                                                                   Exhibit 10.87

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[___]") OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

[LOGO OF MCI APPEARS HERE]


      MCI Telecommunications
      Corporation

      205 North Michigan Avenue
      Chicago, IL 60601
      312 470 2121



                                CARRIER AGREEMENT

                              TERMS AND CONDITIONS

     This Carrier Agreement (the "Agreement"), is between MCI TELECOMMUNICATIONS CORPORATION ("MCI"), 1801 Pennsylvania Avenue N.W., Washington, D.C. 20006, a Delaware corporation, and ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA (ACCA) ("Customer"), an association of carriers which are resale common carriers subject to the Communications Act of 1934, as amended, with offices located at 111 Congress Avenue, Suite 3000, Austin, Texas 78701.

1.   Scope of Agreement.

     (a) A member of ACCA will be referred to herein as a "Member". A list of said Members is attached hereto as Exhibit A to this Agreement. Each Member must be a signatory to this Agreement in order to receive the benefit of this Agreement. New Members of ACCA may be permitted to become signatories and receive the benefits of this Agreement only through the written amendment of this Agreement, signed by both parties hereto. For purposes of this Agreement, all references to "Customer" shall be deemed to include Customer generally, and each Member individually with respect to its individual usage of services hereunder, unless otherwise provided.

     (b) MCI will provide to Customer certain specified domestic interstate services, international services, and intrastate common carriage services. For domestic interstate and international services, this Agreement incorporates by reference the terms of MCI Tariff FCC No. 1 on file with the Federal Communications Commission ("FCC") or any successor to such tariff ("Tariff"), which may be modified from time to time by MCI in accordance with law and thereby affect the services furnished Customer under this Agreement, except that the following terms and conditions will supplement or, to the extent inconsistent, supersede Tariff terms and conditions and will remain in effect throughout the Service Term (as defined in Paragraph 8(a)). For intrastate services, this Agreement incorporates by reference each applicable state tariff filed by MCI, which may be modified by MCI from time to time and thereby affect the services furnished Customer. This Agreement is entered pursuant to Section 211(a) of the Communications Act of 1934, as amended.

     (c) Capitalized terms not otherwise defined in this Agreement will have the meanings assigned to them in the Tariff.

2.   Monthly Commitment.

     (a) During each monthly billing period of the Service Term, Customer's aggregate "Monthly Usage" for such month (as defined in Paragraph 2(b)) will equal or exceed [_____________] ("Monthly Commitment").

     (b) Monthly Usage will mean Customer's usage during each monthly billing period of the MCI services in Attachment 1 calculated in accordance with the following:

           1) Customer's usage of domestic interstate and international MCI Services (hereinafter "Interstate Services" and "International Services") calculated at the rates set forth in Attachment 1, after application of all discounts and credits other than discounts applicable under Paragraph 5(d) and under Attachment 1, Paragraph 4(a) hereof (which shall be applied after calculation of Monthly

                               MCI CONFIDENTIAL

           Usage), and excluding any applicable taxes (and gross receipts taxes) and tax-related surcharges on Interstate Services and International Services; and

           2) Customer's domestic intrastate usage of MCI Services at standard tariff rates (hereinafter "Intrastate Services") but not including any applicable taxes (and gross receipts taxes) and tax related sur-charges on MCI Intrastate Services.

     (c) Interstate Services, International Services and Intrastate Services are collectively hereinafter "MCI Services." The rates for all other MCI products and services not explicitly contained within this Agreement will be governed by the applicable MCI Tariff or applicable state tariff.

     (d) If Customer's Monthly Usage is less than the Monthly Commitment in a month, for that month: (i) Customer will pay the Customer's actual combined monthly recurring and usage charges for MCI Services at standard MCI Tariff rates (however, Members will continue to be billed at the rates contained in this Agreement); and (ii) an underutilization charge (which Customer agrees is reasonable) equal to [___________________] of the difference between the Monthly Commitment and Customer's Monthly Usage. All underutilization charges shall be billed both to ACCA and to Members. ACCA shall be responsible for paying all such underutilization charges. However, Customer's liability under this Paragraph 2(b) shall be limited to the amount of the Monthly Commitment. Members shall not be liable for underutilization in any month that the overall Monthly Usage equals or exceeds the Monthly Commitment.

     (e) If for any monthly billing period during the Service Term MCI overbills any or all Members for MCI Services and subsequently corrects that billing, reducing the amount of the bill(s), and if Customer reduces its usage of MCI Services as a direct result of such overbilling, and if Customer's usage reduction was calculated reasonably, based on the overbilling, to maintain Customer's Monthly Commitment, MCI will not assess any charges under Paragraph 2(d) above for any month in which underutilization charges are due until sixty (60) days from the date on which MCI provides rebill information that reduces the actual monthly usage below the Monthly Commitment.


3.   Rates and Additional Terms.

     (a) Customer will pay the rates and charges for MCI Services set forth in the Attachment(s) and Exhibit(s) to this Agreement and agrees to the additional terms and conditions set forth in such Attachment(s) and Exhibit(s).

     (b) Pursuant to Section 276 of the Telecommunications Act of 1996, the Federal Communications Commission has prescribed regulations that establish a compensation plan to ensure that all payphone service providers are compensated for completed calls from a payphone. MCI reserves the right to adjust MCI's rates, including the rates herein, or to impose additional charges or surcharges in order to recover amounts MCI is required to pay to payphone service providers pursuant to Section 276 and the regulations implementing Section 276, and any costs incurred by MCI in connection with such compensation requirement.

     (c)   MCI International Rate Review.

     The rates for international services contained herein will be fixed for the first three (3) months of the Service Term (as defined in Paragraph 8(a) below). After such three (3) month period, MCI will have the option to revise the rates for any international services contained herein on fifteen
     (15) days prior written notice.

     (d)   International Call Back Limitations.

           1) If MCI detects the use of "polling" technique by Customer for signaling, setup or completion of calls, MCI may, subject to and without limitation upon the Tariff, block calls.

                               MCI CONFIDENTIAL

           2) If any action or ruling by the FCC or foreign PTTs prevent or impede MCI from performing any material obligation in this Agreement, MCI may, at MCI's option and upon ten (10) days prior written notice to Customer, terminate the affected services herein without any liability.

           3) MCI will not be considered in breach of this Agreement if any action or ruling by the FCC or foreign PTTs prevents or affects MCI's ability to provide MCI Services. In addition, MCI's actions resulting from the PTTs blocking or interrupting MCI's Service, or threatening to do so, will not be considered a breach of this Agreement.

4.   Security.

     (a) Nothing contained herein shall limit or be interpreted to limit MCI's rights as provided for in Section B-7.04 of the Tariff to require, in MCI's sole discretion based upon MCI's reasonable review of Customer's or Member's financial condition, alternative or additional security from Customer. Customer's failure or refusal to comply with such requirement upon MCI's request therefor may result in the cancellation of this Agreement and Customer's service for cause pursuant to Section B-11.01 of the Tariff. The security arrangements provided for hereunder shall survive the expiration of the Service Term, as defined herein, and shall remain in effect so long as Customer uses MCI Services or has any outstanding balance due for use of MCI Services.

     (b)   Letter of Credit
           ----------------

           1) Consistent with Section B-7.04 of the Tariff and in specific implementation of such Tariff provision, MCI will conduct a credit review of each Member within fifteen (15) days of such Member's execution of this Agreement. Based upon the results of such review, each Member may be required, as a condition precedent to receipt of MCI Services hereunder, to provide a security deposit or unconditional letter of credit in a form and from a bank acceptable to MCI. If required, such security deposit or letter of credit shall be equal to up to [____________________________________] by such
           Member or such other amount as MCI may reasonably require, and shall be provided to MCI no later than ten (10) days following MCI's demand for such security.

           2) MCI shall have no obligation or liability under this Agreement and shall not accept any orders from a Member or provide such Member with any MCI Services until the security deposit or letter of credit described in Paragraph 4(b)1) immediately above has been provided. MCI may immediately terminate its obligation to provide service to a Member pursuant to this Agreement without liability in the event that such Member fails to provide the security deposit or letter of credit described in Paragraph 4(b)1) within ten (10) days of MCI's demand for such security. Any waiver of the provisions of this paragraph by MCI must be delivered by an authorized executive officer of MCI in writing, and no waiver shall be deemed to occur by other means, including course of action or other forms of communication.

5.   Payment.

     (a) Before the first day of each usage month each Member shall pay MCI, as an estimate of the amount of usage charges to be incurred for such usage month, an amount equal to such Member's most recent MCI invoice. If, at the beginning of the Service Term, such Member has not received any prior MCI invoices at the time payment is due, the Member shall pay an amount equal to such Member's reasonable estimate of its usage of MCI Services during the usage month.

     (b) After each usage month each Member shall receive an MCI invoice for MCI Services provided to such Member under this Agreement. If Member's estimated payment made pursuant to Paragraph 5(a) above is less than MCI's invoice ("shortfall") such Member shall pay the shortfall amount within ten
     (10) days after receipt of the invoice. If Member's estimated payment made pursuant to Paragraph 5(a) above is greater than MCI's invoice ("excess") MCI shall credit the excess to such Member's next MCI invoice.

                                MCI CONFIDENTIAL

     (c) All payments by Members under this Agreement shall be by electronic funds transfer, overnight check or by other means approved in advance by MCI in writing. A Member's failure to pay either the amount due under Paragraph 5(a) above before the first day of the usage month or any shortfall under Paragraph 5(b) above within 10 days after receipt of the invoice may result in (i) the exercise of MCI's rights under the security provisions contained in Paragraph 4(a) immediately above, (ii) the exercise of MCI's rights under Tariff Section B-11.01 with respect to termination of service to such Member under this Agreement; and/or (iii) MCI's application of any amount owed by MCI to such Member, whether under this Agreement or otherwise, to satisfy all or a portion of the amounts owed to MCI by such Member under this Paragraph 5.

     (d) If MCI receives the estimated prepayment due under Paragraph 5(a) above, in immediately available funds, not more than three (3) business days from the date due, then such Member shall receive an additional [_________________________] discount on its Monthly Usage charges during such month. Such discount shall be reflected on such Member's invoice for such month, after application of all other discounts and credits that such Member may be entitled to under MCI's tariffs or this Agreement, and shall be applied as a credit against such Member's interstate and international Monthly Usage charges.

     (e) The termination of service to any Member under this Agreement shall not affect Customer's Monthly Commitment as described in Paragraph 2(a) above. Notwithstanding any other provision contained in this Agreement, it is understood and agreed that Customer shall have no liability for the payment of charges owed to MCI by a defaulting or terminated Member.

     (f) Customer and each Member understands and acknowledges that, in the event MCI terminates Carrier Network Services to a Member, whether for nonpayment or otherwise, that Member's customers or endusers ("Endusers"), may be unable to make calls via MCI's network. If an Enduser is unable to make calls via MCI's network, MCI shall have no duty to interact with the Enduser in connection with the furnishing of telecommunications services. Customer and Member understand and accept that, as a result of Member's or Member's agent's failure to provide alternate service to Endusers upon termination of service, that an Enduser may elect to become an MCI customer and that MCI shall have no responsibility or liability to Customer or Member as a result thereof.

6.   Dispute Resolution.

     (a) Any claims or disputes, including billing disputes, arising out of or related to this Agreement shall be made within six (6) months of their occurrence. Any dispute arising out of or related to this Agreement which can not be resolved by negotiation will be resolved by binding arbitration in accordance with the rules contained in MCI Tariff FCC No. 1 ("Arbitration Rules"). Neither party may seek injunctive relief of any kind prior to the confirmation of an arbitration award, except that MCI may seek injunctive relief against Customer for violation of Paragraphs 19 and 21 herein.

     (b) Independent of Customer's payment obligations set forth in Paragraph 5, Customer will make a separate claim in writing, with adequate support, for any service interruption credit to which Customer believes Customer is entitled, and MCI and Customer will promptly address and attempt to resolve the claim. In the event the parties are unable to resolve any claim within two (2) weeks of the date such claim is received by MCI (or a longer period if mutually agreed upon in writing by MCI and Customer), the parties will:

           1) Consent to mandatory arbitration of all disputes amounting to [______________________________] or more. Such arbitration will be governed by the Commercial Arbitration Rules of the American Arbitration Association, 1739 Rhode Island Avenue, N.W., Suite 509, Washington, D.C. 20036 ("AAA"), as amended by this Agreement.

           2) In the event of a dispute that Customer and MCI cannot resolve, either MCI or Customer may notify AAA at the above address of the dispute and provide a copy of this Agreement. MCI will provide AAA a copy of the Tariff in effect at the time of the dispute.

                                MCI CONFIDENTIAL

           3) The party which first gives notice of the dispute will deposit with AAA the administrative fee required by AAA's rules and a further deposit of [__________________________________________] to secure the payment of expenses and fees to the arbitrator. The party which first gives notice will send a copy of the notice to the other party, which will upon receipt of such notice deposit [_________________________ _______________] to secure its half of the arbitrator's fees and expenses.

           4) Customer acknowledges that Customer will not withhold any sums invoiced unless MCI agrees in advance to the withholding of disputed sums in writing. Customer will pay all invoiced sums and then may seek a refund in arbitration, in which event MCI will take all reasonable steps to expedite the arbitration process.

           5) The arbitrator will be selected under AAA rules from among a panel of seven (7) telecommunications attorneys, retired FCC employees, and law professors, all of whom will be neutral arbitrators under AAA rules. MCI will provide the list of seven (7) arbitrators to AAA and will update the list semiannually. AAA will select the arbitrator to hear the dispute from among the seven (7) members of the panel.

           6) Within twenty (20) days of receipt of notice of the dispute, the other party will submit a written response to AAA, which will forward the notice and the response to the arbitrator. Within ten (10) days of receipt of the notice and the response, the arbitrator will set the time and place of the hearing.

           7) Customer and MCI expressly recognize that the arbitrator's authority is limited to resolution of disputes under this Agreement, the Tariff, and any other documents signed by both parties. The arbitrator's decision will follow the plain meaning of the relevant documents and will be final. In no event will the arbitrator have the authority to make any award that provides for punitive or exemplary damages.

7.   Termination for Insolvency.

In the event Customer or any Member becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to Customer's or Member's liquidation, insolvency or for the appointment of a receiver or similar officer for Customer or Member, makes an assignment for the benefit of all or substantially all of Customer's or Member's creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of Customer's or Member's obligations, MCI may, by giving written notice thereof to Customer or Member, terminate this Agreement in whole or in part, with respect to such Member(s), as of a date specified in such notice of termination.

8.   Term.

     (a) The term of this Agreement ("Service Term") will begin on September 1, 1997 ("Effective Date"), provided this Agreement is executed and delivered to MCI by ACCA on or before September 17, 1997. Otherwise, the Effective Date will be the first day of the first full month following execution of this Agreement by MCI and ACCA. The Service Term will continue for a period of twelve (12) months from the Effective Date. If this Agreement is executed by a Member and delivered to MCI on or before September 19, 1997, the Agreement shall be effective with respect to such Member as of September 1, 1997. Otherwise, this Agreement shall be effective with respect to a Member as of the first day of the first full month following execution and delivery of this Agreement by such Member. Effectiveness of this Agreement with respect to a Member shall be subject to compliance with Paragraph 4(b) hereof.

     (b) If Customer's total actual Monthly Usage accrued hereunder after September 1, 1997, exceeds [_____________________________] prior to the expiration of the Service Term, either party may terminate this Agreement without further liability other than for accrued but unpaid charges and charges accrued under Paragraph 2(d), by providing the other party sixty
     (60) days prior written notice, provided that six (6) months

                                MCI CONFIDENTIAL
     of the Service Term have expired prior to the date of such termination. Notwithstanding anything in this Agreement to the contrary, if notice of termination is provided pursuant to this Paragraph, but Customer's total actual Monthly Usage as of the designated termination date is less than [________________________________], Customer shall pay to MCI, in addition to all unpaid charges incurred through the termination date, the difference between [_________________________________] and Customer's aggregate total of Monthly Usage through such date.

9.   Expiration of Term.

Upon expiration of the Service Term of this Agreement, Customer or MCI may terminate this agreement by providing the other party sixty (60) days prior written notice. If neither party provides such notice within sixty (60) days before the expiration of the Service Term, the Service Term will be extended on a monthly basis until two (2) full months following the provision of such notice by either party. Customer will be fully subject to all the terms and conditions, including standard tariff rates, set forth in the Tariff and respective state tariffs for MCI Services received by Customer after this Agreement is terminated.

10.  Termination Liability.

Except as otherwise provided in Paragraph 8(b) above, if Customer terminates this Agreement before expiration of the Service Term, or if MCI terminates this Agreement before expiration of the Service Term for Customer's material breach, Customer will pay MCI within thirty (30) days of the effective date of such termination an amount equal to [___________________] of the aggregate of Customer's remaining Monthly Commitment for each month remaining in the Service Term after termination (and a pro rata portion thereof for any partial month), together with any previously incurred charges which remain unpaid as of such termination date. In addition to the above liability for early termination, Customer will pay the termination liability for early termination of all tariffed discount plans in which the Customer has enrolled. Charges payable by Customer under this Paragraph 10 are not exclusive of any other rights or remedies to which MCI may be entitled with respect to any breach or failure by Customer. ACCA will be billed for all termination charges.

11.  Nondisclosure.

Neither Customer nor Members will disclose to any third party during this Agreement, or during the three (3) year period thereafter, any of the terms and conditions set forth in this Agreement unless such disclosure is lawfully required by any federal governmental agency or is otherwise required to be disclosed by law, or is necessary in any proceeding establishing rights and obligations under this Agreement. MCI reserves the right to terminate this Agreement for the Member(s) involved in the disclosure immediately upon delivering written notice to Customer and such Member of any impermissible third party disclosure hereunder.

12.  Notices.

All notices, reports and other communications pursuant to or in connection with this Agreement will be sent via personal delivery, registered or certified mail (return receipt requested), or courier service. All such communications will be addressed to the respective party at its address shown below:




                                MCI CONFIDENTIAL

If to MCI                                       If to Customer
----------------------------------------------  --------------------------------
MCI Telecommunications Corporation              ACCA
205 N. Michigan Ave., Suite 3000                111 Congress Avenue; Suite 3000
Chicago, IL 60601                               Austin, TX 78701
Attn: Business Markets                          Attn: Vice President
      Legal Affairs

CC: MCI Account Team
MCI Telecommunications Corporation
Six Concourse Parkway
Sixth Floor
Atlanta, GA 30328
Attn:  Leonard A. Dedo

13.  Letter of Agency.

Members shall appoint MCI as Customer's agent pursuant to a Letter of Agency in substantially the form attached hereto and incorporated herein as Attachment 3 to this Agreement

14.  Surcharge Exemption.

When applicable, Members shall certify that any special access lines used in connection with services under this Agreement terminate in a device not capable of interconnecting MCI's service with the local exchange network and are surcharge exempt from the special access surcharge.

15.  Tax Exemption.

When applicable, Members shall certify that such Members are exempt from federal, state, and/or local taxes.

16.  Governing Law.

This Agreement, including all matters relating to the validity, construction, performance and enforcement thereof, shall be governed by the laws of the State of New York without giving reference to its principles of conflicts of law, except to the extent the Communications Act of 1934, as amended and as interpreted and applied by judicial and regulatory authorities, including the Federal Communications Commission applies.

17.  Assignment.

     (a) This Agreement will be binding on MCI, Customer, Member(s), and their respective successors and assigns. Except as otherwise permitted pursuant to this Paragraph 17, MCI, Customer and Members shall not assign this Agreement, whether by operation of law or otherwise, without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     (b) Notwithstanding anything to the contrary, this Agreement will not be assigned to either AT&T or Sprint without the prior written consent of MCI.

     (c) At least forty-five (45) days before the consummation of any assignment of this Agreement, Customer, including any individual Member, will notify MCI in writing of the name of the proposed assignee. MCI will conduct a review of the assignee based on MCI's prior business dealings with such entity, and MCI will review the financial credit worthiness of the entity. Customer nor Member will assign the agreement if MCI opposes the assignment in its reasonable discretion based on MCI's prior business dealing's with the entity or if the assignee fails to meet MCI's reasonable credit worthiness standards.



                                MCI CONFIDENTIAL

     (d) If Customer or a Member assigns this Agreement without MCI's prior written approval when such approval is required under this Paragraph 17, MCI shall be entitled to terminate this Agreement for cause.

     (e) MCI may terminate its obligation to provide services to a Member under this Agreement without liability on ten (10) business days written notice in the event that such Member undergoes a merger involving a change of control, or divests itself of all or a substantial portion of Member's telecommunications business, or undergoes a change of more than fifty percent (50%) of Member's ownership. The provisions of this Paragraph (e) shall not be applicable with respect to mergers or other transactions between a parent and a subsidiary, provided that the surviving entity shall assume and acknowledge responsibility for all past and future obligations of the prior obligor entity hereunder. This Paragraph (e) shall also not be applicable with respect to the possible acquisition of Consolidated Communications, Inc., by McLeod Telephone.

18.  No Waiver.

No waiver of any of the provisions of this Agreement will be binding unless it is in writing and signed by the party making the waiver. No waiver shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, and no waiver shall be deemed, or shall constitute, a continuing waiver.

19.  Carrier Network Service.

     (a) In order to be eligible to purchase MCI Carrier Network Services (hereinafter "CNS"):

           1) Except in areas where service origination is not available from access providers via a Carrier Identification Code ("CIC"), Members will originate all CNS switched outbound traffic and all CNS operator services traffic via ANIs with the Primary Interexchange Carrier ("PIC") designated to Member's own CIC. Member will submit to MCI a list of Local Exchange Carrier ("LEC") end offices requiring installation and routing of Member's CIC ("CIC Installation"). MCI will invoice Member for the cost of CIC Installation for such LEC end offices. MCI will not initiate the CIC Installation process until Member pays the invoiced CIC Installation charges, subject to application of any installation credits available to Member pursuant to Attachment 1, Paragraph 4(b) hereof. Installation and routing of Member's CIC may not be supported by MCI in all LEC end offices because of excessive requirements for CIC loading and administrative demands by such LEC, in the determination of MCI. MCI requires at least sixty (60) days prior written notice from Member to deactivate or change the translation for sub CIC routing at any end office and/or tandem. MCI will handle all Authorized Service Requests (ASRs) submitted to the appropriate LEC(s) for MCI's CNS. MCI will not be liable for any act or omission of any LEC, including but not limited to translation failures resulting from the LECs processing the ASRs. In addition, Member will be financially responsible for payment of all fees charged by the local exchange carrier related to the ASRs submitted to modify the sub-CIC routing and migrate traffic to or from MCI's network.

           2) Customer will comply with Section 64.1100 of the FCC's Rules and Regulations, as well as other applicable laws or regulations pertaining to the sale and delivery of telecommunications service(s) to Customer's customers. MCI will not be liable to Customer's customers for any claim, liability or expense asserted by those customers in connection with Customer's sale or delivery of such service(s), including the unauthorized conversion of a customer's PIC designation to Customer's CIC. Customer and Members will indemnify and hold MCI harmless from any actions, claims, suits or damages arising out of a Member's violation or alleged violation of any FCC or other applicable law or state regulation, and Customer and Members will pay all attorney fees and costs incurred by MCI in connection with such actions, claims, suits or damages.

     (b) Without limitation, if a Member fails to abide by the requirements in Paragraph 19(a) above or violates any FCC or other applicable law or regulation pertaining to the sale or delivery of Customer's service(s), such failure will be regarded as a material breach of this Agreement, and MCI may terminate all or


                                MCI CONFIDENTIAL
     a portion of the service to such Member under this Agreement by providing such Member fifteen (15) business days written notice of such material breach.

     (c) Customer agrees that MCI may use an appropriate internal MCI database to determine Working Telephone Number ("WTN") historical data regarding MCI and non-MCI PICs, and Customer understands that such systems are not error free. MCI will not be liable to Customer or Members for errors made in determining WTN in reliance on information contained in the internal MCI system.

     (d) Customer agrees that if a Member's enduser makes a call using 1OXXX or 1+ access utilizing Customer's CIC from an ANI which Member did not provide to MCI to enter into MCI's Billing and Order Entry systems, MCI will bill the call through the LEC at MCI Tariff or applicable state tariff rates, and MCI's name will appear as the service provider on the LEC invoice. Furthermore, Customer and Members agree that a Member's sales and marketing channels will only market 10XXX access as a dialing option from ANIs that the end-user had PIC'd to the Member's CIC, in areas where the Member's CIC is pointed to MCI for termination.

     (e)   1)   Customer acknowledges that Customer has been informed by MCI that the CNS product does not support a multiple PIC for a single ANI. A "multiple PIC" is where: (i) the end user selects one carrier for interLATA and a different carrier for intraLATA and/or international or (ii) the end user selects one carrier for operator service calls dialed with the 0+, 01+ or 00- dialing pattern and a different carrier for 1+ long distance calls.

           2) Each Member will comply with Section 64.1150 of the FCC's Rules and Regulations, as well as other applicable laws or regulations pertaining to letter of agency requirements for a primary long distance carrier change. Each Member represents that during the term of this Agreement such Member will not submit any ANI for CNS unless Member has been selected as the carrier for interLATA, intraLATA and international traffic FOR ALL TRAFFIC TYPES for the ANI. Member understands that all ANIs submitted to MCI for Carrier Network Services will carry all traffic for such ANI (including but not limited to interLATA, intraLATA, international, interstate, 1+ and operator assisted) except for 10XXX calls directed to another carrier's CIC. ANIs with multiple PICs submitted by Members to MCI for CNS will be deemed an unauthorized use of MCI's CNS.

           3) If a Member submits an ANI(s) with a multiple PIC to MCI for CNS, Member will be fully liable to MCI and all third parties for any claims, liability or expenses, including but not limited to fines and penalties, arising out of Member's submission of an ANI with a multiple PIC. MCI will not be liable to Customer, Members or any third party for any damage or loss due to a Member's submission of ANIs with multiple PICs. MCI will have no liability to Customer, Members or any third party for revenue that may have been earned but for MCI's inability to support multiple PIC for a single ANI.

           4) Members will indemnify MCI, MCI's affiliated companies, MCI's and MCI's affiliated companies' their respective officers, directors, employees, agents or subcontractors, and will hold them harmless against all costs, expenses, liabilities, loses, damages, suits, fines, penalties, claims and demands of every kind or nature asserted by or on behalf of any person or entity arising out of or related to Member's submission of ANI(s) for CNS. Member will pay MCI reasonable attorney fees and costs, including allocable costs of in house counsel, incurred in enforcing this Agreement.

     (f) Members will receive CNS Feature Services (Call Detail Records, Carrier Direct, and RELI) pursuant to the terms and conditions set forth in Exhibit B of this Agreement.



                                MCI CONFIDENTIAL

20.  Detention Facilities.


In order to be eligible for use of MCI CNS in conjunction with the provision of communications services to any detention facility, including, but not limited to, any local, state or federal prison:

     (a) Members will provide MCI prior written notice on each occasion that Member subscribes to CNS at a detention facility. Notice to MCI will be provided at:

                   MCI Telecommunications Corporation
                   MCI Carrier Finance Services
                   Attn:  Scott Rauschenberg
                   Six Concourse Parkway
                   Atlanta, GA 30328

     (b) Member agrees after the Effective Date of this Agreement, but not more than once semi-annually, MCI may request, and Member will promptly provide to MCI in writing or in a machine readable format as specified by MCI, Member's records, data and invoices pertaining to Member's total long distance telecommunications usage for each Member detention facility end-user for the most recent six (6) month period preceding the request.

     (c) MCI in MCI's sole discretion and consistent with Section B-7.04 of MCI Tariff FCC No. 1 and in specific implementation of such Tariff provision, may require Member, as a condition precedent to receipt of MCI Carrier Network Service to detention facilities as defined above, to provide within ten (10) days of executing this Agreement, or any time thereafter, a cash deposit or letter of credit in a form acceptable to MCI in an amount equal to [__________________________________________]. Any executed letter of credit will be attached hereto and incorporated by reference. Member will continuously renew any letter of credit as necessary to keep such letter of credit in effect during the Service Term.

     (d) Notwithstanding any other provisions of the Tariff, each Member will remain responsible for payment of all charges for services furnished to such Member, which responsibility is not changed by virtue of any use, misuse, or abuse of Member's service or Member-provided systems, equipment, facilities or service interconnected to Member's service, which use, misuse or abuse may be occasioned by third parties including without limitation, Member's employees or other members of the public.

     (e) Members will comply with applicable federal, state and local laws and regulations, including without limitation, laws and regulations relating to operator service as they pertain to detention facilities during the term of this Agreement.

21.  Resale of MCI Services.

     (a) In reselling MCI Services under this Agreement, Customer and each Member will observe the highest standard of integrity and fair dealing with members of the public. Each Member agrees to sell and bill MCI Services under that Member's own name, identity or mark, and Customer and each Member further agrees not to reference MCI's name or marks in any context involving Customer's or Member's furnishing of services to the public. If any violation of this provision occurs during the Service Term of this Agreement, MCI may terminate this Agreement on five (5) business days written notice. Furthermore, Customer and each Member agrees to indemnify MCI for any actions, claims, suits or damages arising out of any allegation that if proved would cause Customer or a Member to be in breach of this provision, and Customer and Member will also pay all attorney's fees and costs incurred by MCI due to any actions, claims, suits or damages arising out of such allegation.

     (b) Customer agrees that Customer and each Member will obtain and maintain any and all approvals to resell MCI Services hereunder from the FCC, including requirements imposed by Section 214 of the


                                MCI CONFIDENTIAL

           Communications Act of 1934, as amended, and state regulatory bodies. In the event Customer fails to obtain or maintain the appropriate approvals, MCI will not be liable for any delay or failure to provide MCI Services.

           (c) Each Member will have sole responsibility for interacting with Member's customers in all matters pertaining to service, including the placing and handling of service orders, service installation, PIC provisioning, operation and termination, dispute handling and resolution, and billing and collection matters. MCI will incur no obligation, nor will MCI be deemed to have any obligation, to interact with Member's customers for any reason or purpose. Member will cooperate with MCI as necessary to address and resolve service-related issues and problems and will impose upon Member's customers an obligation to cooperate with Member in addressing and resolving service-related issues and problems.

           (d) MCI, Customer, and the Members each understands and accepts that, as part of each party's normal business policy and practices and obligations under law, that each of them will engage in extensive marketing efforts in an attempt to sell their services to the public and that such efforts will result in active competition with the other party for the business of users who are customers or prospects of such other party. Accordingly, each party further understands and accepts that such competition is in all respects fair and proper and that no party (including Members) will complain, or be heard to complain, of business lost to the other party. Under no circumstance will any inference be derived that a party's entry into this Agreement means that such party will restrict its efforts to compete against the other party in any way. Notwithstanding the foregoing, MCI will not use confidential information obtained from Customer or Members pursuant to this Agreement in connection with the active marketing of MCI services to the customers of Customer or a Member.

           (e) Customer understands and accepts that no fiduciary relationship arises by virtue of this Agreement and that, accordingly, MCI incurs none of the obligations that arise in such relationship as an incident of MCI's fulfilling MCI's obligations under this Agreement. Further, Customer understands and accepts that MCI neither insures the profits for Customer nor guarantees the success of Customer's business as a result of Customer's receipt of services under this Agreement.

22.        Access Review

If an event or events should occur within the telecommunications industry which directly results in a change in access and/or egress charges across the telecommunications industry of [_______________] or more, Customer or MCI may, request that the parties negotiate in good faith towards a mutually satisfactory amendment of this Agreement to reflect such change. If the parties are not able to reach mutually satisfactory agreement with respect to the terms of an amendment within thirty (30) days after such change in access/egress charges becomes effective, then either party may terminate this Agreement without further liability to the other party, effective thirty (30) days after receipt of prior written notice by the non-terminating party.

23.        Counterparts.

This Agreement may be executed by the parties in one or more counterparts, each of which shall constitute an original, and which together shall constitute one Agreement.

24.        Entire Agreement; Amendments.

This Agreement will be valid only if signed by Customer by September 17, 1997, and if subsequently accepted by MCI. This Agreement shall be effective with respect to each Member after execution hereof by such Member, as described in Paragraph 8(a). Any and all prior or contemporaneous offers, representations and understandings made to Customer or any Member, whether written or oral, are hereby superseded. This Agreement shall supersede the Carrier Agreement between MCI and Customer, signed by MCI on November 11, 1995, as heretofore amended. This Agreement shall not supersede or otherwise affect any service agreement which may currently be in effect between MCI and any Member. Exclusive of any Tariff or state tariff modifications initiated by MCI, once this Agreement has been executed, any amendments hereto must be made in writing and signed by both parties.


                                MCI CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Agreement.

MCI TELECOMMUNICATIONS CORPORATION     ASSOCIATED COMMUNICATIONS
                                       COMPANIES OF AMERICA

By: /s/ [SIGNATURE ILLEGIBLE]          By: /s/ Mike Newkirk
    ----------------------------------     ----------------------------------
Print Name: for Jon McGuire            Print Name: Mike Newkirk
           ---------------------------            ---------------------------
Title:          Vice President         Title:  Vice Pres - ACCA
       -------------------------------        -------------------------------
Date:       10/9/97                    Date:        9/17/97
       -------------------------------       --------------------------------

ACC LONG DISTANCE CORPORATION,         ATX TELECOMMUNICATIONS & SERVICES
d/b/a ACC TELECOM

By:                                    By:
    ----------------------------------     ----------------------------------
Print Name:                            Print Name:
           ---------------------------            ---------------------------
Title:                                 Title:
       -------------------------------        -------------------------------
Date:                                  Date:
       -------------------------------       --------------------------------

BUSINESS TELECOM, INC.                 CINCINNATI BELL LONG DISTANCE, INC.

By: /s/ Mike Newkirk                   By:
    ----------------------------------     ----------------------------------
Print Name: Mike Newkirk               Print Name:
           ---------------------------            ---------------------------
Title:  Pres/COO                       Title:
       -------------------------------        -------------------------------
Date:        9/17/97                   Date:
       -------------------------------       --------------------------------

TELEFONICA LARGA DISTANCIA DE          NATIONAL TELECOMMUNICATIONS
PUERTO RICO, INC.,                     OF FLORIDA

By:                                    By:
    ----------------------------------     ----------------------------------
Print Name:                            Print Name:
           ---------------------------            ---------------------------
Title:                                 Title:
       -------------------------------        -------------------------------
Date:                                  Date:
       -------------------------------       --------------------------------


                               MCI CONFIDENTIAL

CONSOLIDATED COMMUNICATIONS, INC.      USLD COMMUNICATIONS, INC.

By:                                    By:
    --------------------------------       ----------------------------------

Print Name:                            Print Name:
           -------------------------              ---------------------------

Title:                                 Title:
       -----------------------------          -------------------------------

Date:                                  Date:
       -----------------------------         --------------------------------


DELTACOM, INCORPORATED                 LONG DISTANCE SAVERS, INC.

By:   /s/ Tom Mullis                   By:
    --------------------------------       ----------------------------------

Print Name:  Tom Mullis                Print Name:
           -------------------------              ---------------------------

Title:   Sr. VP                        Title:
       -----------------------------          -------------------------------

Date:    9/17/97                       Date:
       -----------------------------         --------------------------------

QWEST COMMUNICATIONS CORPORATION       PACIFIC GATEWAY EXCHANGE, INC.

By:                                    By:
    --------------------------------       ----------------------------------

Print Name:                            Print Name:
           -------------------------              ---------------------------

Title:                                 Title:
       -----------------------------          -------------------------------

Date:                                  Date:
       -----------------------------         --------------------------------

                               MCI CONFIDENTIAL

                                  ATTACHMENT 1

***INFORMATION IN THIS ATTACHMENT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

1.         Carrier Network Service Rates

Members will receive the following rates during the Service Term for MCI Services that do not originate at a switch owned and operated by such Member (a "Member Location").

Rates set forth in this Paragraph 1 do not include charges for installation, taxes, tax-related surcharges, any other applicable surcharges, charges for access and access related surcharges associated with CNS. Rates are in lieu of any discounts, promotions, and credits otherwise applicable pursuant to the Tariff unless otherwise provided in this Agreement.

When referenced below, for CNS inbound and outbound Interstate and International Services, "Tariff Rates" will mean the standard Tariff rates for Option G and Option F of the Tariff (or any successor Tariff section). When referenced herein, "ECC Locations" will refer to locations tariffed by MCI as extended call coverage locations, including, without limitation, Alaska, Hawaii, Puerto Rico, the U.S. Virgin Islands, Guam, the Northern Mariana Islands, Saipan, and American Samoa.

           (a) Interstate Outbound and Inbound Toll Free Rates. For CNS interstate outbound services, excluding service terminating in ECC Locations, and for CNS interstate inbound toll free service, excluding services originating in ECC Locations, Customer will pay the following non-distance sensitive ("Postalized") rate per minute, less the associated maximizer discount in Paragraph 1(k).


           Service                                                             Day Rate        Non-Day Rate
           --------------------------------------------------------------------------------------------------
           Domestic Non-Dedicated Interstate Outbound                         [_______]            [_______]
           Domestic Non-Dedicated Interstate Inbound Toll Free                [_______]            [_______]
           Dedicated Interstate Outbound                                      [_______]            [_______]
           Dedicated Interstate Inbound Toll Free                             [_______]            [_______]

           (b) Interstate Outbound - Extended Call Coverage. For CNS interstate outbound services terminating in ECC Locations, Customer will pay the interstate rates at the switched to switched, dedicated to switched or switched to dedicated rates in Option G, Section
           C.3.093 (or any successor Tariff section) of the Tariff, less the associated maximizer discounts in Paragraph 1(k). Customer is not eligible for any Tariff discounts on such service. CNS interstate outbound service calls can not originate from Alaska, Puerto Rico and the U.S. Virgin Islands.

           (c) Interstate Inbound Toll Free - Extended Call Coverage. For CNS interstate services originating in ECC Locations, Customer will pay interstate rates at the Toll Free Business Line Termination or Dedicated Termination rates in Option F, Section C.3.082 of the Tariff (or any successor Tariff section) less the associated maximizer discounts in Paragraph 1(k). Customer is not eligible for Tariff discounts on such service.

           (d)   Intrastate Outbound Rates.

                 1) For CNS intrastate outbound services Customer will pay the standard tariff rates for MCI Vnet Service (switched to switched or dedicated to switched) in each applicable MCI state tariff. CNS intrastate outbound service is not available for Alaska, Puerto Rico, and the U.S. Virgin Islands.

                 2) For the services identified above, Customer will receive a credit, which when combined with the rates identified in the previous subparagraph, will yield the Postalized rates in Column A of Schedule A, Exhibit C for non dedicated intrastate outbound services and Column A of Schedule B,

                                MCI CONFIDENTIAL

           Exhibit C for dedicated intrastate outbound services (exclusive of service option and feature charges specified in the tariff).

           3) In addition, Customer will receive another credit equal to the product of the applicable "Percentage of Usage Eligible for Discount" in Paragraph 1(k) multiplied by the number of CNS intrastate minutes (on a state-by-state basis) multiplied by the difference between the Postalized rates in Column A and Column B of Schedule A, Exhibit C for non dedicated intrastate outbound service and Column A and Column B of Schedule B for dedicated intrastate outbound service (on a state-by-state basis).


           Formula:
           Percentage of Usage                Number of                          Difference between
           Eligible for                 X     CNS Intrastate              X      rates in Column A
           Maximizer Discount                 Outbound Minutes                   and Column B of Schedule A
           in Paragraph 1(k)                  (state-by-state basis)             or Schedule B (as applicable
                                                                                 for each service), Exhibit C
                                                                                 (state-by-state basis)

           4) All credits will be applied to Customer's CNS domestic interstate usage only. Customer shall not be eligible for any tariff discounts on such service. Credits shall not exceed Customer's CNS domestic interstate outbound monthly usage charges (exclusive of taxes, surcharges and pass-through access/egress or related charges) and will not be carried forward.

(e)        Intrastate Inbound Toll Free Rates.

           1) For CNS intrastate inbound toll free services Customer will pay standard tariff rates for MCI Toll Free Common Business Line Termination or Dedicated Termination in each applicable MCI state tariff. CNS intrastate inbound toll free service is not available for Alaska, Puerto Rico, and the U.S. Virgin Islands.

           2) For the services identified above, Customer will receive a credit, which when combined with the rates identified in the previous subparagraph, will yield the Postalized rates in Column A of Schedule C, Exhibit C for CNS non dedicated intrastate toll free and Column A of Schedule D, Exhibit C for CNS dedicated intrastate toll free (exclusive of service option and feature charges specified in the tariff).

           3) In addition, Customer will receive another credit equal to the product of the applicable "Percentage of Usage Eligible for Discount" in Paragraph 1(k) multiplied by the number of CNS intrastate minutes (on a state-by-state basis) multiplied by the difference between the Postalized rates in Column B and Column A of Schedule C, Exhibit C for CNS non dedicated intrastate toll free and Column B and Column A of Schedule D for CNS dedicated intrastate toll free (on a state-by-basis).


           Formula:
           Percentage of Usage                Number of                                  Difference between
           Eligible for                 X     CNS Intrastate                     X       rates in Column A
           Maximizer Discount                 Inbound Toll-Free Minutes                  and Column B of Schedule A
           in Paragraph 1(k)                  (state-by-state basis)                     or Schedule B (as applicable
                                                                                         for each service), Exhibit C
                                                                                         (state-by-state basis)

           4) All credits will be applied to Customer's CNS domestic interstate usage only. Customer shall not be eligible for any tariff discounts on such service. Credits shall not exceed Customer's CNS domestic interstate inbound monthly usage charge (exclusive or taxes, surcharges and pass-through access/egress (or related charges) and will not be carried forward.

                                MCI CONFIDENTIAL

(g) International Non-Dedicated and Dedicated Outbound Rates. For CNS international dedicated and non-dedicated outbound service, (excluding CNS International Service terminating in Canada and Mexico), for the countries listed in Exhibit D, Customer will pay the rates in Exhibit D less the associated maximizer discounts in Paragraph 1(k). Where rates are not provided for specific countries in Exhibit D, Customer will pay Tariff Rates in Option G
Section 3.0739 (or any successor Tariff section), less the associated maximizer discounts in Paragraph 1(k). Customer is not eligible for Tariff discounts on such service.

(h) CNS International Outbound Terminating in Mexico. For CNS international outbound service terminating in Mexico, Customer will pay a Postalized rate per minute, which will be determined by adding $0.05 per minute to the rates for MCI Prism I International service terminating in Mexico.

(i) CNS International Outbound Terminating in Canada. For CNS international outbound service terminating in Canada, Customer will pay a Postalized rate per minute of [_____].

(j) CNS Global Control. As an optional service within Carrier Direct and pursuant to the terms and conditions set forth in Section II of Exhibit B, Customer may specify the type of CNS outbound calls allowable for each CNS Dedicated Access Line ("DAL") group and for each ANI PIC'd to Customer's own CIC in accordance with the following range options. Such service will be known as "CNS Global Control."

           Range Options
           -------------
           00 = No CNS outbound calls allowed.
           02 = CNS outbound calls in the continental United States, including
                Alaska and Hawaii.
           03 = All CNS outbound calls allowed, unrestricted call area.
           04 = CNS outbound calls in the continental United States, including Alaska and Hawaii, plus all North American
                Numbering Plan Locations.

Customer's CNS DAL groups and ANIs PIC'd to Customer's own CIC will default to Range Option 03. If Customer utilizes CNS Global Control to select Range Options 00, 02 or 04, ("non-default option"), Customer agrees to pay a [_____________] monthly recurring fee during each month in which one or more of Customer's CNS DAL groups or ANIs PIC'd to Customer's own CIC are assigned a non-default option.

(k) Marketing Maximizer Discounts. Customer will receive an additional discount on usage of MCI Carrier Network Service where permitted, and as stated, in the Paragraphs above, less taxes and tax-related surcharges based on the number of non-MCI ANIs, WTNs, or DALs (ANIs, WTNs or DALs that have not been PICed to MCI for at least the previous ninety (90) days) that Customer converts to MCI. For dedicated MCI Carrier Network Service the discount shall be based on the number of non-MCI DALs that Customer converts to MCI. Each month MCI will calculate the overall cumulative total of non-MCI ANIs, WTNs or DALs converted to MCI and then apply a discount to Customer's usage as follows:

Cumulative Percentage            Percentage of
of Converted non-MCI             Usage Eligible
ANI's/WTN's/DAL's                for Discount            Discount Percentage
--------------------             -------------           -------------------
[_] or more                      [__]                    [_]
[____] or less                   [__] less percent [_]   [_]
                                           below [_]

If Customer's dedicated Carrier Network Services usage exceeds twenty percent (20%) of Customer's total Carrier Network Services usage, then the dedicated Carrier Network Services usage in excess of such twenty percent (20%) shall not receive the maximizer discount provided above.

                                MCI CONFIDENTIAL

(l) Directory Assistance. For domestic switched to switched and dedicated to switched directory assistance Customer will pay [_____] per call. In each month in which Customer's total number of directory assistance calls exceed twenty five thousand (25,000), the above Postalized rate for domestic directory assistance will be reduced by [_____] per call. For international directory assistance, Customer will pay the applicable MCI Tariff rates.

(m) Advanced CNS Routing.

    1) For Advanced CNS Routing of interstate outbound calls, Customer will pay, in lieu of the CNS interstate outbound rates in Paragraph 1(a), the Postalized rate per minute of [_____].

    2) For Advanced CNS Routing of intrastate outbound calls, Customer will pay the standard tariff rates for MCI Vnet Service (switched to dedicated) in each applicable MCI state tariff. In addition, Customer will receive a credit based upon Customer's usage of Advanced CNS Routing of intrastate outbound calls, equal to the sum of the differences (both positive and negative) between the rates in the previous paragraph and the postalized rates in Schedule B of Exhibit C for switched-to-dedicated intrastate outbound services (exclusive of service option and feature charges specified in the tariff). All credits will be applied to Customer's domestic interstate usage only. Customer is not eligible for any tariff discounts on such service. Credits may not exceed Customer's CNS domestic interstate outbound monthly usage charges (exclusive of taxes, surcharges and pass-through access/egress or related charges) and will not be carried forward.

    3) To receive Advanced CNS Routing, Customer will (i) install and maintain a MCI T-1 circuit; (ii) provide MCI with the NPA/NXX and country code identifying the traffic eligible for Advanced CNS Routing; and (iii) retain responsibility for completing the traffic once routed to Customer's dedicated circuit at Customer's switch.

    4) If MCI cannot terminate the call on dedicated access to Customer's switch, MCI will terminate the call over MCI's switched network. In such instance, Customer will pay the CNS domestic non-dedicated interstate outbound rates in Paragraph 1(a) and the non-dedicated intrastate rates in Paragraph 1(a).

    5) Customer's Advanced CNS Routing will receive the maximizer discounts in Paragraph 1(k) but is not eligible for Tariff discounts.

(n)        CNS Origination Cap

If during any monthly billing period of the Service Term Customer's CNS and Advanced CNS traffic, measured in minutes, originating in LECs which are not Regional Bell Operating Companies ("RBOCs") equals or exceeds Customer's twenty-five percent (25%) of Customer's total CNS and Advanced CNS traffic, measured in minutes, Customer will pay, in addition to other applicable usage charges, a surcharge of [_____] per minute on each interstate CNS minute and each interstate Advanced CNS minute originating in LECs which are not RBOCs.

                               MCI CONFIDENTIAL

2. Additional Product Rates.
   ------------------------

Member will receive the following rates during the Service Term for MCI Services for which outbound traffic originates or inbound traffic terminates at such Member's Location. Customer will pay standard tariff rates for all Intrastate Services.

Rates set forth in this Paragraph 2 do not include charges for installation, taxes, tax-related surcharges, any other applicable surcharges, charges for access and access-related charges (including, without limitation, access charges in the Tariff, which are additional) except as otherwise provided in Paragraph 2(f) herein. Rates are in lieu of any discounts, promotions, and credits otherwise applicable pursuant to the Tariff and any state tariff.

For purposes of this Paragraph 2, "Terminating LEC" and "Originating LEC" will mean the LEC to which a Prism I or Toll Free DAL call terminates or originates, respectively. LEC groupings indicated below shall include the LECs as designated in Attachment 4. MCI reserves the right to change the LEC grouping applicable to a particular LEC, upon thirty (30) days prior written notice to Customer. "RBOC Region" will mean the region in which a Prism I or Toll Free DAL call terminates, and such RBOC regions will be defined as follows:

           .    Ameritech: Illinois, Indiana, Minnesota, Ohio, Wisconsin.
           .    Bell Atlantic: District of Columbia, Delaware, Maryland, New
                Jersey, Pennsylvania, Virginia, West Virginia.
           .    Bell South: Alabama, Florida, Georgia, Kentucky, Louisiana,
                Mississippi, North Carolina, South Carolina, Tennessee.
           .    Nynex: Connecticut, Massachusetts, Maine, New Hampshire, New
                York, Rhode Island, Vermont.
           .    Pac Tel: California, Nevada.
           .    SW Bell: Arkansas, Kansas, Missouri, Oklahoma, Texas.
           .    US West: Arizona, Colorado, Iowa, Idaho, Minnesota, Montana,
                North Dakota, Nebraska, New Mexico, Oregon, South Dakota, Utah,
                Washington, Wyoming.

           (a)  Domestic Interstate MCI Prism I Service.

                1) For domestic interstate switched outbound service originating via dedicated access from a Member Location(s) to an MCI point of presence, except for service terminating to ECC Locations for which Member will pay Tariff rates less applicable Tariff discounts unless otherwise provided herein, Member will pay the following Postalized rate per minute as determined by the Terminating LEC and the RBOC Region:


                      -------------------------
                      TERMINATING LEC: RBOCs
                      -------------------------
                      RBOC
                      Region and
                      Terminating
                      LEC                Peak       Off Peak
                      ---------------------------------------
                      Ameritech         [____]       [____]
                      Bell Atlantic     [____]       [____]
                      Bell South        [____]       [____]
                      Nynex             [____]       [____]
                      Pac Tel           [____]       [____]
                      SW Bell           [____]       [____]
                      US West           [____]       [____]






                               MCI CONFIDENTIAL

--------------------------------------------
TERMINATING LEC: GTE
--------------------------------------------
RBOC
Region                  Peak        Off Peak
--------------------------------------------
Ameritech               [____]        [____]
Bell Atlantic           [____]        [____]
Bell South              [____]        [____]
Nynex                   [____]        [____]
Pac Tel                 [____]        [____]
SW Bell                 [____]        [____]
US West                 [____]        [____]

--------------------------------------------
TERMINATING LEC: UNITED
--------------------------------------------
RBOC
Region                  Peak        Off Peak
--------------------------------------------
Ameritech               [____]        [____]
Bell Atlantic           [____]        [____]
Bell South              [____]        [____]
Nynex                   [____]        [____]
Pac Tel                 [____]        [____]
SW Bell                 [____]        [____]
US West                 [____]        [____]

--------------------------------------------
TERMINATING LEC: CONTEL
--------------------------------------------
RBOC
Region                  Peak        Off Peak
--------------------------------------------
Ameritech               [____]        [____]
Bell Atlantic           [____]        [____]
Bell South              [____]        [____]
Nynex                   [____]        [____]
Pac Tel                 [____]        [____]
SW Bell                 [____]        [____]
US West                 [____]        [____]



--------------------------------------------
TERMINATING LEC: NECA &
             OTHERS
--------------------------------------------
RBOC
Region                  Peak        Off Peak
--------------------------------------------
Ameritech               [____]        [____]
Bell Atlantic           [____]        [____]
Bell South              [____]        [____]
Nynex                   [____]        [____]
Pac Tel                 [____]        [____]
SW Bell                 [____]        [____]
US West                 [____]        [____]

--------------------------------------------
TERMINATING LEC: SNET
--------------------------------------------
RBOC
Region                   Peak       Off Peak
--------------------------------------------
Nynex                   [____]        [____]


                               MCI CONFIDENTIAL

---------------------------------------------
TERMINATING LEC:
CINCINNATI BELL
---------------------------------------------
RBOC
Region                    Peak     Off Peak
---------------------------------------------
Ameritech              [______]     [______]

2) For domestic interstate switched outbound service originating via dedicated access from a Member Location(s) to an MCI point of presence in Puerto Rico, Members will pay the following Postalized rates per minute, in lieu of the rates set forth in Paragraph 2(a)1) above:

           ECC Location                 Peak            Off Peak
           --------------               ----            --------
           Puerto Rico                 [_______]       [_______]

           For domestic interstate switched outbound service originating via dedicated access from a Member Location(s) to an MCI point of presence in Hawaii, Members will pay tariffed rates, less applicable tariffed discounts. For domestic interstate switched outbound service originating via dedicated access from a Member Location(s) to an MCI point of presence in any ECC Location other than Hawaii or Puerto Rico, Members will pay the tariffed rates, less applicable tariffed discounts, less an additional [___________________] discount.


3) MCI Prism I Service Credits. For domestic intrastate MCI Prism I Service, Members will pay standard tariff rates in each applicable MCI state tariff. Members will receive an additional debit or credit determined by subtracting the following rates from the applicable MCI domestic intrastate tariff rates for each minute of usage (positive differences will yield credits and negative differences will yield debits):


State                      Rate Per Minute
------------------------------------------
Alabama                           [_______]
Arizona                           [_______]
Arkansas                          [_______]
California                        [_______]
Colorado                          [_______]
Connecticut                       [_______]
Delaware                          [_______]
Florida                           [_______]
Georgia                           [_______]
Idaho                             [_______]
Illinois                          [_______]
Indiana                           [_______]
Iowa                              [_______]
Kansas                            [_______]
Kentucky                          [_______]
Louisiana                         [_______]
Maine                             [_______]
Maryland                          [_______]
Massachusetts                     [_______]
Michigan                          [_______]
Minnesota                         [_______]
Mississippi                       [_______]
Missouri                          [_______]
Montana                           [_______]



                               MCI CONFIDENTIAL


     State                Rate Per Minute
     ------------------------------------
     Nebraska                     [_____]
     Nevada                       [_____]
     New Hampshire                [_____]
     New Jersey                   [_____]
     New Mexico                   [_____]
     New York                     [_____]
     North Carolina               [_____]
     North Dakota                 [_____]
     Ohio                         [_____]
     Oklahoma                     [_____]
     Oregon                       [_____]
     Pennsylvania                 [_____]
     Rhode Island                 [_____]
     South Carolina               [_____]
     South Dakota                 [_____]
     Tennessee                    [_____]
     Texas                        [_____]
     Utah                         [_____]
     Vermont                      [_____]
     Virginia                     [_____]
     Washington                   [_____]
     West Virginia                [_____]
     Wisconsin                    [_____]
     Wyoming                      [_____]

     The debit or credit amount will be applied to Member's domestic interstate monthly usage charges. Any credit in any month will not exceed Member's domestic interstate monthly charges (excluding applicable taxes, surcharges, and pass-through access/egress or related charges) and may not be carried forward to the next month.

(b)  Domestic Interstate MCI Toll Free DAL Service.

     1) For domestic interstate inbound services terminating via dedicated access from an MCI point of presence to Member Location(s), except for service originating from ECC Locations for which Member will pay Tariff rates less applicable Tariff discounts unless otherwise provided herein, Member will pay the following Postalized rate per minute as determined by the Originating LEC and the RBOC Region:


     ------------------------
     ORIGINATING LEC: RBOCs
     ------------------------
     RBOC
     Region and
     Originating
     LEC                 Peak       Off Peak
     ---------------------------------------
     Ameritech          [____]        [____]
     Bell Atlantic      [____]        [____]
     Bell South         [____]        [____]
     Nynex              [____]        [____]
     Pac Tel            [____]        [____]
     SW Bell            [____]        [____]
     US West            [____]        [____]

                               MCI CONFIDENTIAL


--------------------------------------------
ORIGINATING LEC: GTE
--------------------------------------------
RBOC
Region                    Peak      Off Peak
--------------------------------------------
Ameritech               [____]        [____]
Bell Atlantic           [____]        [____]
Bell South              [____]        [____]
Nynex                   [____]        [____]
Pac Tel                 [____]        [____]
SW Bell                 [____]        [____]
US West                 [____]        [____]


--------------------------------------------
ORIGINATING LEC: UNITED
--------------------------------------------
RBOC
Region                    Peak      Off Peak
--------------------------------------------
Ameritech               [____]        [____]
Bell Atlantic           [____]        [____]
Bell South              [____]        [____]
Nynex                   [____]        [____]
Pac Tel                 [____]        [____]
SW Bell                 [____]        [____]
US West                 [____]        [____]


--------------------------------------------
ORIGINATING LEC: CONTEL
--------------------------------------------
RBOC
Region                    Peak      Off Peak
--------------------------------------------
Ameritech               [____]        [____]
Bell Atlantic           [____]        [____]
Bell South              [____]        [____]
Nynex                   [____]        [____]
Pac Tel                 [____]        [____]
SW Bell                 [____]        [____]
US West                 [____]        [____]


-----------------------------------------
ORIGINATING LEC: NECA & OTHERS
-----------------------------------------
RBOC
Region                    Peak   Off Peak
-----------------------------------------
Ameritech               [____]        [____]
Bell Atlantic           [____]        [____]
Bell South              [____]        [____]
Nynex                   [____]        [____]
Pac Tel                 [____]        [____]
SW Bell                 [____]        [____]
US West                 [____]        [____]


-----------------------------------------
ORIGINATING LEC: SNET
-----------------------------------------
RBOC
Region                    Peak   Off Peak
-----------------------------------------
Nynex                   [____]        [____]


                               MCI CONFIDENTIAL

-----------------------------------------
ORIGINATING LEC:
CINCINNATI BELL
-----------------------------------------
RBOC
Region                    Peak   Off Peak
-----------------------------------------
Ameritech               [____]     [____]

2) For domestic interstate inbound services terminating via dedicated access from an MCI point of presence in the following ECC Locations to Member Location(s), in lieu of the rates set forth in Paragraph 2(b)l) above, Member will pay the following Postalized rates per minute:

     For domestic interstate switched inbound service terminating via dedicated access from an MCI point of presence in Puerto Rico, Members will pay the following Postalized rates per minute, in lieu of the rates set forth in Paragraph 2(b)1) above:


     ECC Location          Peak               Off Peak
     ------------          ----               --------
     Puerto Rico           [_____]            [_____]

     For domestic interstate switched inbound service terminating via dedicated access from an MCI point of presence in Hawaii, Members will pay tariffed rates, less applicable tariffed discounts. For domestic interstate switched inbound service terminating via dedicated access from an MCI point of presence in any ECC Location other than Hawaii or Puerto Rico, Members will pay the tariffed rates, less applicable tariffed discounts, less an additional [___________________] discount.

3) MCI Toll Free DAL Service Credits. For domestic intrastate MCI Toll Free DAL Service, Member will pay standard tariff rates in each applicable MCI state tariff. Member will receive an additional debit or credit determined by subtracting the following rates from the applicable MCI domestic intrastate tariff rates for each minute of usage (positive differences will yield credits and negative differences will yield debits):


State                   Rate Per Minute
---------------------------------------
Alabama                         [_____]
Arizona                         [_____]
Arkansas                        [_____]
California                      [_____]
Colorado                        [_____]
Connecticut                     [_____]
Delaware                        [_____]
Florida                         [_____]
Georgia                         [_____]
Idaho                           [_____]
Illinois                        [_____]
Indiana                         [_____]
Iowa                            [_____]
Kansas                          [_____]
Kentucky                        [_____]
Louisiana                       [_____]
Maine                           [_____]
Maryland                        [_____]
Massachusetts                   [_____]
Michigan                        [_____]
Minnesota                       [_____]
Mississippi                     [_____]


                               MCI CONFIDENTIAL


     State                  Rate Per Minute
     --------------------------------------
     Missouri                       [_____]
     Montana                        [_____]
     Nebraska                       [_____]
     Nevada                         [_____]
     New Hampshire                  [_____]
     New Jersey                     [_____]
     New Mexico                     [_____]
     New York                       [_____]
     North Carolina                 [_____]
     North Dakota                   [_____]
     Ohio                           [_____]
     Oklahoma                       [_____]
     Oregon                         [_____]
     Pennsylvania                   [_____]
     Rhode Island                   [_____]
     South Carolina                 [_____]
     South Dakota                   [_____]
     Tennessee                      [_____]
     Texas                          [_____]
     Utah                           [_____]
     Vermont                        [_____]
     Virginia                       [_____]
     Washington                     [_____]
     West Virginia                  [_____]
     Wisconsin                      [_____]
     Wyoming                        [_____]

     The credit or debit amount will be applied to Member's domestic interstate monthly usage charges. Any credit in any month will not exceed Member's domestic interstate monthly usage charges (excluding taxes, surcharges, and pass through access/egress or related charges) and may not be carried forward to the next month.

(c) Domestic Interstate DS-O. For domestic interstate DS-O Service ("DS-O Service") terminating at a Member Location, Member will pay, subject to this paragraph and in addition to all taxes and tax-related surcharges, the greater of:

     .    [____], or
     .    [_____] per DS-O circuit mile.

For all domestic interstate DS-O Service in excess of thirty percent (30%) of Member's total domestic interstate DS-O, TDS 1.5, and TDS 45 ("Private Line Services") usage, Member will pay [_____] per DS-) circuit mile.

(d)  Domestic Interstate TDS 1.5. For domestic interstate TDS 1.5 Service ("TDS
1.5 Service") terminating at a Member Location, Member will pay, subject to this paragraph and in addition to all taxes and tax-related surcharges, the greater of:

     .    [_____], or
     .    [_____] per DS-O circuit mile.



                                MCI CONFIDENTIAL

                                    --11--

(e) Domestic Interstate TDS-45. For domestic interstate TDS 45 Service ("TDS 45 Service") terminating at a Member Location, Member will pay, subject to this paragraph and in addition to all taxes and tax-related surcharges, the greater of:

     .    [_______], or
     .    [_____] per DS-O circuit mile.

(f)  1)   The charges for Private Line Services include all monthly recurring
     Central Office Connection ("COC") and monthly recurring Access Coordination ("AC") and exclude all monthly recurring Access charges for Private Line Services.

     2) Rates for domestic interstate Private Line Services are based on a least mileage routing and the mileage per route is determined by using the airline mileage between the two applicable MCI Dedicated Leased Line cities in accordance with the calculation as set forth in Section C-11, Table I, Part A of the Tariff. These rates will apply only to circuits that are wholly-owned and operated end-to-end by MCI and the rates will not apply to circuits with less than ten percent (10%) domestic interstate traffic. For circuits where MCI leases all or a portion of the DS-0, TDS 1.5, or TDS-45 facilities, MCI may elect to provide a rate different than the rates in this Agreement. Customer may purchase the DS-0, TDS 1.5, or TDS-45 service from another vendor if MCI offers a rate different than the rates in this Agreement

     3) The rates for domestic interstate Private Line Services provided herein are in lieu of any rates, charges, promotions and discounts available from MCI in the Tariff or applicable state tariff for the AC, COC and IOC portion of such service including, without limitation, the Network Pricing Plan(s) specified in the Tariff. The local access portion of such service may be eligible for the Access Pricing Plan(s) specified in the Tariff.

     4) The provisioning of domestic TDS-45 Service is based upon service availability, as determined by MCI. The availability of domestic interstate TDS-45 Service is limited and MCI does not guarantee the provisioning of such service. Customer's ability to comply with the Monthly Commitment set forth in Paragraph 2, will not be contingent upon the provisioning of domestic interstate TDS-45 Service.

     5) MCI will waive the M13 multiplex charges as such charges are described in the Tariff for M13s installed prior to the Effective Date of this Agreement. For M13s purchased pursuant to this Agreement after the Effective Date, Customer will pay [_______________________________] per
     M13 per month.

     6) MCI will waive the Echo control charges as such charges are described in the Tariff for circuits installed prior to the Effective Date of this Agreement. For circuits installed pursuant to this Agreement after the Effective Date, Customer will pay Echo control charges of [___________] per month for each circuit which does not exceed [___________________] miles. If, as a result of network routing and capacity issues, a circuit is routed so that the circuit mileage of such circuit exceeds [______________] of the airline mileage between the originating and terminating city pairs and also exceeds [________________] miles, MCI will waive Echo control charges on such circuit.

(g)  MCI International Prism I Service.

For MCI International Prism I Service terminating in international countries (excluding MCI International Prism I Service terminating in Canada and Mexico), Customer will pay the rates set forth in Exhibit E. Where rates are not provided for specific countries in Exhibit E, Customer will pay Tariff rates less Tariff discounts.

                               MCI CONFIDENTIAL

Notwithstanding the preceding paragraph, Customer shall pay the following postalized rates per minute for MCI International Prism I Service to the following countries for the period from the Effective Date of this Agreement through September 30, 1997 (after which date, the rates described in the preceding paragraph shall apply to such countries):


            Country                         Rate Per Minute
            -------                         ---------------
            Aruba                           [_____]
            Australia                       [_____]
            Bahrain                         [_____]
            Benin                           [_____]
            British Virgin Islands          [_____]
            Cameroon                        [_____]
            Japan                           [_____]
            Marshall Islands                [_____]
            New Zealand                     [_____]
            Singapore                       [_____]
            Zimbabwe                        [_____]

(h) International Prism I Service Terminating in Canada. For International Prism I Service traffic originating via dedicated access and terminating in Canada, Customer will pay a Postalized rate per minute of $0.0996.

(i) International Prism I Service Terminating in Mexico. For International Prism I Service traffic originating via dedicated access and terminating in Mexico, Customer will pay a Postalized rate per minute as determined from the table below:


Range       Peak          Off Peak
----------------------------------
  1         [______]       [_____]
  2         [______]       [_____]
  3         [______]       [_____]
  4         [______]       [_____]
  5         [______]       [_____]
  6         [______]       [_____]
  7         [______]       [_____]
  8         [______]       [_____]

The ranges set forth in the above table correspond to Table V, Part H of the Tariff (or any successor Tariff section) which state the distance from the Mexican border to the destination in Mexico.

(j)  MCI International Toll Free DAL Service

For MCI International Toll Free DAL Service originating in international countries (except Canada), Customer will pay the rates set forth in Exhibit F Where rates are not provided for specific countries in Exhibit F, Customer will pay Tariff rates less Tariff discounts.

(k)  MCI International Toll Free DAL Service Terminating in Canada

For MCI International Toll Free DAL Service originating in Canada, Customer will pay the Postalized rate per minute of $0.l500.

(l) Directory Assistance. For domestic directory assistance, Customer will pay, in addition to all applicable federal, state and local taxes and surcharges, [_____] per call. In each month in which Customer's


                               MCI CONFIDENTIAL
total number of domestic directory assistance calls equals or exceeds twenty-five thousand (25,000), the above Postalized rate for directory assistance will be reduced by [______]. For international directory assistance, Customer will pay the applicable Tariff rates.

(m) MCI Feature Card Service. Customer will receive the rates, terms and conditions for MCI Feature Card Service set forth in Exhibit G and the Attachment to this Exhibit.

(n)  networkMCI Conferencing.

     1) For the methods of domestic interstate networkMCI Conferencing ("Conferencing") specified below, Customer will pay (in addition to all applicable taxes and tax-related surcharges), the following Postalized rates per minute per bridge port used, with rounding to the next higher full minute. The per minute rates will include Tariff set-up fees. Such rates for domestic interstate networkMCI Conferencing are in lieu of Tariff rates described in Section C. 17211 and C.1741, and also in lieu of any volume discounts. All other fees and charges for the service will be at Tariff rates.

     2) For domestic interstate Toll Meet Me Service, Customer will pay (in addition to all applicable taxes and tax-related surcharges) the Postalized rate of [__] per minute per bridge port used during all conference calling.

     3) For domestic interstate Dial-Out Service and Toll Free Meet Me Services, Customer will pay (in addition to all applicable taxes and tax-related surcharges), the following Postalized rates per minute per bridge port used, on all networkMCI Conferencing and as determined by Customer's total monthly net networkMCI Conferencing usage measured at the Postalized rate of $.2244 per minute per bridge port.

              Total Monthly Net
              networkMCI                         Rate
              Conferencing Usage                 Per Minute
              ------------------                 ----------
              $ 0 to $10,000                     [_____]
              $10,001 to $20,000                 [_____]
              $20,001 to $30,000                 [_____]
              $30,001 to $40,000                 [_____]
              $40,001 to $50,000                 [_____]
              $50,001 and above                  [_____]

     4) For domestic interstate Unattended Meet Me Service, Customer will pay (in addition to all applicable taxes and tax-related surcharges), the following Postalized rates per minute per bridge port used during all Conferencing as determined by the applicable monthly commitment and Customer's total monthly net networkMCI Conferencing usage measured at the Postalized rate of $.1771 per minute per bridge port.

              Total Monthly Net
              networkMCI                         Rate
              Conferencing Usage                 Per Minute
              ------------------                 ----------
              $0 to $10,000                      [_____]
              $10,001 to $20,000                 [_____]
              $20,001 to $30,000                 [_____]
              $30,001 to $40,000                 [_____]
              $40,001 to $50,000                 [_____]
              $50,001 and above                  [_____]

                               MCI CONFIDENTIAL

     5) In order to receive the rates set forth in subsections 2(m)2, 3, and 4 above, Customer must fulfill the following criteria throughout the term:

          (a) Customer will provide a toll free line exclusively used for customer service purposes; and
          (b) Customer will provide a toll free line to the MCI Conference Center exclusively used for reservations; and
          (c) Customer will provide its own customer service personnel and access.

     6) MCI will provide to Customer: (i) generic branding for inbound conference calls; and (ii) customized branding for inbound calls for reservation services. However, MCI will not provide billing services to Customer's end-users.

(o)  MCI Carrier Debit Card.

     1) Customer will utilize MCI for the debit card platform and transport of Customer's domestic interstate termination of debit card traffic. Debit card units will be as defined in the Tariff (hereinafter "Debit Card Units"). The rates below will include access to the MCI debit card platform, transport, order entry and debit card activation. Customer will pay the following rate per Debit Card Unit, as determined by the number of Debit Card Units purchased by Customer in each individual purchase, and not determined by the aggregate number of Debit Card Units purchased throughout the Service Term. The rates listed below do not include operator services. If Customer chooses to purchase operator services, pursuant to the terms and conditions of the Tariff, an additional [___] per Debit Card Unit will be added to the rates below.


     Total Units
     Per Order                          Rate Per Unit
     ---------                          -------------
             0 - 300,000                [_____]
       300,001 - 600,000                [_____]
       600,001 - 900,000                [_____]
       900,001 - 2,000,000              [_____]
     2,000,001 - 5,000,000              [_____]

     2) Customer will order a minimum of Fifty Thousand (50,000) Units per order. Notwithstanding Paragraph 5 of the Agreement, Customer will pay MCI for all orders under this Paragraph 1(n) before fulfillment of such orders.

     3) Customer's Debit Card Units will only be reduced by the Debit Card Units utilized by completed calls (calls that are answered at the ultimate destination). MCI will determine the number of Debit Card Units necessary to receive one minute of international calling ("depletion schedule"). Presently the depletion schedule is in accordance with Option Y, Section
     C.3.2.6 of the Tariff (or any successor Tariff section) ("Tariff depletion schedule"). MCI retains the right to develop and implement (upon thirty
     (30) day prior notice) a separate and distinct depletion schedule which will supersede the Tariff depletion schedule. Customer will receive no refund or reimbursement for unused Debit Card Units.

     4) In addition to the above rates, Customer will pay an additional [______________________] charge for each customized script identifying Customer to its end user.

     5) Customer will be solely responsible for all card fulfillment, customer service and any operator services.

     6) Customer will not include MCI's name or logo on any Customer debit card.


                               MCI CONFIDENTIAL

     (p) MCI Carrier Operator Services. Customer will receive the rates, terms and conditions for MCI Carrier Operator Services as set forth in Attachment 2.

     (q) MCI HyperStreamSM Frame Relay Service. For HyperStreamSM Frame Relay Service, including but not limited to access charges, installation charges, reconfiguration charges, monthly recurring port and permanent virtual circuit ("PVC") charges, Customer will pay standard rates as set forth in Option GG, Section 3.35 (or any successor Tariff section) of the Tariff less applicable Tariff discounts. The MCI charges which contribute to satisfaction of Customer's Monthly Commitment are set forth in the Tariff ("Qualifying Volume").

     (r)  Switched 56 Kbps and 64Kbps Service.

     For switched 56Kbps and 64 Kbps Service (currently Option H, MCI Prism I, Section C-3. 1036 in the Tariff), except for service terminating to ECC Locations for which Customer will pay Tariff rates less applicable Tariff discounts less [___________________], Customer will pay a [_____] Postalized rate per minute. The [___________________] discount and the Postalized rate referenced above apply only to switched 56Kbps Service and 64Kbps Service minutes that are less than thirty percent (30%) of Customer's total monthly MCI Prism I Service minutes. All switched 56 Kbps and 64Kbps Service minutes that exceed thirty percent (30%) of Customer's total monthly MCI Prism I Service minutes will be rated at Tariff rates, and neither the [___________________] discount nor the Postalized rate will apply.

     (s)  Remote Origination Service

          1) Member(s) may originate a limited amount of domestic interstate switched outbound traffic over MCI's network via MCI Prism Plus Service in areas in which Members do not have a Point of Presence ("Remote Origination Service"), provided that Member(s) qualifies as set forth herein.

          2) To qualify, Members must hold resale common carrier certificates, to the extent required by law, in the states in which such service is to be provided. All sales and marketing, customer service, and billing associated with the provision of such service must provided under Member's name.

          3) For Remote Origination Service, Customer will pay, in addition to all applicable taxes and tax-related surcharges, the Postalized rate per minute of [_____].

          4) Location B fees do not apply to Remote Origination Service, except as provided in subparagraph 5, immediately below.

          5) Customer's monthly usage of Remote Origination Service in minutes may not exceed thirty percent (30%) of Customer's total monthly usage in minutes of domestic interstate Prism I service in minutes. In the event Customer's monthly usage of Remote Origination Services in minutes exceeds thirty percent (30%) of Customer's total monthly usage of domestic interstate Prism I service in minutes, Customer will pay MCI Prism Plus tariffed rates including, without limitation, Location B fees, for Customer's usage in excess of thirty percent (30%) for Remote Origination Service.


3.   Additional Charges.

     (a) Toll Free Services Charges. The rates for MCI CNS Toll Free, Toll Free DAL Services) (collectively "Toll Free Service") do not include Tariff Service Options in Section 3.086 of the Tariff (or any successor Tariff) or Feature in Section 3.088 of the Tariff (or any successor Tariff section).

          1) For Toll Free Service Options in Section 3.086 of the Tariff (or any successor Tariff section) Customer will pay Tariff rates.


                               MCI CONFIDENTIAL

          2) For the Toll Free Features identified below, for each Corporate I.D. Customer will pay a maximum of:

          [__] per month, per Corporate I.D. for monthly recurring charges. [__] per month, per Corporate I.D. for non-recurring installation charges.
          [__] per month, per Corporate I.D. for non-recurring change order charges.

                                    Feature
                                    -------

          Point of Call Routing                   Most Available Agent Routing
          Day of Week Routing                     MCI Rules Based Routing
          Time Interval Routing                   Tailored Call Coverage
          Holiday Routing                         MCI Profile Routing
          MCI Quota Routing                       DNIS
          Percentage Allocation Routing           Id Codes (per 100)
          Sequential Allocation Routing

          3) For all other Toll Features in Section 3.088 of the Tariff (or any successor Tariff section), including RESP ORG charfes for those numbers for which MCI serves as the RESP ORG and Service Management System ("SMS") charges, Customer will pay Tariff rates.

4.   Credits and Additional Discounts.

     (a)  Core Revenue Discount

     In each monthly billing period in which Customer's Monthly Usage equals or exceeds Four Million Dollars ($4,000,000), Customer will receive a discount based on Customer's Monthly Usage ("Core Revenue Discount"). The Core Revenue Discount will be applied to Customer's usage of the following MCI services: Domestic Interstate Prism I Service (including service to Puerto
     Rico); MCI International Prism I Service Terminating to Canada; MCI Interstate Toll Free DAL Service; MCI International Toll Free DAL Service (including service originating in Canada and Puerto Rico); Private Line Services; Remote Origination Service; and CNS Interstate Service. The amount of the Core Revenue Discount will be determined from the following table, based on Customer's Monthly Usage.


     Monthly Usage                               Core Revenue Discount
     -----------------------------------------------------------------
     $4,000,000 to $4,999,999                                     [__]
     $5,000,000 to $5,999,999                                     [__]
     $6,000,000 to $7,999,999                                     [__]
     $8,000,000 and above                                         [__]

     (b)  Installation Credits

          Customer shall receive a credit of up to [_______________________ ____________________________], which shall be applied to the one-time installation (including CIC installation and PIC change charges up to [__________________] per ANI for PIC fees assessed by the LEC's) and other one-time non-recurring MCI Tariff charges associated with the implementation of Carrier Network Services. Alternatively, such credits may also be applied to the one-time installation and other non-recurring MCI Tariff charges (not including local exchange carrier or other third party access provider charges) associated with the implementation of TDS 1.5 Service and TDS-45 Service. However, in no event shall such credit exceed [________________________________] for each MCI TDS 1.5 Service circuit or [____________________] for each MCI TDS-45 Service circuit. Customer will be entitled to the credits specified in this paragraph, provided that (i) the credits shall only apply to circuits ordered and installed during the service term of this Agreement; and (ii) each circuit must


                               MCI CONFIDENTIAL
           remain in service with MCI for at least eighteen (18) months after the date of initial installation, unless terminated to be replaced by another circuit with MCI of equal or greater length. Customer shall reimburse MCI for any credits received for circuits terminated and not replaced by another circuit with MCI of equal or greater length. All credits under this paragraph shall be applied as designated in writing by ACCA.

 (c)       Additional Credits

           1) Customer will receive a credit equal to the difference between Customer's usage of MCI Toll Free DAL Interstate Service during July 1997 and August 1997 rated at the applicable rates contained in the carrier agreement signed by Customer on October 3, 1995, and signed by MCI on November 9, 1995, as amended, (the "Prior Agreement") and Customer's usage of MCI Toll Free DAL Interstate Service rated at the applicable rates contained in this Agreement. Such credit will be applied to Customer's domestic interstate usage and international usage.

           2) In addition, Customer will receive a credit equal to one half of the difference between Customer's usage of MCI Prism I Interstate Service during August 1997 rated at the applicable rates contained in the Prior Agreement and Customer's usage of MCI Prism I Interstate Service rated at the applicable rates contained in this Agreement. Such credit will be applied to Customer's domestic interstate usage and international usage and will be applied to Customer's first monthly invoice under this Agreement.

 (d)       T-1 Gateway Access Promotion

           As a promotional offering to Customer for executing this Agreement on or before the date specified in Paragraph 23, MCI shall waive the monthly recurring central office connection charges and access coordination charges (subject to the condition below) for MCI T-1 digital gateway access circuits installed prior to the Effective Date of this Agreement and currently utilized by Customer, and for MCI T-1 digital gateway access circuits installed pursuant to this Agreement. Such waiver of charges shall be in effect for the term of this Agreement, after which Members shall pay standard tariffed rates for such circuits. Access coordination charges for T-I digital gateway access circuits are only waived on Member-provided access circuits.

(e)        MCI VIP, VIP Plus, and Toll Free MOD Discounts.

                     1) For MCI PRISM I Services for which postalized rates or rates otherwise modified by discounts in this Agreement are not provided herein, a Member shall be entitled to receive the discounts associated with the thirty-six (36) month term commitment under the MCI PRISM I Service Value Insurance Plan ("VIP") plan subject to the terms and conditions set forth in the Tariff for such services except as modified by this Agreement.

                     2) For MCI Toll Free DAL Service for which postalized rates or rates otherwise modified by discounts in this Agreement are not provided herein, a Member shall be entitled to receive the discounts associated with the thirty-six (36) month term commitment under the MCI Toll Free Service Value Insurance Plan Plus ("VIP Plus"), and the MCI Toll Free Service Multi-Option Discount ("800 MOD"), subject to the terms and conditions set forth in the Tariff for such services, except as modified by this Agreement.

                     3) In the event a Member terminates this Agreement prior to the expiration of the Service Term, such Member will be billed any applicable Tariff early termination charges associated with the plan(s) which such Member received. Member's termination liability under this provision is in addition to such Member's termination liability provided for in Paragraph 10 of the Agreement.



                                MCI CONFIDENTIAL

                     4) In the event the amount of the discount provided under VIP, VIP Plus, and/or 800 MOD is greater than the charges for a Member's usage of Interstate and International Services purchased under this Agreement, the difference will not be credited to Member or carried forward.








                                 MCI CONFIDENTIAL

                                  EXHIBIT A

                                 ACCA MEMBERS



 .    ACC Long Distance Corporation, d/b/a ACC TeleCom

 .    ATX Telecommunications & Services

 .    Business Telecom, Inc.

 .    Cincinnati Bell Long Distance, Inc.

 .    Long Distance Savers, Inc.

 .    Telefonica Larga Distancia de Puerto Rico, Inc.

 .    National Telecommunications of Florida

 .    DeltaCom, Incorporated

 .    Consolidated Communications, Inc.

 .    USLD Communications, Inc.

 .    Qwest Communications Corporation

 .    Pacific Gateway Exchange, Inc.



                               MCI CONFIDENTIAL

                                    EXHIBIT B


                              CNS FEATURE SERVICES

 I. CALL DETAIL RECORDS

Customer may receive call detail record ("CDR(s)") information daily through MCI's Call Window application and monthly through magnetic tapes. Weekly magnetic tapes is only available for Carrier Network Services Feature Card and network MCI conferencing.

A. Daily CDRs. Daily CDRs are only available for outbound and toll free usage through the MCI Call Window Software, which resides on the MCI Service-View platform ("Call Window"). Call Window provides electronic access to daily CDR's. Daily CDR's will not be delivered via magnetic tape. The daily CDRs will be unedited by MCI's billing system and not audited by MCI's billing center to ensure timeliness of delivery. MCI will not be liable to Customer for any errors or inaccuracies contained in the daily CDRs.

           1.  Daily CDRs are prepared as follows:

                     (a) An extract is taken of calls from MCI's call processing system prior to monthly invoice preparation and MCI will use reasonable efforts to have CDR's available to Customer two (2) days after traffic is created..

                     (b) Files will be received by 12:00 p.m. Eastern Standard Time, seven (7) days per week.

                     (c) Two (2) communications access options to the Call Window server will be available for selection by Customer based on Customers predicated volume. Any and all expenses incurred to set up any dedicated line, hardware, software or other equipment that may be required for data delivery shall be paid by the Customer.

           2. MCI does not assume responsibility for failures in delivery of CDR data which are caused by Customers billing and customer premise equipment. MCI will store files for up to fourteen (14) days in case a retransmission is requested, after which all files will be purged.

           3. Due to Error Suspense, as defined in paragraph B,2, not all calls will necessarily appear on the file specific to their date; calls may actually appear on a later file but the call will retain the original date.

           4. Customer understands that daily CDR delivery is subject to the following:

                     (a) The record format will be identical to monthly magnetic tape except in ASCII rather than EBCDIC, and will be subject to quarterly changes.

                     (b) Daily CDRs will not always correspond with the monthly file for the following reasons:

                     (i) records do not complete the full billing process and may get dropped as "unbillable" when the full billing process is completed.

                     (ii) Error Suspense, as defined in paragraph B,2, could result in calls from previous dates being delivered in daily files. Normal Error Suspense accounts for approximately one percent (1%) of total traffic.

                     (iii) calls can be recycled for ninety (90) days for domestic traffic and one hundred twenty (120) days for international traffic until they are either invoiced or dropped in the invoice editing process.


                               MCI CONFIDENTIAL

                     (c) Call traffic can experience up to a two (2) week delay prior to appearing in the daily file process. This only occurs when ANI's added to a new account or Corporate Id which has been established within two weeks of when the ANI was tied to this new account via MCI's order entry system.

                     (d) File creation is time driven (i.e., data is distributed at approximately the same time each day regardless of whether all files have been received from all data centers). Therefore, some files on given days could be incomplete with the remainder of data received on the following day's file. The file header shall indicate if all data was obtained from each of the three (3) MCI data centers.

                     (e) MCI shall have no obligation to research or track any discrepancies between the daily and monthly files. Customer shall pay pursuant to the monthly invoice, regardless of any discrepancies between the monthly invoice and the daily files.

           5. If Customer elects to receive Daily CDRs through the MCI Call Window software application, Customer shall pay a one-time installation fee of Two Hundred Dollars ($200) for each MCI ServiceView workstation.

           6. CDR's for Carrier Operator Services are available to Customer on a next day basis. Customer assumes responsibility for pulling the CDR's from the Carrier Operator Services Bulletin Board. Records will only be posted to the bulletin board for ten (10) days from the date of the call.

B. Magnetic Tapes. The magnetic tapes shall be provided to Customer in MCI format and at applicable Tariff and state tariff rates and in accordance with the following:

           1. The CDR's from MCI on the weekly magnetic tape for MCI Feature Card and networkMCI Conferencing will be in the same record layout format as the MCI monthly billing magnetic tape.

           2. The weekly magnetic tape service is a value-added product and MCI shall have no obligation to research or track any discrepancies between monthly magnetic tape and the weekly call detail records (but MCI may elect to do so, in its sole discretion).

           3. MCI will use the monthly magnetic tape to invoice Customer. Customer is responsible for paying the monthly invoice in full in accordance with the terms specified in this Agreement.

           4. MCI makes no guarantee that such tape is compatible with any billing systems Customer may choose to use. Further, MCI assumes no obligation to conform the magnetic tape format to become compatible with any billing system of Customer or Customer's billing agent.

C. Limitation of Liability. MCI's total liability to Customer arising from its provisioning of CDRs under this Exhibit B shall be limited to the lesser of (a) Customer's proven direct damages or (b) the total amount paid by Customer to MCI for CDR services during the one (1) month period prior to the event giving rise to the cause of action. The foregoing limitation applies to all causes of actions and claims, including without limitation breach of contract, breach of warranty, negligence, strict liability, misrepresentation and other torts. Further, no cause of action which arose more than six (6) months prior to the institution of a legal proceeding alleging such cause of action may be asserted by either party against the other.



                               MCI CONFIDENTIAL

 II.       MCI CARRIER DIRECT

STANDARD CONDITIONS OF SERVICE (April 23, 1997)

MCI Carrier Direct ("Carrier Direct") is a client - server software application on MCI's ServiceView ("ServiceView") platform, for sending order entry files directly to MCI's server application, providing remote access to ANI provisioning and ANI status reports for MCI Carrier Network Services ("CNS"). Carrier Direct shall be implemented in accordance with the standard terms of service prescribed by MCI from time to time, the terms of service and software license provisions applicable to use of MCI's ServiceView platform, the respective Conditions of Service set forth herein, and the provisions of the carrier agreement between MCI and Customer pursuant to which CNS is provided ("Carrier Agreement"). Any use of Carrier Direct by Customer shall signify Customer's acceptance of such terms and provisions, as may then be in effect.

A.         Customer's Responsibilities.

           1. Customer shall, at its expense, be responsible for obtaining, installing, operating and maintaining all necessary terminal equipment and software in accordance with the equipment and software specifications and requirements prescribed by MCI for use of Carrier Direct. MCI is not responsible for the installation, maintenance, compatibility or performance of any equipment or software not provided by MCI.

           2. Customer shall use Carrier Direct to input all data pertinent to an ANI, or upload such data files in the format prescribed by Carrier Direct. Customer shall have the right to use Carrier Direct only to obtain, view, alter, supplement, or change data, reports, records or other information directly relating to Customer's use of MCI CNS Service and ANIs PICed to Customer. Customer shall be fully responsible for the content and accuracy of all data submitted through Carrier Direct.

           3. Customer shall be responsible for regularly monitoring Carrier Direct for reports, notices and other information applicable to Customer, Customer's ANIs and Customer's use of CNS. Customer shall be responsible for archiving Customer's data, reports, notices and records. Customer shall be charged with receipt and notice of all data, reports, notices and other information posted to Customer's attention or otherwise available to Customer on Carrier Direct, from the date of posting or availability.

           4. Carrier Direct is available for Customer's internal use only and shall not be distributed to Customer's agents, customers, consultants or any other entity who is not a party to the Carrier Agreement. Customer shall be solely responsible for protection of its transmission facilities, premises equipment, its data entered on the Carrier Direct system, and its ID(s), password(s), user names and the like, from all unauthorized access or use. Customer shall comply with all security procedures and standards prescribed by MCI with respect to Customer's use of Carrier Direct.

           5. Customer shall not use Carrier Direct or permit any use of Carrier Direct which is illegal, unlawful, or harassing, or which infringes intellectual property rights of MCI or any third person, or which otherwise constitutes network abuse.

           6. Customer shall indemnify MCI and its affiliated companies and its or their respective officers, directors, employees, agents or subcontractors and hold them harmless from all costs, expenses, liabilities, losses, damages, suits, fines, penalties, claims, and demands of every kind or nature asserted by or on behalf of any person or entity arising out of or related to (i) the misuse or unauthorized use of Carrier Direct by Customer or any person or entity, whether authorized by Customer or otherwise, using Carrier Direct through Customer's facilities or Customer's accounts; or (ii) the data, information, files or transmissions submitted, obtained or initiated by Customer to or from Carrier Direct. Customer shall pay MCI reasonable attorney fees and costs, including allocable costs of in house counsel, incurred by MCI in enforcing this Agreement.





                               MCI CONFIDENTIAL

B.         Limitations on Service.


           1. MCI may suspend or terminate Customer's access to Carrier Direct, upon thirty (30) days prior written notice, if Customer's use of Carrier Direct or the Carrier Direct software is in violation of these Conditions of Service, the Carrier Agreement, the ServiceView Software License Agreement. Notwithstanding the foregoing, MCI may immediately suspend or terminate Customer's access to Carrier Direct, without prior notice, if: (a) the Carrier Agreement is terminated for any reason; (b) if necessary, in the sole determination of MCI in order to prevent damage to or degradation of MCI's network and/or database integrity, or to protect the interests of MCI and its customers from immediate harm; or (c) if necessary to comply with any law, regulation, court order, or other governmental request order which requires immediate action, or otherwise to protect MCI from legal liability.

           2. CARRIER DIRECT IS PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS WITHOUT WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE, NONINFRINGEMENT OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO ADVICE OR INFORMATION GIVEN BY MCI'S EMPLOYEES, AGENTS OR CONTRACTORS SHALL CREATE A WARRANTY. CUSTOMER ASSUMES TOTAL RESPONSIBILITY FOR CUSTOMER'S USE OF CARRIER DIRECT. MCI MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR ENDORSEMENTS REGARDING ANY INFORMATION PROVIDED THROUGH CARRIER DIRECT.

           3. MCI shall operate and maintain Carrier Direct, contingent upon MCI's ability to maintain necessary licenses or permissions and MCI's network capacity and connection availability. MCI has no obligation to monitor Carrier Direct; however, MCI may monitor Carrier Direct and disclose to lawful authorities information gained from such monitoring in order to satisfy any law, regulation or other governmental request, to operate Carrier Direct properly, or to protect MCI or its customers. MCI reserves the right to refuse to post or to remove any information, in whole or in part, that, in MCI's sole discretion, is unacceptable, undesirable, or in violation of these Conditions of Service.

           4. Until MCI notifies Customer of MCI's ability to support multiple PICs, MCI will not accept any ANI submitted through Carrier Direct for MCI CNS unless Customer has been selected as the carrier for interLATA, intraLATA and international traffic for all call types for such ANI.

           5. While Customer is utilizing Carrier Direct, provisions of the Carrier Agreement relating to other methods or procedures for provisioning of ANIs or ANI management and reporting shall be inapplicable. If MCI terminates Carrier Direct, MCI shall satisfy its obligations under the Carrier Agreement with respect to ANI provisioning and management by the ANI provisioning and management procedures in effect prior to the availability of Carrier Direct or by other means reasonably acceptable to Customer.

 C.        Limitation of Liability.

           1. MCI's total liability to Customer arising from its provisioning of Carrier Direct to Customer shall be limited to the lesser of (a) Customer's proven direct damages or (b) $5,000. The foregoing limitation applies to all causes of actions and claims, including without limitation breach of contract, breach of warranty, negligence, strict liability, misrepresentation and torts. Except with respect to claims arising directly as a result of MCI's provisioning of Carrier Direct, such limitation of liability is not exclusive of remedies which might otherwise be available to Customer under the Carrier Agreement.

           2. UNDER NO CIRCUMSTANCES SHALL MCI BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL THEORIES, EVEN IF MCI HAD BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES, THAT RESULT FROM CUSTOMER'S USE OF OR INABILITY TO ACCESS ANY PART OF CARRIER DIRECT OR CUSTOMER'S RELIANCE ON OR USE OF INFORMATION PROVIDED ON OR THROUGH CARRIER DIRECT, OR THAT RESULT FROM MISTAKES, OMISSIONS, INTERRUPTIONS, DELETION OF FILES, ERRORS, DEFECTS,

                               MCI CONFIDENTIAL

DELAYS IN OPERATION, OR TRANSMISSION, OR ANY FAILURE OF PERFORMANCE OF CARRIER DIRECT.

SERVICEVIEW SOFTWARE LICENSE AGREEMENT -- CONFIDENTIALITY ADDENDUM

           1. Confidential Information. By virtue of MCI's license and
              ------------------------
Customer's use of the ServiceView Software, including Carrier Direct, the parties may have access to, or exchange, information that is confidential to one another. As used in this Addendum, the term "Confidential Information" shall mean only such information of the other party that may be reasonably understood from legends, the nature of such information itself and/or the circumstances of such information's disclosure, to be confidential and/or proprietary to the other party or to third parties to which the other party owes a duty of non-disclosure. MCI and Customer agree that the ServiceView application, including Carrier Direct, any documentation provided by MCI in connection therewith, and any data contained in MCI's databases accessed by the ServiceView application shall be deemed the Confidential Information of MCI for purposes of, and to be treated by Customer in conformity with, the requirements of this Addendum. This Addendum conveys no rights to a party to obtain, view or use any information of the other party or any third party unless authorized under the terms of the ServiceView Software License Agreement, the Carrier Agreement, or the Standard Conditions of Service for Carrier Direct.

           2. Obligations. Each of the Parties agrees that as to any
              -----------
Confidential Information disclosed by one Party ("Discloser") to the other Party ("Recipient") hereunder:

              (a) to use such Confidential Information only in connection with the services provided as part of the Carrier Agreement between the parties, or as otherwise expressly permitted by the Discloser;

              (b) not to make copies of any such Confidential Information or any part thereof except to the extent expressly permitted by the Carrier Agreement or by the Discloser;

              (c) not to disclose any such Confidential Information to any third party, using the same degree of care used to protect Recipients own confidential or proprietary information of like importance, but in any case using no less than a reasonable degree of care; provided, however, without intending to alter any right or limitation of disclosure from that expressly authorized under the terms of the ServiceView License Agreement, that Recipient may disclose Confidential Information received hereunder to its employees who have a need to know to perform or exercise rights under the Carrier Agreement, and who are bound to protect the received Confidential Information from unauthorized use and disclosure under the terms of a written agreement (including without limitation a pre-existing written agreement); and

              (d) to return such Confidential Information and any copies thereof upon any expiration or earlier termination of the Carrier Agreement, or upon Customer's discontinuation of use of the ServiceView Software.

           3. Exceptions. The restrictions set forth in this Addendum on the use
              ----------
and disclosure of Confidential Information shall not apply to information that:
(a) was publicly known at the time of Discloser's communication thereof to Recipient or through no fault of Recipient subsequent to the time of Discloser's communication thereof to Recipient; (b) is in Recipient's possession free of any obligation of confidentiality at the time of Discloser's communication thereof to Recipient; (c) is developed by Recipient independently of and without use of any of Discloser's Confidential Information or other information that Discloser disclosed in confidence to any third party; (d) is rightfully obtained by Recipient without restriction from third parties authorized to make such disclosure; or (e) is identified by Discloser in writing as no longer proprietary or confidential.

           4. Disclosure Pursuant to Legal Requirement. In the event Recipient
              ----------------------------------------
is required by law, regulation or court order to disclose any of Discloser's Confidential Information, Recipient will promptly notify Discloser in writing prior to making any such disclosure in order to facilitate Discloser seeking a protective order or other appropriate remedy from the proper authority. Recipient agrees to cooperate with Discloser in seeking such order or other remedy. Recipient further agrees that if Discloser is not successful in precluding the requesting legal body from requiring the disclosure of the Confidential Information, it will furnish only that portion of the Confidential Information which is

                               MCI CONFIDENTIAL
legally required and will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information.

           5. Proprietary Notices. Each Party shall reproduce and maintain on
              -------------------
any copies of the other Party's Confidential Information received hereunder, including without limitation the ServiceView Software, including Carrier Direct, and any related documentation, such proprietary legends or notices (whether of the Party providing the Confidential Information or of a third party) as are contained in or on the original.

           6. Term. The rights and obligations arising under this Addendum shall
              ----
survive for a period of four (4) years following termination of services under the Carrier Agreement.





                               MCI CONFIDENTIAL

                                    EXHIBIT C

***INFORMATION IN THIS SCHEDULE TO EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

         Schedule A --Intrastate CNS Switched to Switched Outbound Rates

      State                  Column A         Column B
      -----                  --------         --------
Alabama                      [_______]        [_________]
Arizona                      [_______]        [_________]
Arkansas                     [_______]        [_________]
California                   [_______]        [_________]
Colorado                     [_______]        [_________]
Connecticut                  [_______]        [_________]
Delaware                     [_______]        [_________]
Florida                      [_______]        [_________]
Georgia                      [_______]        [_________]
Idaho                        [_______]        [_________]
Illinois                     [_______]        [_________]
Indiana                      [_______]        [_________]
Iowa                         [_______]        [_________]
Kansas                       [_______]        [_________]
Kentucky                     [_______]        [_________]
Louisiana                    [_______]        [_________]
Maine                        [_______]        [_________]
Maryland                     [_______]        [_________]
Massachusetts                [_______]        [_________]
Michigan                     [_______]        [_________]
Minnesota                    [_______]        [_________]
Mississippi                  [_______]        [_________]
Missouri                     [_______]        [_________]
Montana                      [_______]        [_________]
Nebraska                     [_______]        [_________]
Nevada                       [_______]        [_________]
New Hampshire                [_______]        [_________]
New Jersey                   [_______]        [_________]
New Mexico                   [_______]        [_________]
New York                     [_______]        [_________]
North Carolina               [_______]        [_________]
North Dakota                 [_______]        [_________]
Ohio                         [_______]        [_________]
Oklahoma                     [_______]        [_________]
Oregon                       [_______]        [_________]
Pennsylvania                 [_______]        [_________]
Rhode Island                 [_______]        [_________]
South Carolina               [_______]        [_________]
South Dakota                 [_______]        [_________]
Tennessee                    [_______]        [_________]
Texas                        [_______]        [_________]
Utah                         [_______]        [_________]
Vermont                      [_______]        [_________]
Virginia                     [_______]        [_________]
Washington                   [_______]        [_________]
West Virginia                [_______]        [_________]
Wisconsin                    [_______]        [_________]
Wyoming                      [_______]        [_________]

                                MCI CONFIDENTIAL

                                   EXHIBIT C

***INFORMATION IN THIS SCHEDULE TO EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***


       Schedule B -- Intrastate CNS Dedicated to Switched Outbound Rates

         State            Column A            Column B
         -----            --------            --------
Alabama                   [____________]      [____________]
Arizona                   [____________]      [____________]
Arkansas                  [____________]      [____________]
California                [____________]      [____________]
Colorado                  [____________]      [____________]
Connecticut               [____________]      [____________]
Delaware                  [____________]      [____________]
Florida                   [____________]      [____________]
Georgia                   [____________]      [____________]
Idaho                     [____________]      [____________]
Illinois                  [____________]      [____________]
Indiana                   [____________]      [____________]
Iowa                      [____________]      [____________]
Kansas                    [____________]      [____________]
Kentucky                  [____________]      [____________]
Louisiana                 [____________]      [____________]
Maine                     [____________]      [____________]
Maryland                  [____________]      [____________]
Massachusetts             [____________]      [____________]
Michigan                  [____________]      [____________]
Minnesota                 [____________]      [____________]
Mississippi               [____________]      [____________]
Missouri                  [____________]      [____________]
Montana                   [____________]      [____________]
Nebraska                  [____________]      [____________]
Nevada                    [____________]      [____________]
New Hampshire             [____________]      [____________]
New Jersey                [____________]      [____________]
New Mexico                [____________]      [____________]
New York                  [____________]      [____________]
North Carolina            [____________]      [____________]
North Dakota              [____________]      [____________]
Ohio                      [____________]      [____________]
Oklahoma                  [____________]      [____________]
Oregon                    [____________]      [____________]
Pennsylvania              [____________]      [____________]
Rhode Island              [____________]      [____________]
South Carolina            [____________]      [____________]
South Dakota              [____________]      [____________]
Tennessee                 [____________]      [____________]
Texas                     [____________]      [____________]
Utah                      [____________]      [____________]
Vermont                   [____________]      [____________]
Virginia                  [____________]      [____________]
Washington                [____________]      [____________]
West Virginia             [____________]      [____________]
Wisconsin                 [____________]      [____________]
Wyoming                   [____________]      [____________]


                               MCI CONFIDENTIAL

                                   EXHIBIT C

***INFORMATION IN THIS SCHEDULE TO EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

        Schedule C -- Intrastate CNS Switched to Switched Inbound Rates

    State                 Column A        Column B
    -----                 --------        --------
Alabama                   [_______]       [_______]
Arizona                   [_______]       [_______]
Arkansas                  [_______]       [_______]
California                [_______]       [_______]
Colorado                  [_______]       [_______]
Connecticut               [_______]       [_______]
Delaware                  [_______]       [_______]
Florida                   [_______]       [_______]
Georgia                   [_______]       [_______]
Idaho                     [_______]       [_______]
Illinois                  [_______]       [_______]
Indiana                   [_______]       [_______]
Iowa                      [_______]       [_______]
Kansas                    [_______]       [_______]
Kentucky                  [_______]       [_______]
Louisiana                 [_______]       [_______]
Maine                     [_______]       [_______]
Maryland                  [_______]       [_______]
Massachusetts             [_______]       [_______]
Michigan                  [_______]       [_______]
Minnesota                 [_______]       [_______]
Mississippi               [_______]       [_______]
Missouri                  [_______]       [_______]
Montana                   [_______]       [_______]
Nebraska                  [_______]       [_______]
Nevada                    [_______]       [_______]
New Hampshire             [_______]       [_______]
New Jersey                [_______]       [_______]
New Mexico                [_______]       [_______]
New York                  [_______]       [_______]
North Carolina            [_______]       [_______]
North Dakota              [_______]       [_______]
Ohio                      [_______]       [_______]
Oklahoma                  [_______]       [_______]
Oregon                    [_______]       [_______]
Pennsylvania              [_______]       [_______]
Rhode Island              [_______]       [_______]
South Carolina            [_______]       [_______]
South Dakota              [_______]       [_______]
Tennessee                 [_______]       [_______]
Texas                     [_______]       [_______]
Utah                      [_______]       [_______]
Vermont                   [_______]       [_______]
Virginia                  [_______]       [_______]
Washington                [_______]       [_______]
West Virginia             [_______]       [_______]
Wisconsin                 [_______]       [_______]
Wyoming                   [_______]       [_______]


                               MCI CONFIDENTIAL

                                   EXHIBIT C

***INFORMATION IN THIS SCHEDULE TO EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

       Schedule D -- Intrastate CNS Switched to Dedicated Inbound Rates

         State                    Column A        Column B
         -----                    --------        --------
Alabama                           [_______]       [_______]
Arizona                           [_______]       [_______]
Arkansas                          [_______]       [_______]
California                        [_______]       [_______]
Colorado                          [_______]       [_______]
Connecticut                       [_______]       [_______]
Delaware                          [_______]       [_______]
Florida                           [_______]       [_______]
Georgia                           [_______]       [_______]
Idaho                             [_______]       [_______]
Illinois                          [_______]       [_______]
Indiana                           [_______]       [_______]
Iowa                              [_______]       [_______]
Kansas                            [_______]       [_______]
Kentucky                          [_______]       [_______]
Louisiana                         [_______]       [_______]
Maine                             [_______]       [_______]
Maryland                          [_______]       [_______]
Massachusetts                     [_______]       [_______]
Michigan                          [_______]       [_______]
Minnesota                         [_______]       [_______]
Mississippi                       [_______]       [_______]
Missouri                          [_______]       [_______]
Montana                           [_______]       [_______]
Nebraska                          [_______]       [_______]
Nevada                            [_______]       [_______]
New Hampshire                     [_______]       [_______]
New Jersey                        [_______]       [_______]
New Mexico                        [_______]       [_______]
New York                          [_______]       [_______]
North Carolina                    [_______]       [_______]
North Dakota                      [_______]       [_______]
Ohio                              [_______]       [_______]
Oklahoma                          [_______]       [_______]
Oregon                            [_______]       [_______]
Pennsylvania                      [_______]       [_______]
Rhode Island                      [_______]       [_______]
South Carolina                    [_______]       [_______]
South Dakota                      [_______]       [_______]
Tennessee                         [_______]       [_______]
Texas                             [_______]       [_______]
Utah                              [_______]       [_______]
Vermont                           [_______]       [_______]
Virginia                          [_______]       [_______]
Washington                        [_______]       [_______]
West Virginia                     [_______]       [_______]
Wisconsin                         [_______]       [_______]
Wyoming                           [_______]       [_______]


                               MCI CONFIDENTIAL

                                   EXHIBIT D

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                     CNS International Non-Dedicated Rates

                                   Rate Per
Country                            Minute
-------                            ------
Albania                            [-----]
Algeria                            [-----]
American Samoa                     [-----]
Angola                             [-----]
Anguilla                           [-----]
Antarctica                         [-----]
Antigua                            [-----]
Argentina                          [-----]
Armenia                            [-----]
Aruba                              [-----]
Ascension Islands                  [-----]
Australia                          [-----]
Austria                            [-----]
Bahamas                            [-----]
Bahrain                            [-----]
Bangladesh                         [-----]
Barbados                           [-----]
Belarus                            [-----]
Belgium                            [-----]
Belize                             [-----]
Benin                              [-----]
Bermuda                            [-----]
Bolivia                            [-----]
Botswana                           [-----]
Brazil                             [-----]
British Virgin Islands             [-----]
Bulgaria                           [-----]
Burkina Faso                       [-----]
Burundi                            [-----]
Cameroon                           [-----]
Cape Verde Islands                 [-----]
Cayman Islands                     [-----]
Chad                               [-----]
Chile                              [-----]
China                              [-----]
Colombia                           [-----]
Congo                              [-----]
Costa Rica                         [-----]
Croatia                            [-----]
Cuba (Guantanamo)                  [-----]
Cuba (Havana)                      [-----]
Czech Republic                     [-----]
Denmark                            [-----]
Diego Garcia                       [-----]
Djibouti                           [-----]
Dominican Republic                 [-----]

                               MCI CONFIDENTIAL

Ecuador                            [_____]
Egypt                              [_____]
El Salvador                        [_____]
Equatorial Guinea                  [_____]
Eritrea                            [_____]
Estonia                            [_____]
Ethiopia                           [_____]
Faeroe Islands                     [_____]
Falkland Islands                   [_____]
Fiji Islands                       [_____]
Finland                            [_____]
France                             [_____]
French Guiana                      [_____]
Gabon                              [_____]
Gambia                             [_____]
Georgia                            [_____]
Germany                            [_____]
Ghana                              [_____]
Gibraltar                          [_____]
Greece                             [_____]
Greenland                          [_____]
Grenada                            [_____]
Guadeloupe                         [_____]
Guatemala                          [_____]
Guinea                             [_____]
Guinea-Bissau                      [_____]
Guyana                             [_____]
Haiti                              [_____]
Honduras                           [_____]
Hong Kong                          [_____]
Hungary                            [_____]
Iceland                            [_____]
India                              [_____]
Indonesia                          [_____]
Iran                               [_____]
Ireland                            [_____]
Israel                             [_____]
Italy                              [_____]
Ivory Coast                        [_____]
Jamaica                            [_____]
Japan                              [_____]
Jordan                             [_____]
Kenya                              [_____]
Korea, South                       [_____]
Kuwait                             [_____]
Latvia                             [_____]
Lebanon                            [_____]
Libya                              [_____]
Lithuania                          [_____]
Luxembourg                         [_____]
Macao                              [_____]

                               MCI CONFIDENTIAL

Macedonia                          [_____]
Madagascar                         [_____]
Malaysia                           [_____]
Maldives                           [_____]
Mali                               [_____]
Malta                              [_____]
Marshall Islands                   [_____]
Mauritania                         [_____]
Mauritius                          [_____]
Mayotte Island                     [_____]
Micronesia                         [_____]
Moldova                            [_____]
Mongolia                           [_____]
Montserrat                         [_____]
Morocco                            [_____]
Mozambique                         [_____]
Myanmar (Burma)                    [_____]
Namibia                            [_____]
Nauru                              [_____]
Nepal                              [_____]
Netherlands                        [_____]
Netherlands Antilles               [_____]
New Zealand                        [_____]
Nicaragua                          [_____]
Niger                              [_____]
Nigeria                            [_____]
Norway                             [_____]
Oman                               [_____]
Pakistan                           [_____]
Palau                              [_____]
Panama                             [_____]
Paraguay                           [_____]
Peru                               [_____]
Philippines                        [_____]
Poland                             [_____]
Portugal                           [_____]
Qatar                              [_____]
Reunion Island                     [_____]
Romania                            [_____]
Russia                             [_____]
Rwanda                             [_____]
San Marino                         [_____]
Sao Tome And Principe              [_____]
Saudi Arabia                       [_____]
Senegal                            [_____]
Seychelles                         [_____]
Sierra Leone                       [_____]
Singapore                          [_____]
Slovenia                           [_____]
Somalia                            [_____]
South Africa                       [_____]

                               MCI CONFIDENTIAL

Spain                             [_____]
Sri Lanka                         [_____]
St. Kitts                         [_____]
St. Lucia                         [_____]
St. Pierre And Miquelon           [_____]
St. Vincent And Grenadines        [_____]
Sudan                             [_____]
Suriname                          [_____]
Swaziland                         [_____]
Sweden                            [_____]
Switzerland                       [_____]
Syria                             [_____]
Taiwan                            [_____]
Tanzania                          [_____]
Thailand                          [_____]
Togo                              [_____]
Tonga                             [_____]
Trinidad And Tobago               [_____]
Tunisia                           [_____]
Turkey                            [_____]
Turks And Caicos Islands          [_____]
Ukraine                           [_____]
United Arab Emirates              [_____]
United Kingdom                    [_____]
Uruguay                           [_____]
Venezuela                         [_____]
Vietnam                           [_____]
Yemen Arab Republic               [_____]
Zaire                             [_____]
Zambia                            [_____]
Zimbabwe                          [_____]

                               MCI CONFIDENTIAL

                                   EXHIBIT D

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                       CNS International Dedicated Rates

                                   Rate Per
Country                            Minute
-------                            ------
Albania                            [_____]
Algeria                            [_____]
American Samoa                     [_____]
Angola                             [_____]
Anguilla                           [_____]
Antarctica                         [_____]
Antigua                            [_____]
Argentina                          [_____]
Armenia                            [_____]
Aruba                              [_____]
Ascension Islands                  [_____]
Australia                          [_____]
Austria                            [_____]
Bahamas                            [_____]
Bahrain                            [_____]
Bangladesh                         [_____]
Barbados                           [_____]
Belarus                            [_____]
Belgium                            [_____]
Belize                             [_____]
Benin                              [_____]
Bermuda                            [_____]
Bolivia                            [_____]
Botswana                           [_____]
Brazil                             [_____]
British Virgin Islands             [_____]
Bulgaria                           [_____]
Burkina Faso                       [_____]
Burundi                            [_____]
Cameroon                           [_____]
Cape Verde Islands                 [_____]
Cayman Islands                     [_____]
Chad                               [_____]
Chile                              [_____]
China                              [_____]
Colombia                           [_____]
Congo                              [_____]
Costa Rica                         [_____]
Croatia                            [_____]
Cuba (Guantanamo)                  [_____]
Cuba (Havana)                      [_____]
Czech Republic                     [_____]
Denmark                            [_____]
Diego Garcia                       [_____]
Djibouti                           [_____]
Dominican Republic                 [_____]
Ecuador                            [_____]

                               MCI CONFIDENTIAL

                                   Rate Per
Country                            Minute
-------                            ------
Egypt                              [_____]
El Salvador                        [_____]
Equatorial Guinea                  [_____]
Eritrea                            [_____]
Estonia                            [_____]
Ethiopia                           [_____]
Faeroe Islands                     [_____]
Falkland Islands                   [_____]
Fiji Islands                       [_____]
Finland                            [_____]
France                             [_____]
French Guiana                      [_____]
Gabon                              [_____]
Gambia                             [_____]
Georgia                            [_____]
Germany                            [_____]
Ghana                              [_____]
Gibraltar                          [_____]
Greece                             [_____]
Greenland                          [_____]
Grenada                            [_____]
Guadeloupe                         [_____]
Guatemala                          [_____]
Guinea                             [_____]
Guinea-Bissau                      [_____]
Guyana                             [_____]
Haiti                              [_____]
Honduras                           [_____]
Hong Kong                          [_____]
Hungary                            [_____]
Iceland                            [_____]
India                              [_____]
Indonesia                          [_____]
Iran                               [_____]
Ireland                            [_____]
Israel                             [_____]
Italy                              [_____]
Ivory Coast                        [_____]
Jamaica                            [_____]
Japan                              [_____]
Jordan                             [_____]
Kenya                              [_____]
Korea, South                       [_____]
Kuwait                             [_____]
Latvia                             [_____]
Lebanon                            [_____]
Libya                              [_____]
Lithuania                          [_____]
Luxembourg                         [_____]
Macao                              [_____]
Macedonia                          [_____]
Madagascar                         [_____]


                               MCI CONFIDENTIAL

                                   Rate Per
Country                            Minute
-------                            ------
Malaysia                           [_____]
Maldives                           [_____]
Mali                               [_____]
Malta                              [_____]
Marshall Islands                   [_____]
Mauritania                         [_____]
Mauritius                          [_____]
Mayotte Island                     [_____]
Micronesia                         [_____]
Moldova                            [_____]
Mongolia                           [_____]
Montserrat                         [_____]
Morocco                            [_____]
Mozambique                         [_____]
Myanmar (Burma)                    [_____]
Namibia                            [_____]
Nauru                              [_____]
Nepal                              [_____]
Netherlands                        [_____]
Netherlands Antilles               [_____]
New Zealand                        [_____]
Nicaragua                          [_____]
Niger                              [_____]
Nigeria                            [_____]
Norway                             [_____]
Oman                               [_____]
Pakistan                           [_____]
Palau                              [_____]
Panama                             [_____]
Paraguay                           [_____]
Peru                               [_____]
Philippines                        [_____]
Poland                             [_____]
Portugal                           [_____]
Qatar                              [_____]
Reunion Island                     [_____]
Romania                            [_____]
Russia                             [_____]
Rwanda                             [_____]
San Marino                         [_____]
Sao Tome And Principe              [_____]
Saudi Arabia                       [_____]
Senegal                            [_____]
Seychelles                         [_____]
Sierra Leone                       [_____]
Singapore                          [_____]
Slovenia                           [_____]
Somalia                            [_____]
South Africa                       [_____]
Spain                              [_____]
Sri Lanka                          [_____]
St. Kitts                          [_____]

                               MCI CONFIDENTIAL

                                                     Rate Per
                  Country                            Minute
                  -------                            ------
                  St. Lucia                           [_____]
                  St. Pierre And Miquelon             [_____]
                  St. Vincent And Grenadines          [_____]
                  Sudan                               [_____]
                  Suriname                            [_____]
                  Swaziland                           [_____]
                  Sweden                              [_____]
                  Switzerland                         [_____]
                  Syria                               [_____]
                  Taiwan                              [_____]
                  Tanzania                            [_____]
                  Thailand                            [_____]
                  Togo                                [_____]
                  Tonga                               [_____]
                  Trinidad And Tobago                 [_____]
                  Tunisia                             [_____]
                  Turkey                              [_____]
                  Turks And Caicos Islands            [_____]
                  Ukraine                             [_____]
                  United Arab Emirates                [_____]
                  United Kingdom                      [_____]
                  Uruguay                             [_____]
                  Venezuela                           [_____]
                  Vietnam                             [_____]
                  Yemen Arab Republic                 [_____]
                  Zaire                               [_____]
                  Zambia                              [_____]
                  Zimbabwe                            [_____]



                               MCI CONFIDENTIAL

                                   EXHIBIT E

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***


                          Prism I International Rates

                  Customer will receive the following rates.



                                                    Rate Per
                 Country                            Minute
                 -------                            ------
                 Albania                             [_____]
                 Algeria                             [_____]
                 American Samoa                      [_____]
                 Angola                              [_____]
                 Anguilla                            [_____]
                 Antarctica                          [_____]
                 Antigua                             [_____]
                 Argentina                           [_____]
                 Armenia                             [_____]
                 Aruba                               [_____]
                 Ascension Islands                   [_____]
                 Australia                           [_____]
                 Austria                             [_____]
                 Bahamas                             [_____]
                 Bahrain                             [_____]
                 Bangladesh                          [_____]
                 Barbados                            [_____]
                 Belarus                             [_____]
                 Belgium                             [_____]
                 Belize                              [_____]
                 Benin                               [_____]
                 Bermuda                             [_____]
                 Bolivia                             [_____]
                 Botswana                            [_____]
                 Brazil                              [_____]
                 British Virgin Islands              [_____]
                 Bulgaria                            [_____]
                 Burkina Faso                        [_____]
                 Burundi                             [_____]
                 Cameroon                            [_____]
                 Cape Verde Islands                  [_____]
                 Cayman Islands                      [_____]
                 Chad                                [_____]
                 Chile                               [_____]
                 China                               [_____]
                 Colombia                            [_____]
                 Congo                               [_____]
                 Costa Rica                          [_____]
                 Croatia                             [_____]
                 Cuba (Guantanamo)                   [_____]
                 Cuba (Havana)                       [_____]
                 Czech Republic                      [_____]
                 Denmark                             [_____]
                 Diego Garcia                        [_____]
                 Djibouti                            [_____]
                 Dominican Republic                  [_____]


                               MCI CONFIDENTIAL

                  Ecuador                             [_____]
                  Egypt                               [_____]
                  El Salvador                         [_____]
                  Equatorial Guinea                   [_____]
                  Eritrea                             [_____]
                  Estonia                             [_____]
                  Ethiopia                            [_____]
                  Faeroe Islands                      [_____]
                  Falkland Islands                    [_____]
                  Fiji Islands                        [_____]
                  Finland                             [_____]
                  France                              [_____]
                  French Guiana                       [_____]
                  Gabon                               [_____]
                  Gambia                              [_____]
                  Georgia                             [_____]
                  Germany                             [_____]
                  Ghana                               [_____]
                  Gibraltar                           [_____]
                  Greece                              [_____]
                  Greenland                           [_____]
                  Grenada                             [_____]
                  Guadeloupe                          [_____]
                  Guatemala                           [_____]
                  Guinea                              [_____]
                  Guinea-Bissau                       [_____]
                  Guyana                              [_____]
                  Haiti                               [_____]
                  Honduras                            [_____]
                  Hong Kong                           [_____]
                  Hungary                             [_____]
                  Iceland                             [_____]
                  India                               [_____]
                  Indonesia                           [_____]
                  Iran                                [_____]
                  Ireland                             [_____]
                  Israel                              [_____]
                  Italy                               [_____]
                  Ivory Coast                         [_____]
                  Jamaica                             [_____]
                  Japan                               [_____]
                  Jordan                              [_____]
                  Kenya                               [_____]
                  Korea, South                        [_____]
                  Kuwait                              [_____]
                  Latvia                              [_____]
                  Lebanon                             [_____]
                  Libya                               [_____]
                  Lithuania                           [_____]
                  Luxembourg                          [_____]
                  Macao                               [_____]
                  Macedonia                           [_____]
                  Madagascar                          [_____]
                  Malaysia                            [_____]

                               MCI CONFIDENTIAL


                  Maldives                            [_____]
                  Mali                                [_____]
                  Malta                               [_____]
                  Marshall Islands                    [_____]
                  Mauritania                          [_____]
                  Mauritius                           [_____]
                  Mayotte Island                      [_____]
                  Micronesia                          [_____]
                  Moldova                             [_____]
                  Mongolia                            [_____]
                  Montserrat                          [_____]
                  Morocco                             [_____]
                  Mozambique                          [_____]
                  Myanmar (Burma)                     [_____]
                  Namibia                             [_____]
                  Nauru                               [_____]
                  Nepal                               [_____]
                  Netherlands                         [_____]
                  Netherlands Antilles                [_____]
                  New Zealand                         [_____]
                  Nicaragua                           [_____]
                  Niger                               [_____]
                  Nigeria                             [_____]
                  Norway                              [_____]
                  Oman                                [_____]
                  Pakistan                            [_____]
                  Palau                               [_____]
                  Panama                              [_____]
                  Paraguay                            [_____]
                  Peru                                [_____]
                  Philippines                         [_____]
                  Poland                              [_____]
                  Portugal                            [_____]
                  Qatar                               [_____]
                  Reunion Island                      [_____]
                  Romania                             [_____]
                  Russia                              [_____]
                  Rwanda                              [_____]
                  San Marino                          [_____]
                  Sao Tome And Principe               [_____]
                  Saudi Arabia                        [_____]
                  Senegal                             [_____]
                  Seychelles                          [_____]
                  Sierra Leone                        [_____]
                  Singapore                           [_____]
                  Slovenia                            [_____]
                  Somalia                             [_____]
                  South Africa                        [_____]
                  Spain                               [_____]
                  Sri Lanka                           [_____]
                  St. Kitts                           [_____]
                  St. Lucia                           [_____]
                  St. Pierre And Miquelon             [_____]
                  St. Vincent And Grenadines          [_____]

                               MCI CONFIDENTIAL

                 Sudan                               [_____]
                 Suriname                            [_____]
                 Swaziland                           [_____]
                 Sweden                              [_____]
                 Switzerland                         [_____]
                 Syria                               [_____]
                 Taiwan                              [_____]
                 Tanzania                            [_____]
                 Thailand                            [_____]
                 Togo                                [_____]
                 Tonga                               [_____]
                 Trinidad And Tobago                 [_____]
                 Tunisia                             [_____]
                 Turkey                              [_____]
                 Turks And Caicos Islands            [_____]
                 Ukraine                             [_____]
                 United Arab Emirates                [_____]
                 United Kingdom                      [_____]
                 Uruguay                             [_____]
                 Venezuela                           [_____]
                 Vietnam                             [_____]
                 Yemen Arab Republic                 [_____]
                 Zaire                               [_____]
                 Zambia                              [_____]
                 Zimbabwe                            [_____]


                               MCI CONFIDENTIAL

                                   EXHIBIT F

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                    MCI INTERNATIONAL TOLL FREE DAL SERVICE

                  Customer will receive the following rates.

                                             Rate Per
           Country                           Minute
           -------                           ------
           Antigua                            [_____]
           Australia                          [_____]
           Bahamas                            [_____]
           Bahrain                            [_____]
           Barbados                           [_____]
           Belgium                            [_____]
           Bermuda                            [_____]
           Brazil                             [_____]
           Cayman Islands                     [_____]
           Chile                              [_____]
           China                              [_____]
           Colombia                           [_____]
           Costa Rica                         [_____]
           Cyprus                             [_____]
           Denmark                            [_____]
           Dominican Republic                 [_____]
           Ecuador                            [_____]
           El Salvador                        [_____]
           Finland                            [_____]
           France                             [_____]
           Germany                            [_____]
           Greece                             [_____]
           Guatemala                          [_____]
           Hong Kong                          [_____]
           Hungary                            [_____]
           Indonesia                          [_____]
           Ireland                            [_____]
           Israel                             [_____]
           Italy                              [_____]
           Jamaica                            [_____]
           Japan                              [_____]
           Korea, South                       [_____]
           Luxembourg                         [_____]
           Malaysia                           [_____]
           Marshall Islands                   [_____]
           Netherlands                        [_____]
           Netherlands Antilles               [_____]
           New Zealand                        [_____]
           Nicaragua                          [_____]
           Norway                             [_____]
           Panama                             [_____]
           Peru                               [_____]
           Philippines                        [_____]
           Poland                             [_____]
           Portugal                           [_____]
           Qatar                              [_____]

                               MCI CONFIDENTIAL

              Romania                                   [_____]
              San Marino                                [_____]
              Singapore                                 [_____]
              South Africa                              [_____]
              Spain                                     [_____]
              St. Lucia                                 [_____]
              St. Vincent And Grenadines                [_____]
              Sweden                                    [_____]
              Switzerland                               [_____]
              Taiwan                                    [_____]
              Thailand                                  [_____]
              Trinidad And Tobago                       [_____]
              Turkey                                    [_____]
              United Arab Emirates                      [_____]
              United Kingdom                            [_____]
              Venezuela                                 [_____]

                               MCI CONFIDENTIAL

                                   EXHIBIT G

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                         MCI FEATURE CARD SERVICE AND
                     ASSOCIATED FEATURE SERVICES DISCOUNT

A.         MCI Feature Card Service (Option T).

           When used under this Paragraph A, MCI Feature Card Service shall refer to such service only as accessed by dialing the unique 800 access number assigned by MCI to the MCI Feature Card Service.

           1) For domestic (i.e., within the U.S., but excluding Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands) interstate usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay a postalized rate of [_____] per minute.

           2) (a) For domestic intrastate usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay standard tariff rates for MCI Feature Card Service in each applicable MCI state tariff.

              (b) Customer shall receive a credit for domestic intrastate usage of MCI Feature Card Service, which when combined with the rates identified in 2)(a) above, shall yield the postalized rate of [_____] per minute (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service).

              (c) The credit amount in 2)(b) above shall be applied to Customer's domestic interstate monthly usage charges (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities and enhanced feature charges associated with the MCI Feature Card Service). The credit amount in any month shall not exceed such interstate monthly usage charges and shall not be carried forward to any subsequent month.

              3) During each month of the Service Term, Customer shall receive a credit calculated by multiplying [_________________] times Customer's domestic interstate, intrastate (after application of the credit described in Paragraph 2)(b) above) and international usage charges of MCI Feature Card Service (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service).

           The credit amount shall be applied to Customer's domestic interstate monthly usage charges (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities and enhanced feature charges associated with the MCI Feature Card Service). The credit amount in any month shall not exceed such interstate monthly usage charges and shall not be carried forward to any subsequent month.

              4) The following MCI Feature Card surcharges shall be charged according to the following schedule:


                               MCI CONFIDENTIAL

      FROM                                                     TO                             Direct         Station to   Person to
      ----                                                     --                             ------         ----------   ---------
                                                                                              Dial           Station      Person
                                                                                              ----           -------      ------
United States ("U.S.")                             U.S., Puerto Rico, U.S. Virgin Islands,
                                                   Alaska & Hawaii                            [____]         [____]        [____]


U.S.                                               U.S., within the same State
                                                   (domestic intrastate)                      [____]         [____]        [____]

Puerto Rico                                        U.S.                                       [____]         [____]        [____]

U.S. Virgin Islands                                U.S.                                       [____]         [____]        [____]

U.S., Puerto Rico & U.S. Virgin Island             Canada                                     [____]         [____]        [____]

U.S., Puerto Rico & U.S. Virgin Islands            International Locations other than Canada  [____]         [____]        [____]

Canada                                             U.S., Puerto Rico & U.S. Virgin Islands    [____]         [____]        [____]

Canada                                             International Locations                    [____]         [____]        [____]

                     5) The above discounts for MCI Feature Card Service are in lieu of any Tariff discounts including, without limitation, the discounts for MCI Feature Card Service available under MCI VIP, MCI VIP Plus, MCI MOD and MCI CAS Service.

                     6) For MCI Feature Card Service, If Customer elects to use MCI for fulfillment, Customer shall pay MCI the fulfillment costs associated with Customer's usage of MCI Feature Card Service plus an administrative charge for handling fulfillment in an amount equal to [___________________] of the fulfillment costs.

                     7) For MCI Feature Card Service, MCI shall provide the fraud detection procedures set forth in the Attachment to Exhibit G, attached hereto and incorporated herein by reference. Customer shall be responsible for all fraud associated with its usage of MCI Feature Card Service, except as set forth in the Attachment to Exhibit G.

B.         Discounts on Non-Tariffed Feature Services.

                     1) Customer will be entitled to the following applicable incremental discounts on Customer's usage of non-tariffed Feature Card Services (MCI Messenger Service, *3 Flexible Routing for Voice Mail, Voice News Network and Speed Dialing) as determined by Customer's Non-Tariffed Feature Services Monthly Usage (as defined below):


                Non-Tariffed
                Feature Services
                Monthly Usage             Discount
                -------------             --------
                $ 0-$ 999                 [____]
                $ 1,000-$ 19,999          [____]
                $ 20,000 - $49,999        [____]
                $ 50,000 - $99,999        [____]
                $100,000 - $249,999       [____]
                $250,000 - $374,999       [____]
                $375,000 +                [____]

                               MCI CONFIDENTIAL

           The above discounts shall apply only to Customer's usage of non-tariffed Feature Services provided pursuant to MCI's standard terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities associated with non-tariffed Feature Services.

                     2) Non-Tariffed Feature Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for non-tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for MCI Tariff or state tariff services.

C.         Discounts on Tariffed Feature Services.

                     1) Customer will be entitled to the following applicable incremental discounts on Customers usage of tariffed Feature Card Services (i.e., conference calling) as determined by Customer's Tariffed Feature Services Monthly Usage (as defined below):


                Tariffed
                Feature Services
                Monthly Usage                Discount
                -------------                --------
                $ 0 - $ 1,499                [___]
                $ 1,500 - $ 37,499           [___]
                $37,500 - $112,499           [___]
                $112,500 - $187,499          [___]
                $187,500 - $374,999          [___]
                $375,000 - $562,499          [___]
                $562,500+                    [___]

           The above discounts shall apply only to Customer's usage of tariffed Feature Services provided pursuant to MCI's standard terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities associated with tariffed Feature Services.

                     2) Tariffed Feature Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for MCI Tariff or state tariff services.


                               MCI CONFIDENTIAL

                            ATTACHMENT TO EXHIBIT G

                  MCI FEATURE CARD FRAUD DETECTION PROCEDURES
                  -------------------------------------------

All calling card calls will be validated by MCI to permit only those calls authorized or facilitated by Customer or legitimate card holders. MCI will, at the direction of Customer, preclude all calls utilizing expired or terminated calling card numbers compared against an authorized list provided by Customer and will be responsible for all fraudulent use, unauthorized use, misuse, or abuse of calling cards occurring after MCI receives actual notice of the expiration or termination of a calling card or receives specifically detailed written notification concerning any card which has been lost, stolen, compromised or which Customer has reason to believe is or may be used fraudulently. MCI will deactivate a calling card within four (4) hours of receipt by MCI's Consumer Markets Fraud Detection of a request by Customer.

In addition, all calling card calls will be monitored by MCI for fraudulent use, unauthorized use, misuse or abuse on a twenty four (24) hour a day, seven (7) days a week basis. MCI shall establish fraud prevention, detection and minimization procedures so that fraudulent use arising from lost or stolen calling cards and potential disruption to authorized card holders will be minimized.

MCI will not hold the Customer responsible for "service fraud" associated with the unauthorized use of an MCI calling card. "Service fraud" can best be described as unauthorized use of an MCI calling card following the involuntary theft or loss of a card which was not intentionally facilitated or impliedly authorized by Customer or an authorized user. "Service fraud" often follows the theft of a wallet, purse or briefcase, or sometimes is the result of "shoulder surfing" (thieves observing/recording authorization codes) which occurs at payphones located in airports, bus terminals, train stations and the like. MCI shall not be responsible for losses caused by fraudulent information submitted by a card holder in subscribing for calling card services or for usage which was intentionally facilitated or impliedly authorized by an authorized user.

In the event that MCI is unable to contact Customer of suspected abuse of the calling card, in order to minimize potential abuse, MCI will deactivate any calling card which has exceeded established fraud detection parameters or which MCI has reason to believe is or may be used fraudulently.



                               MCI CONFIDENTIAL

                                 ATTACHMENT 2

***INFORMATION IN THIS ATTACHMENT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                         MCI CARRIER OPERATOR SERVICES

Customer is interested in buying MCI Carrier Operator Services for resale and MCI is interested in providing such services to Customer. In order to accomplish those purposes the parties hereby agree as follows:

1.   Operator Services.
     -----------------

     (a) Carrier Operator Services for Carrier Network Services Customers may not be supported by MCI in all LEC end offices due to excessive requirements for CIC loading and administrative demands by such LEC, in the determination of MCI.

     (b) "Operator Service Calls" mean long distance calls dialed with the 0+, 01+ or 00- dialing pattern (and excluding calls dialed with the 950-XXXX and 800 dialing patterns).

     (c) Customer shall not use any service mark or trademark of MCI or refer to MCI in connection with any service provided hereunder without the prior written approval of MCI.

     (d) Call Originating Identification Information. MCI must receive
         -------------------------------------------
     electronic call origination identification ANI information for each call carried hereunder. If the Originating Site uses Feature Group D local access service, the required call origination identification information is automatically supplied by the local exchange company. If the Originating Site uses a type of local access service other than Feature Group D local access service, the Originating Site shall cause electronic call origination identification information (in a form acceptable to MCI) to be supplied to MCI at the initiation of each call.

     (e) Emergency Calls. Each Originating Site shall configure its system so
         ---------------
     that 911 emergency calls, where available, and similar emergency calls, will be automatically routed to the appropriate party or clearing house without the intervention of MCI. Emergency calls which do reach a MCI operator shall be handled in accordance with MCI standard operating procedures. MCI makes no representation or warranty as to the handling of 9l1 or other emergency calls.

     (f)  Payphones.
          ---------

          (1)  Payphone lines must be classed as "07" COCOT.

          (2) All payphones must have Billed Number Screening ("BNS"), if available. If BNS is not available, the Customer will be responsible for calls billed to any lines without BNS.

          (3) Unless otherwise permitted by law, all 0- calls must be passed to the Local Exchange Carrier ("LEC").

          (4)  Payphones must not block 950-XXXX or l-800-XXX-XXXX calls.

          (5) All payphones must have "011" blocking at the central office, if available. If international blocking is not available, or if Customer chooses not to block "011" calls, then Customer assumes responsibility for any international fraud.

          (6) For Premises Telephones located in condominiums, Customer shall be liable for all charges attributable to the failure of Customer to secure screening which prevents 1+ 1OXXX domestic and international dialing and which indicates to operators that the telephone is restricted to prohibit billing to the original ANI.



                               MCI CONFIDENTIAL

          (7) Customer shall be responsible for any fraud resulting from its purchase and use of MCI Carrier Operator Services.

     (g)  Compliance. Customer will comply with applicable federal, state and
          ----------
     local laws and regulations, including without limitation the Telephone Operator Consumer Services Improvement Act, and other laws and regulations relating to operator service during the term of this Agreement.

     (h)  Authority. Customer warrants that it is authorized to select the
          ---------
     operator services carrier for the telephones served by Customer pursuant to this Agreement. Customer agrees that if any party makes any claims against MCI for commissions from such telephones, Customer will be responsible for any such claim.

2.   Rates.
     -----

     (a) The rates in the following schedule shall be charged on Customer's usage of MCI Carrier Operator Services. The automated rate will be charged from the time a call reaches a node until the call is terminated. The live rate will be charged in addition to automated rates for the portion of each call that is handled by a live operator.

                                          Automated                 Live
            Monthly Attempts              Rate/Sec.                 Rate/Sec.
            ----------------              --------                  --------
              0 - 50,000                  [______]                  [______]
            50,001 - 100,000              [______]                  [______]
            100,001 - 200,000             [______]                  [______]
            200,001 - 500,000             [______]                  [______]
            500,001 - 1,000,000           [______]                  [______]
            1,000,001 - 1,500,000         [______]                  [______]
            1,500,000+                    [______]                  [______]

     (b) For calls terminated by MCI, Customer shall pay MCI an additional charge for call termination based on the Domestic Interstate MCI PRISM I call minimum and call rounding as stated in the Tariff. For calls terminated on dedicated access, Customer shall pay the PRISM I domestic interstate outbound rate specified in Paragraph 2(a) of Attachment 1. For calls terminated on switched access, Customer shall pay the Carrier Network Services Domestic non-dedicated interstate outbound rate specified in Paragraph 1(a) of Attachment 1.

3.   Rate Quotes. If Customer has provided the appropriate rate information, MCI
     -----------
     will provide real-time rate quotes to callers. However, Customer shall indemnify MCI and hold MCI harmless from any and all claims, damages, fines, penalties or other liabilities (including attorney fees) arising from the inaccuracy of any information or the inadequacy of any procedures or personnel.

4.   Customer Service. Customer agrees that all customer service calls (i.e.,
     ----------------
     billing disputes, troubles, general inquiries) shall be routed to Customer's customer service via a Customer-provided 800 number.

5.   Language Assistance. Customer agrees that if, on a monthly basis, calls
     -------------------
     utilizing MCI Carrier Operator Services language assistance exceed thirty percent (30%), Customer shall pay [_______] the Tariff rate for all calls exceeding thirty percent (30%).

6.   Brand. Customer agrees to resell MCI Carrier Operator Services in its own
     -----
     name only.

7.   Service Delivery. Customer agrees to receive Carrier Operator Services from
     ----------------
     and deliver Carrier Operator Services to a MCI point of presence by utilizing MCI TDS-1.5 Service, TDS-45 Service or Carrier Network Services.


                               MCI CONFIDENTIAL

8.   Billing. Customer agrees to be responsible for all end-user billing for
     -------
     operator services and further agrees that if MCI provides rating and/or recording services for billing, Customer shall indemnify and hold MCI harmless from any and all claims, damages, fines, penalties or other liabilities (including attorney fees) arising from the inaccuracy of any information or the inadequacy of any procedures or personnel.

9.   Call Detail Records. Call Detail Records ("CDR's) for MCI Carrier Operator
     -------------------
     Services are available to Customer on a next day basis. Customer assumes responsibility for pulling the CDR's from the Carrier Operator Services Bulletin Board. Records will only be posted to the bulletin board for ten
     (10) days from the date of call.

10.  Forecasting. Customer agrees to provide a written monthly forecast for
     -----------
     automated and live MCI Carrier Operator Services to be received by MCI no later than ten (10) days prior to the beginning of each month.

11.  Limitation of Liability. Except in cases involving proved willful or wanton
     -----------------------
     misconduct, MCI's liability to Customer is limited to its obligation to provide service as described herein. MCI SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE LOSS OR DAMAGE OF ANY KiND, INCLUDING LOST PROFITS OR REVENUE (WHETHER OR NOT MCI WAS AWARE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE), BY REASON OF ANY ACT OR OMISSION IN ITS PERFORMANCE UNDER THIS AGREEMENT.

12.  Indemnification. Customer shall indemnify MCI and its affiliated companies
     ---------------
     and its or their respective officers, directors, employees, agents or subcontractors and hold them harmless from all costs, expenses, liability, losses, damages, suits, fines, penalties, claims, and demands of every kind or nature arising out of or related to this Agreement and shall pay reasonable attorney's fees and costs, including allocable costs of in house counsel, incurred by MCI in enforcing this Agreement

13.  Force Majeure. If because of force majeure, MCI is unable wholly or in part
     -------------
     to carry out any of its obligations under this Agreement, such obligations shall be suspended for the duration of the event of force majeure. During the continuance of such force majeure, MCI shall incur no liability by reason of its failure to perform the obligation so suspended, provided, however, that the disabling effect of such force majeure shall be eliminated as soon as and to the extent reasonably possible. The term "force majeure" as used herein shall include switch, radio or cable failure, cable cut, acts of God, riots, insurrection, war, labor dispute, fire, flood, explosion, orders or acts of military or civil authority, and any other cause beyond MCI's reasonable control.

14.  LIDB. In addition to the automated and live rates in Paragraph 2, Customer
     ----
     shall pay (in addition to all applicable taxes and tax-related surcharges) a flat fee per attempt of $0.045 for Line Identification Database ("LIDB"). The LIDB fee will be charged for every call that Customer's switch releases to MCI's Carrier Operator Services.




                               MCI CONFIDENTIAL

                                  ATTACHMENT 3

                               LETTER OF AGENCY
                               ----------------


ATTENTION: Concerned Local Operating Companies, AT&T and other Common Carriers and All Equipment Vendors


The undersigned appoints MCI Telecommunications Corporation or any of its affiliated companies ("MCI") as agent for the purpose of ordering, in connection with MCI's provision of service to the undersigned, changes in and/or maintenance on specific telecommunications service that you provide to the undersigned including, without limitation, removing, adding to or rearranging such telecommunications service.

You are hereby released from any and all liability for making pertinent information available to MCI and for following MCI's instructions with respect to any changes to or maintenance on the undersigned's telecommunications service. You may deal directly with MCI on all matters pertaining to telecommunications service and should follow instructions with respect thereto. This authorization will remain in effect until modified or rescinded in writing by the undersigned.

Signed this ______ day of________, 19__.

BY:


---------------------------------
Authorized Customer Signature



---------------------------------
Title



---------------------------------
Company




                               MCI CONFIDENTIAL

                                 ATTACHMENT 4
(The headings in this Exhibit are for reference and convenience only, and in no way shall they define or limit the scope of each LEC Group.)

---------------------------------------------------------------------------------------------------------
                                                AMERITECH
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
9329  AMERITECH/ILLINOIS BELL               IL            9321  AMERITECH/OHIO BELL                OH
9325  AMERITECH/INDIANA BELL                IN            9327  AMERITECH/WISCONSIN BELL           WI
9323  AMERITECH/MICHIGAN BELL               MI

---------------------------------------------------------------------------------------------------------
                                               BELL ATLANTIC
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
9208  BELL ATL/BELL OF PA                   PA            9213  BELL ATL/C & P OF VA               VA
9211  BELL ATL/C & P OF DC                  DC            9214  BELLATL/C & P OF WV                WV
9211  BELL ATL/C & P OF DC                  VA            9210  BELL ATL/DIAMOND TEL               DE
9212  BELL ATL/C & P OF MD                  MD            9206  BELL ATL/NEW JERSEY BELL           NJ

---------------------------------------------------------------------------------------------------------
                                               BELL SOUTH
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
9419  BELL SOUTH/SOUTH CENTRAL BELL        AL             9419  BELL SOUTH/SOUTH CENTRAL BELL      TN
9419  BELL SOUTH/SOUTH CENTRAL BELL        FL             9417  BELL SOUTH/ SOUTHERN BELL          AL
9419  BELL SOUTH/SOUTH CENTRAL BELL        GA             9417  BELL SOUTH/ SOUTHERN BELL          FL
9419  BELL SOUTH/SOUTH CENTRAL BELL        KY             9417  BELL SOUTH/ SOUTHERN BELL          GA
9419  BELL SOUTH/SOUTH CENTRAL BELL        LA             9417  BELL SOUTH/ SOUTHERN BELL          NC
9419  BELL SOUTH/SOUTH CENTRAL BELL        MS             9417  BELL SOUTH/ SOUTHERN BELL          SC
9419  BELL SOUTH/SOUTH CENTRAL BELL        NC

---------------------------------------------------------------------------------------------------------
                                                  NYNEX
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
9102  NYNEX/NEW ENGLAND TEL                 MA            9102  NYNEX/NEW ENGLAND TEL              RI
9102  NYNEX/NEW ENGLAND TEL                 ME            9102  NYNEX/NEW ENGLAND TEL              VT
9102  NYNEX/NEW ENGLAND TEL                 NH            9104  NYNEX/NEW YORK TEL                 NY

---------------------------------------------------------------------------------------------------------
                                              PACIFIC TELESIS
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
9742  PAC TELESIS/NEV BELL                  NV            9740  PAC TELESIS/PAC BELL               CA

---------------------------------------------------------------------------------------------------------
                                              SOUTHWESTERN BELL
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
9533  SOUTHWESTERN BELL                     AR            9533  SOUTHWESTERN BELL                  NE
9533  SOUTHWESTERN BELL                     IL            9533  SOUTHWESTERN BELL                  OK
9533  SOUTHWESTERN BELL                     KS            9533  SOUTHWESTERN BELL                  TN
9533  SOUTHWESTERN BELL                     MO            9533  SOUTHWESTERN BELL                  TX

---------------------------------------------------------------------------------------------------------
                                                  US WEST
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
9636 US WEST/MOUNTAIN BELL                  AZ            9631  US WEST/NORTHWESTERN BELL          MN
9636 US WEST/MOUNTAIN BELL                  CO            9631  US WEST/NORTHWESTERN BELL          MO
9636 US WEST/MOUNTAIN BELL                  ID            9631  US WEST/NORTHWESTERN BELL          MT
9636 US WEST/MOUNTAIN BELL                  MT            9631  US WEST/NORTHWESTERN BELL          ND
9636 US WEST/MOUNTAIN BELL                  ND            9631  US WEST/NORTHWESTERN BELL          NE
9636 US WEST/MOUNTAIN BELL                  NE            9631  US WEST/NORTHWESTERN BELL          SD
9636 US WEST/MOUNTAIN BELL                  NM            9631  US WEST/NORTHWESTERN BELL          WI

                               MCI CONFIDENTIAL


---------------------------------------------------------------------------------------------------------
                                                  US WEST
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
9636  US WEST/MOUNTAIN BELL                 UT            9631  US WEST/NORTHWESTERN BELL          WY
9636  US WEST/MOUNTAIN BELL                 WY            9638  US WEST/PACIFIC NORTHWEST BELL     ID
9631  US WEST/NORTHWESTERN BELL             CO            9638  US WEST/PACIFIC NORTHWEST BELL     OR
9631  US WEST/NORTHWESTERN BELL             IA            9638  US WEST/PACIFIC NORTHWEST BELL     WA

---------------------------------------------------------------------------------------------------------
                                                  GTE
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
2319  GTE CA                                CA            4311  GTE NORTH - IA                     IA
 328  GTE FL                                FL            4311  GTE NORTH - IA                     MO
1015  GTE IL                                IL            4314  GTE NORTH - NE                     KS
 772  GTE IN & OHIO                         IN            4314  GTE NORTH - NE                     NE
 772  GTE IN & OHIO                         OH            4313  GTE NORTH - SW DIV                 MO
6827  GTE MOBILNET VA                       VA            1186  GTE NORTH INC                      IA
6804  GTE MOBILNET BRGHM                    AL            1186  GTE NORTH INC                      MO
6805  GTE MOBILNET HTSVL                    AL             169  GTE OF PA/NORTH MA DIV             PA
6516  GTE MOBILNET OF CALIFORNIA            CA            4323  GTE OF THE NW - OR                 OR
6516  GTE MOBILNET OF CALIFORNIA            IN            4324  GTE OF THE NW - WA                 WA
6516  GTE MOBILNET OF CALIFORNIA            TX            4341  GTE OF THE SW - AR                 AR
6725  GTE MOBILNET OF INDIANA               IL            4342  GTE OF THE SW - NM                 NM
6725  GTE MOBILNET OF INDIANA               IN            4343  GTE OF THE SW - OK                 OK
6725  GTE MOBILNET OF INDIANA               PA            4344  GTE OF THE SW - TX                 AR
6722  GTE MOBILNET OF OHIO LIMITED          OH            4344  GTE OF ThE SW - TX                 OK
      PARTNERSHIP
6339  GTE MOBILNET OF TAMPA, INC.           FL            4344  GTE OF THE SW - TX                 TX
6323  GTE MOBILNET OF THE SOUTHEAST         IN             615  GTE OHIO                           MI
6323  GTE MOBILNET OF THE SOUTHEAST         KY             615  GTE OHIO                           OH
6323  GTE MOBILNET OF THE SOUTHEAST         OH            4331  GTE SOUTH - AL                     AL
6323  GTE MOBILNET OF THE SOUTHEAST         PA            1000  GTE SOUTH - IL                     IL
6323  GTE MOBILNET OF THE SOUTHEAST         TN             407  GTE SOUTH - KY                     KY
6326  GTE MOBILNET OF THE SOUTHEAST -       GA            4337  GTE SOUTH - MA DIV                 VA
      GEORGIA
6326  GTE MOBILNET OF THE SOUTHEAST -       IA            4334  GTE SOUTH - NC                     NC
      GEORGIA
6326  GTE MOBILNET OF THE SOUTHEAST -       KY            4335  GTE SOUTH - SC                     SC
      GEORGIA
6326  GTE MOBILNET OF THE SOUTHEAST -       OH             479  GTE SOUTH - SE DIV                 GA
      GEORGIA
6326  GTE MOBILNET OF THE SOUTHEAST -       WA             479  GTE SOUTH - SE DIV                 NC
      GEORGIA
6324  GTE MOBILNET OF THE SOUTHEAST -       NC            2080  GTSW - SW DIV                      NM
      NORTH CAROLINA
6324  GTE MOBILNET OF THE SOUTHEAST -       VA            2080  GTSW - SW DIV                      TX
      NORTH CAROLINA
6325  GTE MOBILNET OF THE SOUTHEAST -       SC
      SOUTH CAROLINA
4311  GTE NORTH - IA                        MN            1186  GTE NORTH INC                      MN
4312  GTE NORTH - MN                        IA            4321  GTE OF THE NW - ID                 ID
4312  GTE NORTH - MN                        MN            4321  GTE OF THE NW - ID                 WA

---------------------------------------------------------------------------------------------------------
                                              Cincinnati Bell
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE
---           ----                         -----
9348  CINCINNATI BELL - OHIO/KENTUCKY       IN
9348  CINCINNATI BELL - OHIO/KENTUCKY       KY
9348  CINCINNATI BELL - OHIO/KENTUCKY       OH


                               MCI CONFIDENTIAL


---------------------------------------------------------------------------------------------------------
                                                   SNET
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE
---           ----                         -----
9147  SNET/SOUTHERN NEW ENGLAND TEL          CT

---------------------------------------------------------------------------------------------------------
                                                    United
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
 832  UNITED TEL OF IN                      IN            2400  UNITED NW                          OR
 832  UNITED TEL OF IN                      OH            2400  UNITED NW                          WA
1456  UNITED TEL OF MN                      MN             341  UNITED TEL FL                      FL
1841  UNITED TEL SYSTEM                     KS             963  UNITED TEL CO                      WI
1841  UNITED TEL SYSTEM                     OK             506  UNITED TEL CO CAROL                SC
1842  UNITED TELCO OF KS                    KS             581  UNITED TEL CO INC                  TN
 661  UNITED TELCO OF OHIO                  OH            1957  UNITED TEL CO OF MO                IA
1595  UNITED TELCO OF WEST                  CO            1957  UNITED TEL CO OF MO                MO
1595  UNITED TELCO OF WEST                  NE             209  UNITED TEL CO OF PA                PA
1595  UNITED TELCO OF WEST                  WY            2084  UNITED TEL CO OF TX                TX
1636  UNTD TEL MUTUAL AID                   ND             138  UNITED TEL NJ                      NJ

---------------------------------------------------------------------------------------------------------
                                                  Contel
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
1036  CONTEL IL                             IL             170  CONTEL OF PA                       PA
1036  CONTEL IL                             WI            1846  CONTEL SYS OF MO                   MO
 410  CONTEL KY                             KY            1700  CONTEL SYSTEM OF ARKANSAS          AR
1730  CONTEL OF ARKANSAS                    AR            1700  CONTEL SYSTEM OF ARKANSAS          OK
1730  CONTEL OF ARKANSAS                    MO            1135  CONTEL SYSTEM OF IOWA              IA
1730  CONTEL OF ARKANSAS                    OK            2154  CONTEL TEXAS                       TX
1883  CONTEL OF EASTERN MISSOURI            MO             233  CONTEL VA                          VA
 607  CONTEL OF OHIO                        OH

---------------------------------------------------------------------------------------------------------
                                                  NECA
---------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
1601  ABSARAKA COOP TEL CO                  ND             570  LORETTO TEL CO INC                 TN
1663  ACCENT COMMUNICATIONS, INC.           ND            1229  LOST NATION ELWD TEL               IA
1663  ACCENT COMMUNICATIONS, INC.           SD            1423  LOWRY TEL CO                       MN
2191  ACCIPITER COMMUNICATIONS INC          AZ             902  LUCK TEL CO                        WI
1346  ACE TEL ASSOC - IA                    IA              58  LUDLOW TEL CO                      VT
1346  ACE TEL ASSOC-IA                      MN            1232  LYNNVILLE COMM TELCO               IA
1345  ACE TEL ASSOC - MN                    IA            1424  MABEL COOP TEL CO - IA             IA
1345  ACE TEL ASSOC - MN                    MN            1424  MABEL COOP TEL CO - IA             MN
 704  ACE TEL CO OF MI                      MI            1425  MADELIA TEL CO                     MN
 976  ADAMS TEL COOP                        IL            1709  MADISON COUNTY TEL                 AR
2178  AGATE TEL CO                          CO            1049  MADISON TEL CO                     IL
1347  ALBANY MUT TEL ASSN                   MN            1801  MADISON TEL CO INC                 KS
2213  ALBION TEL CO INC                     ID            1710  MAGAZINE TEL CO                    AR
2213  ALBION TEL CO INC                     UT             183  MAHANOY & MAHANTANGO               PA
2090  ALENCO COMMUNICATION                  TX            3312  MAINE TELEPHONE COMPANY            ME
 669  ALLENDALE TEL CO                      MI             905  MANAWA TEL CO INC                  WI
1691  ALLTEL ARKANSAS INC                   AR            1426  MANCHESTER-HARTLAND                MN
 665  ALLTEL OH - WESTERN OH                OH            1235  MANILLA TEL CO                     IA
 344  ALMA TEL CO INC                       GA            2282  MANTI TEL CO                       UT
1860  ALMA TELEPHONE CO                     MO             104  MARGARETVILLE TEL CO               NY
 217  AMELIA TEL CORP                       VA             185  MARIANNA&SCENERY HL                PA
 842  AMERY TEL CO                          WI            1914  MARK TWAIN RURAL TEL               MO
 843  AMHERST TEL CO                        WI            1237  MARNE & ELK HORN TEL               IA
1097  ANDREW TEL CO INC                     IA             908  MARO-ADAMS TEL COP I               WI

                               MCI CONFIDENTIAL


-----------------------------------------------------------------------------------------------------------
                                                    NECA
-----------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
----          ----                         -----          ----           ----                     -----
1516  ARAPAHOE TEL COMPANY                  NE            1050  MARSEILES TEL CO                   IL
 585  ARCADIA TEL CO                        OH            1238  MARTELLE COOP TEL A                IA
1098  ARCADIA TEL COOP                      IA            2431  MASHELL TEL CO INC                 WA
 280  ARDMORE TEL CO                        AL            1239  MASSENA TEL CO                     IA
 280  ARDMORE TEL CO                        TN             533  MCCLELLANVL TEL CO                 SC
2171  ARIZONA TEL CO                        AZ            1669  MCCOOK COOP TEL CO                 SD
1517  ARLINGTON TEL CO                      NE            2430  MCDANIEL TEL CO INC                WA
1640  ARMOUR IND TEL CO                     SD            1912  MCDONALD CO TEL CO                 MO
 216  ARMSTRONG TEL CO MD                   MD            1047  MCDONOUGH TEL COOP I               IL
 256  ARMSTRONG TEL CO WV                   WV            2006  MCLOUD TEL CO                      OK
1374  ARROWHEAD COMM CORP                   MN            1241  MECHANICSVILLE TELCO               IA
 586  ARTHUR MUTUAL TEL CO                  OH            1251  MEDIAPOLIS TEL CO                  IA
1350  ARVIG TEL CO                          MN            2008  MEDICINE PARK TEL CO               OK
2404  ASOTIN TEL CO                         OR            1430  MELROSE TEL CO                     MN
2404  ASOTIN TEL CO                         WA              46  MERIDEN TEL CO                     NH
1101  ATKINS TEL CO INC                     IA            1053  METAMORA TEL CO                    IL
1966  ATLAS TELEPHONE CO                    OK            2010  MID-AMERICA TEL INC                OK
 588  AYERSVILLE TEL CO                     OH            1917  MID-MISSOURI TEL CO                MO
2259  BACA VALLEY TEL CO                    NM            2112  MID-PLAINS RURAL TEL               TX
 844  BADGER STATE TELCO                    WI             881  MID-PLAINS TEL INC                 WI
1107  BALDWIN NASHVL TELCO                  IA            2246  MID-RIVERS TEL COOP                MT
 846  BALDWIN TELCOM INC                    WI            2246  MID-RIVERS TEL COOP                ND
 396  BALLARD RURAL TEL CO                  KY             460  MID-SOUTH TEL CO                   MS
1642  BALTIC COOP TEL CO                    SD            1433  MID-STATE TEL CO                   MN
 469  BARNARDSVILLE TEL CO                  NC            3315  MID-MAINE TELECOM                  ME
1108  BARNES CITY COOP TEL                  IA            6020  MID-MISSOURI CELLULAR              MO
 676  BARRY CNTY TEL CO                     MI            1054  MID CENT TEL COOP I                IL
 589  BASCOM MUTUAL TEL CO                  OH            1187  MID IOWA TEL COOP                  IA
 925  BAYLAND TEL INC                       WI             633  MIDDLE PT HOME TEL                 OH
3032  BEAR LAKE COMMUNICATIONS              UT             105  MIDDLEBURGH TEL CO                 NY
1968  BEGGS TELEPHONE CO                    OK            1055  MIDLAND TEL CO                     IL
1673  BEK COMMUNICATIONS, INC.              ND            1617  MID STATE TEL CO                   ND
1604  BEK TEL MUTUAL AID                    ND            1670  MID STATE TEL CO                   SD
 847  BELMONT TEL CO                        WI            2226  MIDVALE TEL EXCH INC               AZ
 553  BEN LOMAND RU TEL CO                  TN            2226  MIDVALE TEL EXCH INC               ID
2455  BENKELMAN TEL CO INC                  KS            2226  MIDVALE TEL EXCH INC               OR
2455  BENKELMAN TEL CO INC                  NE             711  MIDWAY TEL CO                      MI
1356  BENTON COOP TEL CO                    MN             909  MIDWAY TEL CO                      WI
 590  BENTON RIDGE TEL CO                   OH            1431  MIDWEST TEL CO                     MN
1649  BERESFORD MUNCPL TEL                  SD            1242  MILES COOP TEL ASSN                IA
 848  BERGEN TEL CO-WI                      WI            1243  MILLER TEL CO                      IA
  73  BERKSHIRE TEL CO                      NY            1920  MILLER TEL CO INC                  MO
1110  BERNARD TEL CO INC                    IA             304  MILLRY TEL CO INC                  AL
2039  BIG BEND TEL CO INC                   TX             910  MILLTOWN MUT TEL CO                WI
2192  BIG SANDY TELECOM                     CO            1245  MINBURN TEL CO                     IA
2181  BIJOU TEL CO                          CO            1246  MINERVA VLLY TEL CO                IA
 849  BLACK EARTH TEL CO                    WI             634  MINFORD TEL CO INC                 OH
1357  BLACKDUCK TEL CO                      MN            1437  MINNESOTA LAKE TEL                 MN
2235  BLACKFOOT TEL COOP                    ID            1439  MN VALLEY TEL CO INC               MN
2235  BLACKFOOT TEL COOP                    MT            2353  MOAPA VALLEY TEL CO                NV
1524  BLAIR TELEPHONE CO                    NE            1671  MOBRIDGE TELECOMMUNICATIONS        SD
                                                                COMPANY
2182  BLANCA TEL CO                         CO            1247  MODERN COOP TEL CO                 IA
 678  BLANCHARD TEL ASSOC                   MI            3335  MODERN TELECOMMUNICATIONS          MO
                                                                COMPANY
 554  BLEDSOE TEL COOP                      TN            2383  MOLALLA TEL CO                     OR
 850  BLOOMER TEL CO                        WI             305  MON CRE TEL COOP INC               AL
 679  BLOOMINGDALE TEL CO                   MI            2384  MONITOR COOP TEL CO                OR
2038  BLOSSOM TEL CO                        TX             790  MONON TEL CO INC                   IN
 282  BLOUNTSVILLE TEL CO                   AL            2385  MONROE TEL CO                      OR
1358  BLUE EARTH VY TEL CO                  IA            1248  MONTEZUMA MUT TEL CO               IA
1358  BLUE EARTH VY TEL CO                  MN            1622  MOORE & LIBERTY TEL                ND
 346  BLUE RIDGE TEL CO                     GA             915  MOSINEE TEL CO                     WI
1746  BLUE VALLEY TEL CO                    KS            1808  MOUNDRIDGE TEL CO                  KS


                               MCI CONFIDENTIAL

----------------------------------------------------------------------------------------------------------
                                                    NECA
----------------------------------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
---           ----                         -----          ----           ----                     -----
1746  BLUE VALLEY TEL CO                    NE             307  MOUNDVILLE TEL CO                  AL
 512  BLUFFTON TEL & APPL                   SC             917  MOUNT VERNON TEL CO                WI
 851  BONDUEL TEL CO                        WI            1712  MOUNTAIN VIEW TEL CO               AR
2073  BORDER TO BORDER                      TX            2386  MT ANGEL TEL CO                    OR
      COMMUNICATIONS
 463  BPS TELEPHONE CO.                     MO             238  MT GROVE-WILLIAMS                  VA
 398  BRANDENBURG TEL CO                    KY             414  MT RURAL TEL COOP                  KY
 347  BRANTLEY TEL CO INC                   GA            2227  MUDLAKE TEL COOP                   ID
2040  BRAZORIA TEL CO                       TX            2116  MUENSTER TEL COR TX                TX
2041  BRAZOS TEL COOP INC                   TX             792  MULBERRY COOP TEL                  IN
 332  BRAZOS TELECOMMUNICATIONS, INC.       TX            2117  MUSTANG TEL CO                     TX
 158  BRDGWATER-CANISTOTA                   SD            1250  MUT TEL CO MORN SUN                IA
      INDEPENDENT TELEPHONE CO.
1112  BREDA TEL CORP                        IA            1809  MUTUAL TEL CO                      KS
  38  BRETTON WOODS TEL CO                  NH            1252  MUTUAL TELEPHONE CO                IA
1362  BRIDGEWATER TEL CO                    MN             449  MYRTLE TEL CO                      MS
 283  BRINDLEE MTN TEL CO                   AL             286  NATL TEL CO OF AL                  AL
1113  BROOKLYN MUT TEL CO                   IA            1574  NEBRASKA CENTRAL TEL               NE
 447  BRUCE TEL CO                          MS            2387  NEHALEM TEL & TEL CO               OR
 855  BRUCE TEL CO INC                      WI             375  NELSON BALL GROUND                 GA
   2  BRYANT POND TEL CO                    ME             918  NELSON TEL COOP                    WI
 591  BUCKLAND MUTUAL TEL                   OH            2247  NEMONT TEL COOP                    MT
 219  BUGGS IS TEL COOP                     VA            2247  NEMONT TEL COOP                    ND
 348  BULLOCH COUNTY RURAL                  GA            3029  NEW CASTLE TELEPHONE CO.           VA
 220  BURKES GRDN TEL CO                    VA            1927  NEW FLORENCE TEL CO                MO
 856  BURL BRI & WHE TEL                    WI             239  NEW HOPE TEL CO                    VA
1114  BURT TEL CO                           IA             308  NEW HOPE TEL COOP                  AL
1115  BUTLER-BREMER MUT CO                  IA             639  NEW KNOXVILLE TEL CO               OH
 284  BUTLER TEL CO INC                     AL             796  NEW LISBON TEL CO                  IN
1133  C-M-L TEL OF MER IA                   IA            1928  NEW LONDON TEL CO                  MO
2301  CALAVERAS TEL CO                      CA             797  NEW PARIS TEL INC                  IN
 448  CALHOUN CITY TELCO I                  MS            1442  NEW ULM RURAL TEL                  MN
2311  CALIF OREGON TEL CO                   CA            1062  NEW WINDSOR TEL CO                 IL
1365  CALLAWAY TEL EXCHANG                  MN             107  NEWPORT TEL CO INC                 NY
 983  CAMBRIDGE TEL CO                      IL             920  NIAGARA TEL CO                     WI
1526  CAMBRIDGE TEL CO                      NE             108  NICHOLVILLE TEL CO                 NY
2215  CAMBRIDGE TEL CO INC                  ID            1713  NO ARKANSAS TEL CO                 AR
 351  CAMDEN TEL & TEL CO                   GA            1623  NOONAN FARMERS TEL                 ND
 744  CAMDEN TEL CO INC                     IN            1447  NORTH DAKOTA TEL CO                ND
 425  CAMERON TEL CO                        LA             192  NORTH PENN TEL CO                  PA
 425  CAMERON TEL CO                        TX             491  NORTH STATE TEL CO                 NC
 426  CAMPTI-PLEA HILL TEL                  LA            2388  NORTH STATE TEL CO                 OR
1974  CANADIAN VALLEY TEL                   OK            1230  NORTHEAST IA TEL CO                IA
2362  CANBY TEL ASSN                        OR             435  NORTHEAST LA TEL CO                LA
1440  CANNON WY TELCOM IN                   MN             938  NORTHEAST TEL CO                   WI
2046  CAP ROCK TEL CO INC                   TX            1259  NORTHERN IA TEL CO                 IA
1976  CARNEGIE TEL CO                       OK            1259  NORTHERN IA TEL CO                 MN
 683  CARR TEL CO                           MI            1500  NORTHERN TEL CO                    MN
1118  CASCADE TELEPHONE CO                  IA            2248  NORTHERN TEL COOP                  MT
2371  CASCADE UTILITIES I                   OR              61  NORTHFIELD TEL CO                  VT
1119  CASEY MUTUAL TEL CO                   IA            1445  NORTHLAND TEL CO                   MN
 984  CASS COUNTY TEL CO                    IL            3316  NORTHLAND TELEPHONE OF MAINE,      ME
                                                                INC.
 472  CASS COUNTY TELEPHONE CO.             KS            3316  NORTHLAND TELEPHONE OF MAINE,      NH
                                                                INC.
 472  CASS COUNTY TELEPHONE CO.             MO            3331  NORTHLAND TELEPHONE OF VERMONT,    VT
                                                                INC.
  76  CASSADAGA TEL CORP                    NY            1625  NORTHWEST COMM CORP                ND
 285  CASTLEBERRY TEL CO                    AL            1261  NORTHWEST TEL COOP A               IA
1697  CEN ARKANSAS TEL CO                   AR            1262  NORWAY RURAL TEL CO                IA
1121  CENTER JCT TEL CO                     IA             644  NOVA TEL CO                        OH
3310  CENTRAL MONTANA                       MT            2193  NUCLA-NATURITA TEL                 CO
      COMMUNICATIONS, INC.
1977  CENTRAL OKLAHOMA TEL                  OK            2194  NUNN TEL CO                        CO

                               MCI CONFIDENTIAL

----------------------------------------------------------
                           NECA
----------------------------------------------------------

CODE                     NAME                          STATE
----                     ----                          -----
1125        CENTRAL SCOTT TEL                           IA
 859        CENTRAL STATE TEL Co                        WI
2114        CENTRAL TEL CO OF TX                        TX
2277        CENTRAL UTAH TEL INC                        UT
 440        CENTURY TEL CO                              LA
2225        CENTURY TEL CO OF ID                        ID
 702        CENTURY TEL OF MI                           MI
 895        CENTURY TEL OF WI I                         MI
 895        CENTURY TEL OF WI I                         WI
 594        CHAMPAIGN TEL CO                            OH
  77        CHAMPLAIN TEL CO                            NY
3330        CHAMPLAIN VALLEY TELECOM, INC.              VT
 685        CHATHAM TEL CO                              MI
  78        CHAUTAUQUA-ERIE TEL                         NY
  79        CHAZY & WESTPORT TEL                        NY
 860        CHEQUAMEGON TEL COOP                        WI
1979        CHEROKEE TEL CO                             OK
 515        CHESNEE TEL CO                              SC
 516        CHESTER TEL CO                              SC
1647        CHEYENNE RIVER SIOX                         SD
 861        CHIBARDUN TEL COOP I                        WI
  40        CHICHESTER TEL CO                           NH
1980        CHICKASAW TEL CO                            OK
   4        CHINA TEL CO                                ME
 680        CHIPPEWA CNTY TEL CO                        MI
1893        CHOCTAW TELEPHONE CO                        MO
1981        CHOUTEAU TEL CO                             OK
2289        CHUGWATER TEL CO                            WY
2349        CHURCHILL CO TEL&TEL                        NV
1982        CIMARRON TEL CO                             OK
1129        CITIZENS MUT TEL CO                         IA
 473        CITIZENS TEL CO                             NC
 355        CITIZENS TEL CO INC                         GA
 750        CITIZENS TEL CO INC                         IN
 225        CITIZENS TEL COOP                           VA
 863        CITIZENS TEL COOP I                         WI
 751        CITIZENS TEL CORP                           IN
  96        CITIZENS TELECOM.- NY                       NY
  96        CITIZENS TELECOM.- NY                       PA
1353        CITY OF BARNESVL TEL                        MN
1370        CLARA CITY TEL EXCH                         MN
1130        CLARENCE TEL CO INC                         IA
3308        CLARK FORK TELECOMMUNICATIONS, INC.         MT
1531        CLARKS TELEPHONE CO                         NE
 990        CLARKSVL MUT TEL CO                         IL
 753        CLAY CNTY RURAL TEL                         IN
2363        CLEAR CK MUTUAL TEL                         OR
 865        CLEAR LAKE TEL CO I                         WI
1132        CLEAR LK IND TEL CO                         IA
1372        CLEMENTS TELE CO                            MN
1698        CLEVELAND CO TEL CO                         AR
 688        CLIMAX TEL CO                               MI
   5        COBBOSSEECONTEE TELC                        ME
 866        COCHRANE COOP TEL CO                        WI
2057        COLEMAN COUNTY TEL                          TX
1134        COLO TELEPHONE CO                           IA
2059        COLORADO VLY TEL CO                         TX
2364        COLTON TEL CO                               OR
 604        COLUMBUS GROVE TEL                          OH
1756        COLUMBUS TEL CO                             KS
2060        COMANCHE CTY TEL CO                         TX
 776        COMM CORP OF IND                            IN
 161        COMMONWEALTH TEL CO                         PA
 800        NW INDIANA TEL CO                           IN
 311        OAKMAN TEL CO INC                           AL
 714        OGDEN TEL CO                                MI
 110        OGDEN TEL CO                                NY
1263        OGDEN TELEPHONE CO                          IA
2014        OKLA WESTERN TEL                            OK
1984        OKLAHOMA COMM SYS                           OK
2013        OKLAHOMA TEL&TEL                            OK
1264        OLIN TEL CO INC                             IA
 111        ONEIDA CTY RL TEL CO                        NY
 312        ONEONTA TEL CO INC                          AL
1265        ONSLOW COOP TEL ASSN                        IA
 112        ONTARIO TEL CO                              NY
 717        ONTONAGON CNTY TELCO                        MI
1266        ORAN MUTUAL TEL CO                          IA
1934        ORCHARD FARM TEL CO                         MO
2390        OREGON - IDAHO UTILITIES, INC.              ID
2390        OREGON - IDAHO UTILITIES, INC.              OR
1935        OREGON FARM MUTUAL                          MO
1067        ORIN TEL EXCH ASSOC                         IL
 114        ORISKANY FALL TEL                           NY
 649        ORWELL TEL CO                               OH
 195        OTTO TELEPHONE CO                           PA
 650        OTTOVILLE MUTUAL TEL                        OH
  19        OXFORD CNTY TEL&TEL                         ME
3314        OXFORD WEST TELEPHONE COMPANY               ME
1866        OZARK TELEPHONE CO.                         AR
1866        OZARK TELEPHONE CO.                         MO
1866        OZARK TELEPHONE CO.                         OK
1270        PALMER MUTUAL TEL CO                        IA
 536        PALMETTO RURAL TELCO                        SC
1269        PALO COOP TEL ASSN                          IA
2016        PANHANDLE TEL COOP                          CO
2016        PANHANDLE TEL COOP                          NM
2016        PANHANDLE TEL COOP                          OK
2016        PANHANDLE TEL COOP                          TX
1271        PANORA COOP TEL ASSN                        IA
1450        PARK REGION MUT TEL                         MN
 651        PATTERSONVILLE TEL                          OH
 116        PATTERSONVILLE TEL C                        NY
1451        PAUL BUNYAN RUR TEL                         MN
1936        PEACE VALLEY TEL CO                         MO
2196        PEETZ COOP TEL CO                           CO
2196        PEETZ COOP TEL CO                           NE
 243        PEMBROKE MUTUAL TEL                         VA
 376        PEMBROKE TEL CO INC                         GA
2270        PENASCO VALLEY TEL                          NM
 720        PENINSULA TEL CO                            MI
 197        PENNA TEL CO                                PA
 244        PEOPLES MUTUAL TEL                          VA
1814        PEOPLES MUTUAL TELCO                        KS
 415        PEOPLES RL TEL CORP                         KY
1453        PEOPLES TEL CO                              MN
2391        PEOPLES TEL CO                              OR
 576        PEOPLES TEL CO                              TN
 314        PEOPLES TEL CO INC                          AL
2130        PEOPLES TEL COOP                            TX
1273        PEOPLES TELEPHONE CO                        IA
  62        PERKINSVILLE SVC COR                        VT
 807        PERRY-SPENCER RURAL                         IN
1580        PETERSBURG TEL CO                           NE
2197        PHILLIPS CO TEL CO                          CO
 538        PIEDMONT RURAL TELCO                        SC


                          MCI CONFIDENTIAL

--------------------------------------------------------------------------------
                                     NECA
--------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
----          ----                         -----          ----           ----                     -----
2061  COMMUNITY TEL CO                      TX             497  PIEDMONT TEL MEM CO                NC
  15  COMTY SVC TEL CO                      ME            1581  PIERCE TELEPHONE CO                NE
 509  CON TEL CO OF NC                      NC             721  PIGEON TEL CO                      MI
 526  CON TEL CO OF SC                      SC             315  PINE BEL TEL CO INC                AL
1922  CON TEL OF MO                         AR            2198  PINE DRIVE TEL CO                  CO
1922  CON TEL OF MO                         MO            1454  PINE ISLAND TEL CO                 MN
 559  CONCORD TEL EX INC                    TN            2017  PINE TELEPHONE CO                  OK
 606  CONNEAUT TEL CO                       OH            2392  PINE TELEPHONE SYS                 OR
1607  CONSOLIDATE TEL COOP                  ND              20  PINE TREE TEL&TEL CO               ME
1607  CONSOLIDATE TEL COOP                  SD             494  PINEVILLE TEL CO                   NC
1373  CONSOLIDATED TEL CO                   MN            2346  PINNACLES TEL CO                   CA
1532  CONSOLIDATED TEL CO                   NE            1817  PIONEER TEL ASSN INC               CO
1530  CONSOLIDATED TELCO                    NE            1817  PIONEER TEL ASSN INC               KS
2302  CONT TEL CO OF CA                     AZ            2437  PIONEER TEL CO                     WA
2302  CONT TEL CO OF CA                     CA            2393  PIONEER TEL COOP                   OR
2302  CONT TEL CO OF CA                     NV            2018  PIONEER TEL COOP INC               OK
1207  CONT TEL CO OF IA                     IA            2199  PLAINS COOP TEL ASSN               CO
1207  CONT TEL CO OF IA                     MN            1582  PLAINVIEW TEL CO INC               NE
1207  CONT TEL CO OF IA                     MO             379  PLANT TEL & PWR CO                 GA
1140  CONT TEL CO OF MN                     MN             378  PLANTERS RURAL TEL                 GA
1140  CONT TEL CO OF MN                     ND            2131  POKA-LAMBRO RURAL                  TX
1140  CONT TEL CO OF MN                     SD            1630  POLAR COM MUTUAL AID               MN
2449  CONT TEL CO OF NW                     OR            1630  POLAR COM MUTUAL AID               ND
2449  CONT TEL CO OF NW                     WA             539  POND BRANCH TEL CO                 SC
2177  CONT TEL CO OF WES                    NM             118  PORT BYRON TEL CO                  NY
 779  CONT TEL SYS IND INC                  IN            1274  POSTVILLE TEL CO                   IA
 281  CONT TELCO OF THE SO                  AL            2230  POTLATCH TEL CO                    ID
 281  CONT TELCO OF THE SO                  GA            2020  POTTAWATOMIE TEL CO                OK
6523  CONTEL CELLULAR OF CALIFORNIA, INC.   CA            1073  PRAIRIE TEL CO                     IL
6500  CONTEL CELLULAR OF KENTUCKY, INC.     KY            1275  PRAIRIEBURG TEL CO                 IA
6608  CONTEL CELLULAR, INC.                 AL            1276  PRESTON TEL CO                     IA
6608  CONTEL CELLULAR, INC.                 FL             380  PROGRESSIVE RURAL                  GA
6608  CONTEL CELLURLAR, INC.                IL            2231  PROJECT MUTUAL TEL                 ID
6608  CONTEL CELLULAR, INC.                 TX            2250  PROJECT TEL CO INC                 MT
1036  CONTEL IL                             IL            2250  PROJECT TEL CO INC                 WY
1036  CONTEL IL                             WI             381  PUBLIC SERVICE TEL                 GA
 410  CONTEL KY                             KY             813  PULASKI-WHITE RURAL                IN
1730  CONTEL OF ARKANSAS                    AR             200  PYMATUNING IND TEL                 PA
1730  CONTEL OF ARKANSAS                    MO             338  QUINCY TEL CO                      FL
1730  CONTEL OF ARKANSAS                    OK             338  QUINCY TEL CO                      GA
1883  CONTEL OF EASTERN MISSOURI            MO            1277  RADCLIFFE TEL CO INC               IA
 607  CONTEL OF OHIO                        OH             316  RAGLAND TELEPHONE CO               AL
 170  CONTEL OF PA                          PA            1820  RAINBOW TEL COOP                   KS
1846  CONTEL SYS OF MO                      MO             495  RANDOLPH TEL CO                    NC
1700  CONTEL SYSTEM OF ARKANSAS             AR             496  RANDOLPH TEL MEMB CO               NC
1700  CONTEL SYSTEM OF ARKANSAS             OK            2251  RANGE TEL COOP INC                 MT
1135  CONTEL SYSTEM OF IOWA                 IA            2251  RANGE TEL COOP INC                 WY
2154  CONTEL TEXAS                          TX            6695  RANGE TELECOMMUNICATIONS           MI
 233  CONTEL VA                             VA            6695  RANGE TELECOMMUNICATIONS           SC
1136  COON CREEK TEL CO                     IA            1662  RC COMMUNICATIONS, INC.            ND
1137  COON VLY COOP TEL A                   IA            1662  RC COMMUNICATIONS, INC.            SD
 868  COON VLY FARMERS TEL                  WI            1278  READLYN TEL CO                     IA
1139  COOPERATIVE TEL CO                    IA            1631  RED RIVER TEL ASN IN               MN
1303  COOPERATIVE TEL EXCH                  IA            1631  RED RIVER TEL ASN IN               ND
3333  COOPER VALLEY TELEPHONE, INC.         AZ            1603  RED RIVER TELECOM, INC.            ND
3333  COOPER VALLEY TELEPHONE, INC.         NM            1603  RED RIVER TELECOM, INC.            SD
1141  CORN BELT TEL CO                      IA            1720  REDFIELD TEL CO INC                AR
1758  COUNCIL GROVE TEL CO                  KS            1472  REDWOOD COUNTY TEL                 MN
2410  COWICHE TEL CO                        WA            1632  RESERVATION TEL COOP               MT
1534  COZAD TELEPHONE CO                    NE            1632  RESERVATION TEL COOP               ND
 756  CRAIGVILLE TEL CO                     IN             438  RESERVE TEL CO                     LA
 870  CRANDON TEL CO                        WI            1075  REYNOLDS TEL CO                    IL
1759  CRAW-KAN TEL COOP                     KS             941  RIB LAKE TEL CO                    WI

                               MCI CONFIDENTIAL

-------------------------------------------------------------------------------------------------------------
                                                 NECA
-------------------------------------------------------------------------------------------------------------
CODE          NAME                         STATE          CODE           NAME                     STATE
----          ----                         -----          ----           ----                     -----
1759  CRAW-KAN TEL COOP                     MO            1721  RICE BELT TEL CO                   AR
1818  CRAW  -  KAN      TELEPHONE           KS             942  RICHL-GRANT TEL COOP               WI
      COOPERATIVE, INC.
1818  CRAW  -  KAN      TELEPHONE           MO              37  RICHMOND TEL CO                    MA
      COOPERATIVE, INC.
1818  CRAW  -  KAN      TELEPHONE           OK            2201  RICO TEL CO                        CO
      COOPERATIVE, INC.
 561  CROCKETT TEL CO INC                   TN             654  RIDGEVILLE TEL CO                  OH
1985  CROSS TEL CO                          OK             541  RIDGEWAY TEL CO                    SC
1499  CROSSLAKE TEL CO                      MN             382  RINGGOLD TEL CO                    GA
 993  CROSSVILLE TEL CO                     IL             439  RINGGOLD TEL CO                    LA
  85  CROWN PT TEL CORP Y                   NY            1280  RINGSTED TEL CO                    IA
1672  CTC COMMUNICATIONS, INC.              ND            2356  RIO VIRGIN TEL CO                  AZ
1672  CTC COMMUNICATIONS, INC.              SD            2356  RIO VIRGIN TEL CO                  NV
1653  CTY OF FAITH MUN TEL                  SD            2134  RIVIERA TEL CO INC                 TX
 157  CTZN UTILIT CO PA                     PA             249  ROANOKE & BOTETOURT                VA
 156  CTZNS TEL OF KECKSBG                  PA             317  ROANOKE TEL CO INC                 AL
 872  CUBA CTY TEL EX CO I                  WI            1674  ROBERTS CNTY TEL COP               ND
1146  CUMBERLAND TEL CO                     IA            1674  ROBERTS CNTY TEL COP               SD
2065  CUMBY TEL COOP INC                    TX            1586  ROCK COUNTY TEL CO                 NE
1761  CUNNINGHAM TEL CO                     KS            1942  ROCK PORT TEL CO                   MO
1536  CURTIS TELEPHONE CO                   NE             943  ROCK RIVER TEL CO                  WI
2218  CUSTER TEL COOP INC                   ID            1282  ROCKWELL COOP TEL                  IA
1683  DAKOTA CENTRAL TELECOM I, INC.        ND            2202  ROGGEN TEL COOP CO                 CO
1652  DAKOTA COOP TEL CO                    SD            2272  ROOSEVELT CO RURAL                 NM
1537  DALTON TELEPHONE CO                   NE            1474  ROTHSAY TEL CO                     MN
1377  DANUBE TEL CO                         MN            1283  ROYAL TELEPHONE CO                 IA
1147  DANVILLE MUT TEL CO                   IA            3410  RT COMMUNICATIONS                  MT
 358  DARIEN TEL CO INC                     GA            3410  RT COMMUNICATIONS                  NE
 759  DAVIESS-MARTIN RURAL                  IN            3410  RT COMMUNICATIONS                  SD
1699  DECATUR TEL CO                        AR            3410  RT COMMUNICATIONS                  WY
 451  DECATUR TEL CO                        MS            2375  RTI-HALSEY TEL CO                  OR
1148  DEEP RIVER MUT TEL                    IA            1475  RUNESTONE TEL ASSN                 MN
 691  DEERFIELD FARMERS                     MI            2233  RURAL TEL CO                       ID
1149  DEFIANCE TEL CO                       IA            2233  RURAL TEL CO                       NV
1380  DELAVAN TEL CO                        MN            1826  RURAL TEL SERV CO                  KS
 428  DELCAMBRE TEL CO                      LA            1826  RURAL TEL SERV CO                  NE
  88  DELHI TEL CO                          NY            1284  RUTHVEN TEL EXCH CO                IA
2066  DELL TELEPHONE CO-OP                  NM            2203  RYE TEL CO INC                     CO
2066  DELL TELEPHONE CO-OP                  TX            1829  S & A TEL CO INC                   KS
2184  DELTA CO TELE-COMM                    CO            1827  S & T TEL COOP ASSN                CO
 452  DELTA TEL CO                          LA            1827  S & T TEL COOP ASSN                KS
 452  DELTA TEL CO                          MS            2286  S CEN UTAH TEL ASSN                AZ
 165  DENVER & EPHRATA TEL                  PA            2286  S CEN UTAH TEL ASSN                UT
  89  DEPOSIT TEL CO INC                    NY            2143  S PLAINS TEL CO-OP                 TX
  89  DEPOSIT TEL CO INC                    PA            1298  S SLOPE COOP TEL INC               IA
1681  DICKEY RURAL COMMUNICATIONS, INC.     ND            1742  S&T COMM OF DIGHTON                KS
1681  DICKEY RURAL COMMUNICATIONS, INC.     SD             816  S&W TEL CO INC                     IN
1611  DICKEY RURL TEL COOP                  ND            1285  SAC COUNTY MUT TEL                 IA
1611  DICKEY RURL TEL COOP                  SD              22  SACO RIV TEL&TEL CO                ME
 875  DICKEYVILLE TEL CORP                  WI            1476  SACRED HEART TEL CO                MN
1540  DILLER TELEPHONE CO                   KS             417  SALEM TEL CO                       KY
1540  DILLER TELEPHONE CO                   NE            2022  SALINA SPAVINAW TEL                OK
1150  DIXON TEL COMPANY                     IA             498  SALUDA TEL CO                      NC
  42  DIXVILLE TEL CO                       NH            2140  SAN MARCOS TEL CO                  TX
1988  DOBSON TEL CO                         OK            1676  SANBORN TEL COOP                   SD
1988  DOBSON TEL CO                         TX             166  SANCOM, INC.                       SD
 692  DRENTHE TEL CO                        MI             725  SAND CREEK TEL CO                  MI
2291  DUBOIS TEL EXCH INC                   CO             546  SANDHILL TEL CO                    SC
2291  DUBOIS TEL EXCH INC                   WY            2141  SANTA ROSA TEL COOP                OK
2313  DUCOR TEL CO                          CA            2141  SANTA ROSA TEL COOP                TX
1152  DUMONT TELEPHONE CO                   IA             945  SCANDINAVIA TEL CO                 WI
  43  DUNBARTON TEL CO                      NH            1291  SCHALLER TEL CO                    IA
1153  DUNKERTON TEL COOP                    IA            2397  SCIO MUTUAL TEL CO                 OR

                               MCI CONFIDENTIAL

 ------------------------------------------------------------------------------
                                     NECA
 ------------------------------------------------------------------------------



CODE          NAME                         STATE          CODE           NAME                     STATE
----          ----                         -----          ----           ----                     -----
1381  DUNNELL TELE CO                       MN             248  SCOTT CO TEL COOP                  TN
 401  DUO COUNTY TEL COOP                   KY             248  SCOTT CO TEL COOP                  VA
1722  E RITTER TEL CO                       AR            3031  SCOTT COUNTY TELEPHONE CO.         AR
2369  EAGLE TEL CO                          OR            1479  SCOTT RICE TEL CO                  MN
1383  EAGLE VALLEY TEL CO                   MN            1294  SCRANTON TEL CO                    IA
1385  EAST OTTER TAIL TEL                   MN             819  SE IND RURAL TEL                   IN
1542  EASTERN NE TEL CO                     NE            3301  SE MISSISSIPPI TELCO               MS
2186  EASTERN SLOPE RURAL                   CO            1945  SENECA TEL CO                      MO
2068  EASTEX TEL COOP INC                   TX            1945  SENECA TEL CO                      OK
1384  EASTON TEL CO                         MN             500  SERVICE TEL CO                     NC
1386  ECKLES TEL CO                         MN            1293  SHARON TEL CO                      IA
  92  EDWARDS TEL CO INC                    NY             946  SHARON TEL CO-WI                   WI
 430  ELIZABETH TEL CO                      LA            1295  SHELL ROCK TEL CO                  IA
2412  ELLENSBURG TEL CO                     WA             250  SHENANDOAH TEL CO                  VA
 478  ELLERBE TEL CO                        NC            1482  SHERBURNE CT RUR TEL               MN
 360  ELLIJAY TEL CO                        GA             656  SHERWOOD MUTUAL TEL                OH
1874  ELLINGTON TEL CO                      MO             726  SHIAWASSEE TEL CO                  MI
1157  ELLSWORTH COOP TEL A                  IA            2023  SHIDLER TEL CO                     OK
1544  ELSIE MUTUAL TEL CO                   NE              64  SHOREHAM TEL CO                    VT
2278  EMERY CO FARM UNION                   UT            3313  SIDNEY TELEPHONE CO.               ME
1387  EMILY COOP TEL CO                     MN            2295  SILVER STAR TEL CO                 ID
  93  EMPIRE TEL CORP                       NY            2295  SILVER STAR TEL CO                 WY
1545  EUSTIS TEL EXCH INC                   NE            1677  SIOUX VALLEY TEL CO                MN
2315  EVANS TEL CO.                         CA            1677  SIOUX VALLEY TEL CO                SD
1876  FARBER TEL CO                         MO             949  SIREN TEL CO INC                   WI
1160  FARMERS & BUSINESS                    IA            2339  SISKIYOU TEL CO                    CA
1162  FARMERS COOP TEL CO                   IA             501  SKYLINE TEL MEMB CO                NC
 879  FARMERS IND TEL CO                    WI             501  SKYLINE TEL MEMB CO                TN
1168  FARMERS MUT COOP TEL                  IA            2283  SKYLINE TELECOM                    UT
 694  FARMERS MUT TEL CHAP                  MI             466  SLEDGE TEL CO                      MS
1169  FARMERS MUTUAL COOPERATIVE            IA            1483  SLEEPY EYE TEL CO                  MN
      TELEPHONE CO.
1173  FARMERS MUTUAL TEL                    IA             818  SMITHVILLE TEL CO                  IN
1174  FARMERS MUTUAL TEL                    IA             467  SMITHVILLE TEL CO                  MS
2221  FARMERS MUTUAL TEL                    ID            1702  SO AR TEL CO INC                   AR
1389  FARMERS MUTUAL TEL                    MN             418  SO CEN RURAL TEL CO                KY
 612  FARMERS MUTUAL TEL                    OH            1831  SO CENTRAL TEL ASSN                KS
1389  FARMERS MUTUAL TEL                    SD            1831  SO CENTRAL TEL ASSN                OK
1171  FARMERS MUTUAL TELCO                  IA            1724  SO WEST AR TEL COOP                AR
1172  FARMERS MUTUAL TELEPHONE CO. -        IA            1724  SO WEST AR TEL COOP                TX
      NORA SPRINGS
1176  FARMERS TEL CO                        IA            1590  SODTOWN TELEPHONE CO               NE
1177  FARMERS TEL CO                        IA              24  SOMERSET TEL CO                    ME
 880  FARMERS TEL CO                        WI             951  SOMERSET TEL CO INC                WI
 290  FARMERS TEL COOP INC                  AL            2254  SOUTH MONTANA TEL CO               MT
1175  FARMERS TELEPHONE CO                  IA            1301  SOUTHWEST TEL EXCH                 IA
1166  FARMRS & MERCH MUT                    IA            2135  SOUTHWEST TX TEL CO                TX
1390  FEDERATED TEL COOP                    MN            2174  SOUTHWESTERN TEL CO                AZ
1391  FELTON TEL EXCH INC                   MN            1655  SPLITROCK PROPERTIES, INC.         SD
1179  FENTON COOP TEL CO                    IA            1657  SPLITROCK TEL COOP                 MN
2220  FILER MUTUAL TEL CO                   ID            1657  SPLITROCK TEL COOP                 SD
2220  FILER MUTUAL TEL CO                   NV            1485  SPRING GROVE COOP                  IA
  95  FISHERS ISLAND TEL COR                NY            1485  SPRING GROVE COOP                  MN
2071  FIVE AREA TEL CO-OP                   TX             953  SPRING VALLEY TEL CO               WI
 406  FOOTHILLS PUPAL TEL                   KY             728  SPRINGPORT TEL CO                  MI
2318  FORESTHILL TEL CO IN                  CA            1302  SPRINGVILLE COOP TEL               IA
2072  FORT BEND TEL CO                      TX             257  SPRUCE KB SENECA RK                WV
 614  FORT JENNINGS TEL CO                  OH            3303  SRT COMMUNICATIONS, INC.           ND
 521  FORT MILL TEL CO                      SC            2442  ST JOHN TEL CO                     WA
2200  FORT MOJAVE TELECOM, INC.             AZ            2396  ST PAUL COOP TEL CO                OR
2200  FORT MOJAVE TELECOM, INC.             CA             544  ST STEPHEN TEL CO                  SC
2200  FORT MOJAVE TELECOM, INC              NV             386  STANDARD TEL CO                    GA
1687  FORT RANDALL TELEPHONE COMPANY        SD              25  STANDISH TEL CO                    ME
 454  FRANKLIN TEL CO                       MS            1592  STANTON TEL CO INC                 NE

                               MCI CONFIDENTIAL

--------------------------------------------------------------------------------
                                     NECA
--------------------------------------------------------------------------------

   CODE                 NAME                              STATE
   ----                 ----                              -----
     53    FRANKLIN TEL CO                                  VT
   2222    FREMONT TELECOM INC.                             ID
    455    FULTON TEL CO                                    MS
   2076    GANADO TEL CO INC                                TX
   1395    GARDEN VALLEY TEL CO                             MN
   1396    GARDONVILLE COOP TEL                             MN
    771    GEETINGSVILLE TEL CO                             IN
   1016    GENESEO TEL CO                                   IL
    456    GEORGETOWN TEL CO                                MS
    364    GEORGIA TEL CORP                                 GA
    618    GERMANTOWN INDEP TEL                             OH
     97    GERMANTW TEL CO INC                              NY
   2373    GERVAIS TEL CO                                   OR
   2179    GILA RIVER TELCOMM                               AZ
   1614    GILBY TELEPHONE CO                               ND
    619    GLANDORF TEL CO INC                              OH
   1017    GLASFORD TEL CO                                  IL
    365    GLENWOOD TEL CO INC                              GA
   1553    GLENWOOD TEL MEMSHP                              NE
   1777    GOLDEN BELT TEL ASSN                             KS
   1659    GOLDEN WEST                                      NE
   1659    GOLDEN WEST                                      SD
   1659    GOLDEN WEST                                      WY
   1188    GOLDFIELD TELEPHONE CO.                          IA
   1886    GOODMAN TEL CO                                   MO
   1778    GORHAM TEL CO INC                                KS
    296    GOSEN TEL CO INC                                 AL
    295    GRACEBA TOTAL COMM                               AL
   1399    GRANADA TEL CO                                   MN
     36    GRANBY TEL & TEL                                 MA
   1887    GRANBY TELEPHONE CO                              MO
   1191    GRAND MOUND COOP TEL                             IA
   1888    GRAND RIVER MUTUAL                               IA
   1888    GRAND RIVER MUTUAL                               MO
   1994    GRAND TEL CO INC                                 OK
   1021    GRANDVIEW MUT TEL CO                             IL
     39    GRANITE STATE TEL CO                             NH
    930    GRANTLAND-WI                                     WI
   1890    GREEN HILLS TEL CORP                             MO
   1615    GRIGGS COUNTY TEL CO                             ND
   1195    GRISWOLD COOP TEL CO                             IA
    297    GROVE HILL TEL CORP                              AL
   2083    GUADALUPE VALLEY TEL                             TX
    298    GULF TELEPHONE CO                                AL
   2279    GUNNISON TEL CO                                  UT
   1781    H & B COMM INC                                   KS
    889    HAGER CITY TEL CO                                WI
   1401    HALSTAD TEL CO                                   MN
   1401    HALSTAD TEL CO                                   ND
   1024    HAMILTN CNTY TEL COP                             IL
   1555    HAMILTON TEL COMPANY                             NE
     10    HAMPDEN TEL CO                                   ME
    775    HANCOCK RURAL TEL                                IN
   1403    HANCOCK TEL CO                                   MN
     99    HANCOCK TEL CO                                   NY
     99    HANCOCK TEL CO                                   PA
   1116    HANSON COMMUNICATIONS, INC.                      SD
   1661    HANSON COUNTY TEL CO                             SD
   2321    HAPPY VALLEY TEL CO                              CA
    259    HARDY TEL CO                                     WV
   1404    HARMONY TEL CO                                   IA
   1404    HARMONY TEL CO                                   MN
    441    STAR TELEPHONE CO                                LA
   1487    STARBUCK TEL CO                                  MN
    955    STATE LONG DIS TELCO                             WI
    125    STATE TEL CO                                     NY
   1117    STATELINE TELECOMMUNICATIONS, INC.               ND
   1117    STATELINE TELECOMMUNICATIONS, INC.               SD
   1949    STEELVILLE TEL EXCH                              MO
   1092    STELLE TEL CO                                    IL
    954    STOCKB & SHER TEL CO                             WI
   1679    STOCKHOLM-STRANDBURG                             SD
   2206    STONEHAM COOP TEL CO                             CO
   1951    STOUTLAND TEL CO                                 MO
   2207    STRASBURG TEL CO                                 CO
   1305    STRATFORD MUTUAL TEL                             IA
    206    SUGAR VALLEY TEL CO                              PA
   1680    SULLY BUTTES TEL                                 SD
   1306    SULLY TEL ASSOC                                  IA
   1835    SUNFLOWER TEL CO INC                             CO
   1835    SUNFLOWER TEL CO INC                             KS
    825    SUNMAN TEL CO INC                                IN
   1307    SUPERIOR TEL COOP                                IA
    503    SURRY TEL MEMB CORP                              NC
    826    SWAYZEE TEL CO INC                               IN
    827    SWEETSER RURAL TEL                               IN
   1304    SWISHER TELEPHONE CO                             IA
    658    SYCAMORE TEL CO                                  OH
   2151    TAYLOR TEL CO-OP INC                             TX
    659    TEL SERVICE CO                                   OH
    578    TELLICO TEL CO                                   TN
   1308    TEMPLETON TEL CO                                 IA
   2446    TENINO TEL CO                                    WA
    575    TENNESSEE TEL CO                                 TN
    958    TENNEY TEL CO                                    WI
   2029    TERRAL TELE CO                                   OK
   1309    TERRIL TELEPHONE CO                              IA
    419    THACKER-GRIGSBY TEL                              KY
    145    THE BENTLEYVILLE TEL                             PA
   1408    THE HOME TEL CO                                  MN
    191    THE NORTHEAST PA TEL                             PA
   1525    THREE RIVER TELCO                                NE
   1525    THREE RIVER TELCO                                SD
   2255    THREE RIVERS TEL                                 MT
   3311    TIDEWATER TELECOM, INC.                          ME
    829    TIPTON TEL CO INC                                IN
   1310    TITONKA TELEPHONE CO                             IA
   2447    TOLEDO TEL CO INC                                WA
   1086    TONICA TEL CO                                    IL
     68    TOPSHAM TEL CO                                   VT
   2030    TOTAH TEL CO INC                                 KS
   2030    TOTAH TEL CO INC                                 OK
    129    TOWNSHIP TEL CO INC                              NY
   2378    TRANS-CASCADES TELCO                             OR
    389    TRENTON TEL CO                                   GA
   1682    TRI-CNTY MUTUAL TEL                              SD
    830    TRI-COUNTY TEL CO                                IN
   1839    TRI-COUNTY TEL CO                                KS
    960    TRI-COUNTY TEL COOP                              WI
   1726    TRI-CTY TEL CO INC                               AR
    505    TRI COUNTY TEL MEMB                              NC
   2257    TRIANGLE TEL COOP                                MT
   2234    TROY TEL CO INC                                  ID
    131    TRUMANSBURG HOME TEL                             NY

                               MCI CONFIDENTIAL

--------------------------------------------------------------------------------
                                     NECA
--------------------------------------------------------------------------------

 CODE                 NAME                      STATE      CODE                 NAME                     STATE
 ----                 ----                      -----      ----                 ----                     -----
  408   HAROLD TEL CO INC                        KY        2265   TULAROSA BASIN TELEPHONE CO., INC.      NM
  368   HART COUNTY TEL CO                       GA        2342   TUOLUMNE TEL CO                         CA
 1556   HARTINGTON TEL CO                        NE        1678   TURTLE MOUNTAIN COMMUNICATIONS          ND
 1557   HARTMAN TEL EXCH INC                     KS         579   TWIN LAKES TEL CO                       TN
 1557   HARTMAN TEL EXCH INC                     NE        1491   TWIN VALLEY-ULEN TEL                    MN
 2417   HAT ISLAND TEL CO                        WA        1840   TWIN VALLEY TEL INC                     KS
 1780   HAVILAND TEL CO INC                      KS        2153   TX-MIDLAND TEL CO                       TX
 1199   HAWKEYE TEL CO                           IA        2287   UINTAH BASIN TEL                        UT
  369   HAWKINSVILLE TEL CO                      GA          27   UNION RIVER TEL CO                      ME
  299   HAYNEVILLE TEL CO                        AL         322   UNION SPRINGS TEL CO                    AL
  891   HEADWATERS TEL CO                        WI          49   UNION TEL CO                            NH
 1297   HEART OF IA TEL COOP                     IA         962   UNION TEL CO                            WI
  524   HEATH SPRINGS TEL CO                     SC        1727   UNION TEL CO INC                        AR
 2376   HELIX TEL CO                             OR        1727   UNION TEL CO INC                        LA
 1558   HEMINGFORD COOP TEL                      NE        1684   UNION TELEPHONE CO                      SD
 1559   HENDERSON TEL CO                         NE        1316   UNITED FARMERS TELCO                    IA
 1029   HENRY COUNTY TEL CO                      IL          29   UNITY TEL CO                            ME
 1561   HERSHEY COOP TEL CO                      NE         956   UNIV TEL CO NORTH WI                    WI
  713   HIAWATHA TEL CO                          MI        2208   UNIVERSAL TEL OF CO                     CO
  171   HICKORY TEL                              PA        2175   UNIVERSAL TEL OF SW                     AZ
  565   HIGHLAND TEL CO                          KY        2274   UNIVERSAL TEL OF SW                     NM
  565   HIGHLAND TEL CO                          TN         732   UPPER PENINSULA TEL                     MI
  237   HIGHLAND TEL COOP                        VA        1494   UPSALA COOP TEL ASSN                    MN
 2086   HILL COUNTRY TEL CO                      TX         964   URBAN TEL CORP                          WI
 1405   HILLS TEL CO INC - IA                    IA        2288   UTAH-WYOM TELECOM - UT                  UT
 1405   HILLS TEL CO INC - IA                    MN        2290   UTAH-WYOM TELECOM - WY                  WY
  892   HILLSBORO TEL CO INC                     WI         253   VA HOT SPRINGS TEL                      VA
 1995   HINTON TEL CO                            OK        1665   VALLEY CABLE & SATELLITE                SD
                                                                  COMMUNICATIONS, INC.
 1929   HOLWAY TEL CO                            MO        1495   VALLEY TEL CO                           MN
 1782   HOME TEL CO INC                          KS        1495   VALLEY TEL CO                           SD
 1562   HOME TEL CO OF NE                        NE        2159   VALLEY TEL CO-OP INC                    TX
  777   HOME TEL PITTSBORO                       IN        1685   VALLEY TEL COOP ASSN                    SD
 2419   HOOD CANAL TEL CO                        WA        2176   VALLEY TEL COOP INC                     AZ
  300   HOPPER TEL CO                            AL        2176   VALLEY TEL COOP INC                     NM
 2322   HORNITOS TEL CO                          CA        3307   VALLEY TELECOMMUNICATIONS, INC.         MT
 1202   HOSPERS TEL EXCH INC                     IA        2032   VALLIANT TEL CO                         OK
 2241   HOT SPRINGS TEL CO                       MT        1319   VAN BUREN TEL CO INC                    IA
 1203   HUBBARD COOP TEL A                       IA        1319   VAN BUREN TEL CO INC                    MO
 3304   HUMBOLDT TELEPHONE COMPANY               NV        1320   VAN HORNE COOP TEL                      IA
 3304   HUMBOLDT TELEPHONE COMPANY               OR         662   VANLUE TEL CO                           OH
  566   HUMPHERYS COUNTY TEL                     TN         663   VAUGHNSVILLE TEL CO                     OH
 1409   HUTCHINSON TEL CO                        MN        1322   VENTURA TEL CO INC                      IA
 1205   HUXLEY COOP TEL CO                       IA         164   VENTURE COMMUNICATIONS, INC.            ND
 1206   IAMO TEL CO - IA                         IA         164   VENTURE COMMUNICATIONS, INC.            SD
 1206   IAMO TEL CO - IA                         MO         210   VENUS TEL CORP                          PA
  936   INDIANHEAD TEL CO                        WI        3332   VERMONT TELEPHONE CO., INC.             VT
  331   INDIANTN TEL SYS INC                     FL         133   VERNON TEL CO INC                       NY
 2093   INDUSTRY TEL CO                          TX         966   VERNON TEL COOP                         WI
 2423   INLAND TEL CO                            ID        1324   VILLISCA FARMERS TEL                    IA
 2423   INLAND TEL CO                            WA        1087   VIOLA HOME TEL CO                       IL
 1616   INTER-COMMUNITY TEL                      ND        1686   VIVIAN TELEPHONE CO                     SD
 2242   INTERBEL TEL COOP                        MT        2343   VOLCANO TEL CO                          CA
 1209   INTERSTATE 35 TEL CO                     IA         550   W CAROLINA RURAL TEL                    SC
 1654   INTERSTATE TEL - MN                      MN          34   W PENOBSCOT TEL&TEL                     ME
 1654   INTERSTATE TEL - MN                      SD        1689   W RIVER COOPERATIVE                     MT
  371   INTERSTATE TEL CO                        AL        1689   W RIVER COOPERATIVE                     SD
  371   INTERSTATE TEL CO                        GA        2166   W TEXAS RURAL TEL                       TX
  159   INTRASTATE TELEPHONE COMPANY, INC.       SD        2451   W WAHKIAKUM CNTY TEL                    WA
    7   ISLAND TEL CO                            ME        1088   WABASH TEL COOP INC                     IL
  677   ISLAND TEL CO                            MI          69   WAITSFLD-FAYS TEL CO                    VT
 1664   JAMES VALLEY TEL CO                      SD         734   WALDRON TEL CO                          MI
 1785   JBN TEL CO INC                           KS        1326   WALNUT TELEPHONE CO                     IA

                               MCI CONFIDENTIAL

--------------------------------------------------------------------------------
                                     NECA
--------------------------------------------------------------------------------

CODE                                 NAME                                  STATE
----                                 ----                                  -----
1785          JBN TEL CO INC                                                NE
1212          JEFFERSON TEL CO                                              IA
1410          JOHNSON TEL CO                                                MN
1213          JORDAN SOLDIER VAL                                            IA
1565          K & M TEL CO INC                                              NE
1413          K M P TEL CO                                                  MN
1667          KADOKA TELEPHONE CO                                           SD
2426          KALAMA TEL CO                                                 WA
 703          KALEVA TEL CO                                                 MI
 625          KALIDA TEL CO INC                                             OH
1214          KALONA COOP TEL CO                                            IA
1788          KANOKLA TEL ASSN                                              KS
1788          KANOKLA TEL ASSN                                              OK
 432          KAPLAN TEL CO                                                 LA
1412          KASSON & MANTORVILLE                                          MN
  45          KEARSARGE TEL CO                                              NH
1668          KENNEBEC TEL COMPANY                                          SD
2097          KERRVILLE TEL CO                                              TX

1567          KEYSTONE-ARTHUR TEL                                           NE
1217          KEYSTONE FARMERS TEL                                          IA
1901          KINGDOM TELEPHONE CO                                          MO
7392          KINGSGATE TEL INC                                             TX
1041          KINSMAN MUT TEL CO                                            IL
1900          KLM TELEPHONE CO                                              MO
1222          LA MOTTE TEL CO INC                                           IA
1220          LA PORTE CITY TEL CO                                          IA
 899          LA VALLE TEL COOP                                             WI
 177          LACKAWAXEN TEL CO                                             PA
1791          LAHARPE TEL CO INC                                            KS
2263          LAJICARITA RURAL TEL                                          NM
2101          LAKE DALLAS TEL CO                                            TX
1414          LAKEDALE TEL CO                                               MN
 896          LAKEFIELD TEL CO                                              WI
1011          LAKESIDE TEL CO                                               IL
 531          LANCASTER TEL CO                                              SC
1932          LATHROP TELEPHONE CO                                          MO
 179          LAUREL HIGHLD TEL                                             PA
1223          LAUREL TEL CO INC                                             IA
1704          LAVACA TEL CO                                                 AR
1704          LAVACA TEL CO                                                 OK
2103          LAWARD TEL EXCH INC                                           TX
1908          LE-RU TELEPHONE CO                                            MO
2264          LEACO RURAL TEL COOP                                          NM
1225          LEHIGH VLY COP TEL A                                          IA
 900          LEMONWEIR VLY TEL CO                                          WI
 708          LENNON TEL CO                                                 MI
1046          LEONORE MUT TEL CO                                            IL
 411          LESLIE COUNTY TEL CO                                          KY
2427          LEWIS RIVER TEL CO                                            WA
 412          LEWISPORT TEL CO INC                                          KY
 783          LIGONIER TEL CO INC                                           IN
2351          LINCOLN CNTY TEL SYS                                          NV
   3          LINCOLNVILLE TEL CO                                           ME
2105          LIPAN TEL CO                                                  TX
1419          LISMORE COOP TEL CO                                           MN
 613          LITTLE MIAMI-OH                                               OH
2107          LIVINGSTON TEL CO                                             TX
 532          LOCKHART POWER CO                                             SC
 413          LOGAN CNTY RURAL TEL                                          KY
1228          LONE ROCK COOP TELCO                                          IA
1422          LONSDALE TEL CO INC                                           MN
1845          WAMEGO TEL CO INC                                             KS
 276          WAR TEL CO                                                    WV
  31          WARREN TEL CO                                                 ME
 834          WASH COUNTY RURAL                                             IN
 968          WAUNAKEE TEL CO                                               WI
1597          WAUNETA TELEPHONE CO                                          NE
 392          WAVERLEY HALL TEL CO                                          GA
 970          WAYSIDE TEL CO                                                WI
1328          WEBS-CALH COOP TEL A                                          IA
1329          WELLMAN COOP TEL ASS                                          IA
2168          WES-TEX TEL CO-OP                                             TX
1501          WEST CENTRAL TEL                                              MN
1331          WEST IOWA TEL CO                                              IA
 421          WEST KY RL TEL CORP                                           KY
 421          WEST KY RL TEL CORP                                           TN
1332          WEST LIBERTY TEL CO                                           IA
2268          WEST NM TEL CO INC                                            NM
 480          WEST PLAINS TELECOMMUNICATIONS, INC.                          TX
 837          WEST POINT TEL CO                                             IN
1602          WEST RIVER COMMUNICATIONS, INC.                               ND
 277          WEST SIDE TEL CO                                              PA
 277          WEST SIDE TEL CO                                              WV
 583          WEST TENNESSEE TEL                                            TN
 971          WEST WI TEL COOP INC                                          WI
1334          WESTERN IA TEL ASSN                                           IA
1502          WESTERN TEL CO                                                MN
1688          WESTERN TEL COMPANY                                           CA
1688          WESTERN TEL COMPANY                                           SD
 735          WESTPHALIA TEL CO                                             MI
1335          WESTSIDE INDP TEL CO                                          IA
1847          WHEAT STATE TEL CO                                            KS
2452          WHIDBEY TEL CO                                                WA
2209          WIGGINS TEL ASSN                                              CO
1505          WIKSTROM TEL CO INC                                           MN
 394          WILKES TEL & ELEC CO                                          GA
 510          WILKES TEL MEMB CORP                                          NC
 395          WILKINSON CO TEL CO                                           GA
2210          WILLARD TEL CO                                                CO
 551          WILLISTON TELE CO                                             SC
1849          WILSON TEL CO INC                                             KS
  50          WILTON TEL CO                                                 NH
1336          WILTON TELEPHONE CO                                           IA
 737          WINN TEL CO                                                   MI
1337          WINNEBAGO COOP TEL IA                                         IA
1337          WINNEBAGO COOP TEL IA                                         MN
1507          WINSTED TEL CO                                                MN
1508          WINTHROP TEL CO                                               MN
 973          WITTENBERG TEL CO                                             WI
 738          WOLVERINE TEL CO                                              MI
1512          WOLVERTON TEL CO                                              MN
1509          WOLVERTON TEL CO                                              ND
2454          WOODBURY TEL CO                                               CT
1510          WOODSTOCK TEL CO                                              MN
1342          WOOLSTOCK MUT TEL                                             IA
2034          WYANDOTTE TEL CO                                              OK
1343          WYOMING MUT TEL CO                                            IA
2170          XIT RURAL TEL CO-OP                                           TX
 511          YADKIN VY TEL MEMB                                            NC
1733          YELCOT TEL CO                                                 AR
1734          YELL COUNTY TEL CO                                            AR
 839          YEOMAN TEL CO INC                                             IN
1638          YORK TELEPHONE CO                                             ND
 584          YORKVILLE TEL COOP                                            TN

                               MCI CONFIDENTIAL

-------------------------------------------------------------------------------------------------------------
                                                 NECA
-------------------------------------------------------------------------------------------------------------
CODE          NAME                         STATE          CODE           NAME                     STATE
----          ----                         -----          ----           ----                     -----
                                                           215  YUKON-WALTZ TEL CO                 PA
                                                          1852  ZENDA TEL CO INC                   KS
                                                          1515  ZUMBROTA TEL CO                    MN

-------------------------------------------------------------------------------------------------------------
                                                 OTHER
-------------------------------------------------------------------------------------------------------------
CODE          NAME                         STATE          CODE           NAME                      STATE
----          ----                         -----          ----           ----                      -----
6467  360 COMMUNICATIONS - ALABAMA          AL            6510  MERCURY CELLULAR TELEPHONE CO.      IL
6454  360 COMMUNICATIONS - FLORIDA          FL            6510  MERCURY CELLULAR TELEPHONE CO.      LA
6455  360 COMMUNICATIONS - ILLINOIS         IL              47  MERRIMACK CNTY TELCO                NH
6465  360 COMMUNICATIONS - INDIANA          IN            6628  MERRYVILLE INVESTMENTS LTD, INC.    GA
                                                                DBA BEST PAGE
6456  360 COMMUNICATIONS - IOWA             IA            6342  MESSAGE CENTER BEEPERS, INC.        CA
6458  360 COMMUNICATIONS - NEVADA           NV            6342  MESSAGE CENTER BEEPERS, INC.        CT
6459  360 COMMUNICATIONS - NORTH            NC            6342  MESSAGE CENTER BEEPERS, INC.        NJ
      CAROLINA
6460  360 COMMUNICATIONS - OHIO             MI            6704  METRO BEEPER SERVICE, INC.          TN
6460  360 COMMUNICATIONS - OHIO             OH            6521  METROCALL                           CA
6463  360 COMMUNICATIONS -                  PA            6521  METROCALL                           DC
      PENNSYLVANIA
6464  360 COMMUNICATIONS - SOUTH            SC            6521  METROCALL                           FL
      CAROLINA
6468  360 COMMUNICATIONS - TENNESSEE        TN            6521  METROCALL                           MD
6461  360 COMMUNICATIONS - TEXAS            TX            6521  METROCALL                           NV
6462  360 COMMUNICATIONS - VIRGINIA         VA            6521  METROCALL                           PA
6462  360 COMMUNICATIONS - VIRGINIA         WV            6008  METROPLEX CELLULAR TELEPHONE        TX
                                                                CO.
6439  A+ NETWORK - ALABAMA                  AL            7448  METROPOLITAN FIBER SYSTEMS OF       FL
                                                                FLORIDA, INC.
6438  A+ NETWORK - FLORIDA                  FL            7316  MFS INTELENET OF CONNECTICUT, INC.  CT
6441  A+ NETWROK - GEORGIA                  GA            7435  MFS INTELENET OF GEORGIA            GA
6440  A+ NETWORK - MISSISSIPPI              MS            7196  MFS INTELENET OF ILLINOIS           IL
6446  A+ NETWORK - NORTH CAROLINA           NC            7440  MFS INTELENET OF INDIANA            IN
6446  A+ NETWORK - NORTH CAROLINA           SC            7228  MFS INTELENET OF MARYLAND           DC
6445  A+ NETWORK - TENNESSEE                TN            7228  MFS INTELENET OF MARYLAND           MD
6788  AAT RSA COMPANY, L.P.                 AL            7199  MFS INTELENET OF MASSACHUSETTS      MA
7265  ACC ALBANY TELECOM CORP.              NY            7279  MFS INTELENET OF MICHIGAN, INC.     MI
7267  ACC BINGHAMTON TELECOM CORP.          NY            7134  MFS INTELENET OF NEW JERSEY         NJ
7198  ACC BUFFALO TELECOM GROUP             NY            7133  MFS INTELENET OF NEW YORK           NY
7268  ACC ROCHESTER TELECOM CORP.           NY            7443  MFS INTELENET OF OHIO               OH
7197  ACC SYRACUSE TELECOM GROUP            NY            7434  MFS INTELENET OF PENNSYLVANIA       PA
6713  ACTION PAGE, INC.                     CO            7445  MFS INTELENET OF WASHINGTON, DC     DC
 552  ADAMSVILLE TEL CO                     MS            7274  MFS INTELENET OF WASHINGTON, INC.   WA
 552  ADAMSVILLE TEL CO                     TN            7240  MFS INTELENET, INC. - CALIFORNIA    CA
  71  ADDISON HOME TEL CO                   NY            7239  MFS INTELENET, INC. - TEXAS         TX
6549  ADVANCED COMMUNICATIONS, INC.         LA            7238  MFS INTELENET, INC. - VIRGINIA      VA
6549  ADVANCED COMMUNICATIONS, INC.         NV            6629  MICHIANA METRONET, INC.             IL
6662  ADVANCED WIRELESS NETWORK, INC.       LA            6629  MICHIANA METRONET, INC.             IN
6701  AERIAL COMMUNICATIONS                 FL            1375  MID-COMMUNICATIONS INC              MN
6701  AERIAL COMMUNICATIONS                 KS            6746  MID-TEX CELLULAR LTD                TX
6701  AERIAL COMMUNICATIONS                 MN             571  MILLINGTON TEL CO                   TN
6701  AERIAL COMMUNICATIONS                 MO            6610  MINNESOTA SOUTHERN CELLULAR         MN
                                                                TELEPHONE CO
6701  AERIAL COMMUNICATIONS                 OH            6582  MISSISSIPPI CELLULAR TELEPHONE CO.  MS
6701  AERIAL COMMUNICATIONS                 PA            1807  MO-KAN DIAL INC                     KS
6701  AERIAL COMMUNICATIONS                 TX            1807  MO-KAN DIAL INC                     MO
6403  AGR ELECTRONICS                       FL            6602  MOBILE COMM OF TENNESSEE, INC.      TN
7642  AIRADIGM COMMUNICATIONS INC           WI            6530  MOBILE RADIO COMMUNICATIONS DBA     MO
                                                                MOBILFONE
6536  AIRSIGNAL OF CALIFORNIA               CA            6630  MOBILCOMM                           AL

                               MCI CONFIDENTIAL

--------------------------------------------------------------------------------
                                     OTHER
--------------------------------------------------------------------------------


   CODE                   NAME                             STATE
   ----                   ----                             -----
   6006    AIRTOUCH CELLULAR - CA                           CA
   6006    AIRTOUCH CELLULAR - CA                           NV
   6246    AIRTOUCH CELLULAR - WA                           AZ
   6246    AIRTOUCH CELLULAR - WA                           CO
   6246    AIRTOUCH CELLULAR - WA                           IA
   6246    AIRTOUCH CELLULAR - WA                           ID
   6246    AIRTOUCH CELLULAR - WA                           MN
   6246    AIRTOUCH CELLULAR - WA                           ND
   6246    AIRTOUCH CELLULAR - WA                           NE
   6246    AIRTOUCH CELLULAR - WA                           NM
   6246    AIRTOUCH CELLULAR - WA                           OR
   6246    AIRTOUCH CELLULAR - WA                           UT
   6246    AIRTOUCH CELLULAR - WA                           WA
   6246    AIRTOUCH CELLULAR - WA                           WY
   6540    AIRTOUCH CELLULAR OF GEORGIA                     GA
   6250    AIRTOUCH CELLULAR, INC.-IOWA                     IA

   6249    AIRTOUCH CELLULAR, INC.-IDAHO                    ID
   6255    AIRTOUCH CELLULAR, INC.-OREGON                   OR
   6257    AIRTOUCH     CELLULAR,      INC.-                WA
           WASHINGTON
   6330    AIRTOUCH PAGING                                  NC

   6330    AIRTOUCH PAGING                                  NM

   6309    AIRTOUCH PAGING - CALIFORNIA                     CA

   6309    AIRTOUCH PAGING - CALIFORNIA                     NV
   6317    AIRTOUCH PAGING - CO                             CO

   6331    AIRTOUCH PAGING - FLORIDA                        FL
   6331    AIRTOUCH PAGING - FLORIDA                        KY
   6312    AIRTOUCH PAGING - GEORGIA                        GA

   6320    AIRTOUCH PAGING - ILLINOIS                       IL

   6727    AIRTOUCH PAGING - IOWA                           IA

   6313    AIRTOUCH PAGING - KANSAS                         KS

   6314    AIRTOUCH PAGING - KENTUCKY                       KY
   6796    AIRTOUCH PAGING - LA                             LA
   6315    AIRTOUCH PAGING - MICHIGAN                       MI
   6321    AIRTOUCH PAGING - MISSOURI                       MO
   6728    AIRTOUCH PAGING - NEBRASKA                       NE
   6319    AIRTOUCH PAGING - OHIO                           OH
   6311    AIRTOUCH PAGING - TEXAS                          PA
   6311    AIRTOUCH PAGING - TEXAS                          TX
   6322    AIRTOUCH PAGING - UTAH                           UT
   6318    AIRTOUCH PAGING - WASHINGTON                     WA
   6203    ALABAMA CELLULAR SERVICE, INC.                   AL
   6541    ALEXANDRIA CELLULAR LICENSE CORP.                LA
   6541    ALEXANDRIA CELLULAR LICENSE CORP.                MS
    978    ALHAMBRA-GRANTFK TEL                             IL

   6824    ALLSAFE SECURITY SERVICE, INC.                   FL
           DBA ALLSAFE PAGIN
   4332    ALLTEL - GA                                      GA
   4425    ALLTEL - GA                                      GA
    302    ALLTEL ALABAMA                                   AL
    476    ALLTEL CAROLINA INC                              NC
    336    ALLTEL FLORIDA INC                               FL
    357    ALLTEL GA INC                                    GA
    831    ALLTEL INDIANA INC                               IN

   6630    MOBILECOMM                                       CO
   6630    MOBILECOMM                                       FL
   6630    MOBILECOMM                                       GA
   6630    MOBILECOMM                                       KS
   6630    MOBILECOMM                                       LA
   6630    MOBILECOMM                                       MD
   6630    MOBILECOMM                                       MN
   6630    MOBILECOMM                                       MO
   6630    MOBILECOMM                                       MS
   6630    MOBILECOMM                                       NC
   6630    MOBILECOMM                                       NJ
   6630    MOBILECOMM                                       OH
   6630    MOBILECOMM                                       PA
   6630    MOBILECOMM                                       SC
   6630    MOBILECOMM                                       TN
   6577    MOBILECOMM OF FLORIDA, INC.- FLORIDA             FL
   6630    MOBILECOMM                                       TX
   6630    MOBILECOMM                                       WI
   6575    MOBILECOMM OF FLORIDA, INC.                      FL
   6551    MOBILECOMM OF MIDSOUTH, INC. - LOUISIANA         LA
   6715    MOBILECOMM OF THE NORTHEAST, INC.                IL
   6715    MOBILECOMM OF THE NORTHEAST, INC.                MI
   6553    MOBILECOMM OF THE SOUTHEAST                      MS
   6554    MOBILECOMM OF THE SOUTHEAST - GEORGIA            GA
   6358    MOBILEMEDIA COMMUNICATIONS, INC.                 MO
   6358    MOBILEMEDIA COMMUNICATIONS, INC.                 WI
   6359    MOBILEMEDIA COMMUNICATIONS, INC. - CALIFORNIA    CA
   6490    MOBILEMEDIA COMMUNICATIONS, INC. - NEW MEXICO    NM
   6489    MOBILEMEDIA COMMUNICATIONS, INC. - TEXAS         OK
   6489    MOBILEMEDIA COMMUNICATIONS, INC. - TEXAS         TX
   6562    MOBILEMEDIA PAGING                               CA
   6562    MOBILEMEDIA PAGING                               MO
    912    MONDOVI TEL CO                                   WI
    913    MONROE COUNTY TEL CO                             WI
    306    MONROEVILLE TEL CO                               AL
   1058    MONTROSE MUT TEL CO                              IL
   6745    MORAINE RADIO                                    WI
    914    MOSEL & CNTRVL TELCO                             WI
   1060    MOULTRIE INDPT TELCO                             IL
    462    MOUNT BAYOU TEL CO                               MS
    916    MOUNT HOREB TEL CO                               WI
   1711    MOUNTAIN HOME TEL CO                             AR
    270    MOUNTAIN STATE TEL                               WV
   6537    MPF COMMUNICATIONS DBA                           SD
           FERDERER COMMUNICATIONS
   6809    MPF, INC. DBA FUTURE COMM                        MN

   1061    MT PULASKI TEL & ELE                             IL
   6802    MULTI-CHANNEL SYS                                TX
   6720    MULTI COMPUTER SYSTEMS, INC.                     IL
    189    MURDOCKSVILLE IND CO                             PA
   1257    N ENGLISH COOP TEL                               IA
    193    N PITTSBURGH TEL CO                              PA
    236    N RIVER TEL COOP                                 VA

                               MCI CONFIDENTIAL

--------------------------------------------------------------------------------
                                     OTHER
--------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                   STATE
----          ----                         -----          ----           ----                   -----
 402  ALLTEL KENTUCKY INC                   KY            6220  NASHVILLE CLARKSVILLE MSA LIMITED  TN
                                                                PARTNERSHIP
 681  ALLTEL MI INC                         MI            7318  NATIONAL TELECOMMUNICATIONS OF     FL
                                                                FLORIDA, INC.
1885  ALLTEL MISSOURI INC                   AR            6690  NATIONPAGE, INC.                   PA
1885  ALLTEL MISSOURI INC                   MO            6721  NATIONWIDE PAGING, INC.            AZ
6293  ALLTEL MOBILE COMMUNICATIONS, INC     FL            6721  NATIONWIDE PAGING, INC.            CA
6293  ALLTEL MOBILE COMMUNICATIONS, INC     GA            2275  NAVAJO COMM CO INC.                AZ
6303  ALLTEL MOBILE COMMUNICATIONS, INC     GA            2275  NAVAJO COMM CO INC.                NM
      -ALABAMA
6294  ALLTEL MOBILE COMMUNICATIONS, INC     AL            2275  NAVAJO COMM CO INC.                UT
      -ARKANSAS
6294  ALLTEL MOBILE COMMUNICATIONS, INC     MO             335  NE FL TEL CO INC.                  FL
      -ARKANSAS
6299  ALLTEL MOBILE COMMUNICATIONS, INC     FL            1931  NE MISSOURI RURAL                  MO
      -FLORIDA
6298  ALLTEL MOBILE COMMUNICATIONS, INC     GA            1576  NE NEBRASKA TEL CO                 NE
      -GEORGIA
6296  ALLTEL MOBILE COMMUNICATIONS, INC     MS            1527  NEB COMMUNICATIONS INC,            NE
      -MISSISSIPPI
6300  ALL TEL MOBILE COMMUNICATIONS, INC    NC            1527  NEB COMMUNICATIONS INC.            SD
      -NO. CAROLINA
6302  ALLTEL MOBILE COMMUNICATIONS, INC     SC            7567  NEVTEL                             NV
      -SO. CAROLINA
 453  ALLTEL MS INC                         MS            6692  NEW CELL, INC. DBA CELLCOM         IA
 106  ALLTEL NY INC                         NY            6692  NEW CELL, INC. DBA CELLCOM         MI
 109  ALLTEL NY INC JAMESTN                 NY            6692  NEW CELL, INC. DBA CELLCOM         WI
 113  ALLTEL NY INC RED-JK                  NY            6232  NEXTEL COMMUNICATIONS              AL
1965  ALLTEL OF OK INC                      OK            6232  NEXTEL COMMUNICATIONS              CA
 176  ALLTEL PENNA INC                      PA            6232  NEXTEL COMMUNICATIONS              FL
 517  ALLTEL SC INC                         SC            6232  NEXTEL COMMUNICATIONS              GA
 577  ALLTEL TENN INC                       TN            6232  NEXTEL COMMUNICATIONS              MI
1096  AMANA SOCIETY SRVC                    IA            6232  NEXTEL COMMUNICATIONS              MN
7327  AMERICAN COMMUN. SVCS. INC.           AL            6232  NEXTEL COMMUNICATIONS              NC
      OF ALABAMA
7263  AMERICAN COMMUN SVCS. INC. OF         TX            6232  NEXTEL COMMUNICATIONS              OR
      FT WORTH, INC.
7490  AMERICAN COMMUN. SVCS. INC. OF        AL            6232  NEXTEL COMMUNCIATIONS              SC
      COLUMBUS, INC
7490  AMERICAN COMMUN. SVCS. INC. OF        GA            6232  NEXTEL COMMUNICATIONS              WA
      COLUMBUS, INC
7260  AMERICAN COMMUN. SVCS. INC. OF        KY            6232  NEXTEL COMMUNICATIONS              WI
      LOUISVILLE
6511  AMERICAN PAGING, INC.                 FL            7541  NEXTLINK OF UTAH, L.L.C.           UT
6511  AMERICAN PAGING, INC.                 IL            7344  NEXTLINK, INC.                     TN
6511  AMERICAN PAGING, INC.                 MN            7340  NEXTLINK, INC.                     WA
6511  AMERICAN PAGING, INC.                 PA             573  NO. CENTRAL RL TEL                 KY
6511  AMERICAN PAGING, INC.                 UT             573  NO. CENTRAL RL TEL                 TN
6511  AMERICAN PAGING, INC.                 WI            6665  NO. CAROLINA 4 CELLUALR L.P. DBA   NC
                                                                CELLULAR ONE
6434  AMERICAN PERSONAL COMMUNICATIONS-DC   DC            1443  NORMAN COUNTY TEL                  MN
6432  AMERICAN PERSONAL COMMUNICATIONS-MD   MD            1443  NORMAN COUNTY TEL                  ND
6433  AMERICAN COMMUNICATIONS-VIRGINIA      VA             922  NORTH-WEST TEL CO                  WI
6694  AMERICAN RURAL CELLULAR               NC            6710  NORTHERN WISCONSIN PARTNERSHIP     WA
6694  AMERICAN RURAL CELLULAR               SC            1260  NORTHWEST IA TEL CO                IA
6694  AMERICAN RURAL CELLULAR               UT             924  NOVYS TEL CO                       WI
7403  AMERICAN TELCO, INC.                  TX            2354  NV TELP & TELG CO                  NV
6806  AMERICELL COMMS                       WA             436  NW LA TEL CO                       LA
6412  AMERITECH CELLULAR SERVICES           IL            2249  NW TEL SYSTEMS INC.                MT

                               MCI CONFIDENTIAL

-------------------------------------------------------------------------------------------------------------
                                                  OTHER
-------------------------------------------------------------------------------------------------------------
CODE          NAME                         STATE          CODE           NAME                     STATE
----          ----                         -----          ----           ----                     -----
6332  AMERITECH CELLULAR SERVICES           MO            6001  NYNEX MOBILE                       NY
6412  AMERITECH CELLULAR SERVICES           MO            9102  NYNEX/NEW ENGLAND TEL              CT
6332  AMERITECH CELLULAR SERVICES           OH             645  OAKWOOD MUTUAL TEL                 OH
6333  AMERITECH CELLULAR SERVICES -         IL             801  ODEN TEL CO INC                    IN
      ILLINOIS
6333  AMERITECH CELLULAR SERVICES -         IN            1065  ODIN TEL EXCH INC                  IL
      ILLINOIS
6336  AMERITECH CELLULAR SERVICES -         KY            2011  OKLAHOMA ALLTEL INC                OK
      KENTUCKY
6335  AMERITECH CELLULAR SERVICES -         MI            6663  OKLAHOMA CELL. RSA 6 PARTNERSHIP   OK
      MICHIGAN                                                  DBA OK CELLULAR
6337  AMERITECH CELLULAR SERVICES -         OH            6675  OMAHA CELL. LTD PART. DBA FIRST    NE
      OHIO                                                      CELL. - OMAHA
6338  AMERITECH CELLULAR SERVICES -         WI            6623  OMNIPOINT COMMUNICATIONS, INC. -   NJ
      WISCONSIN                                                 NEW JERSEY
6761  ANSWER AMERICA DBA ANSWER USA         IL            6626  OMNIPOINT COMMUNICATIONS, INC. -   PA
                                                                PENNSYLVANIA
6729  ARCH MICHIGAN, INC.                   MI            6817  OMNIPOINT COMMUNICATIONS, INC. DE  DE
6493  ARCH SOUTHEAST COMM. DBA              FL            1066  ONEIDA TEL EXCHANGE                IL
      INTERLINK PAGING - FL
6496  ARCH SOUTHEAST COMM. DBA              GA             574  OOLTEWAH-COLLEG TEL                TN
      INTERLINK PAGING - GA
6497  ARCH SOUTHEAST COMM. DBA              LA            2389  OREGON TEL CORP                    OR
      INTERLINK PAGING - LA
6836  ARCH SOUTHEAST COMMUNICATIONS,        MS            6213  ORLANDO SMSA LIMITED PARTNERSHIP   FL
      INC.
1692  ARKANSAS TEL CO                       AR            1448  OSAKIS TEL CO                      MN
6517  ASAP PAGING - TEXAS                   TX             194  OSWAYO RIVER TEL CO                PA
7421  AT&T LOCAL                            IL            7379  PAC - WEST TELECOMM, INC.          CA
7421  AT&T LOCAL                            NY            7480  PACIFIC BELL (CLEC)                CA
6520  AT&T WIRELESS SERVICES                AR            6672  PACIFIC BELL MOBILE SERVICES       CA
6520  AT&T WIRELESS SERVICES                CA            6672  PACIFIC BELL MOBILE SERVICES       NV
6520  AT&T WIRELESS SERVICES                OR            6712  PACIFIC TELECOM CELLULAR OF        MI
                                                                WISCONSIN, INC.
6520  AT&T WIRELESS SERVICES                TX            6712  PACIFIC TELECOM CELLULAR OF        WI
                                                                WISCONSIN, INC.
6010  AT&T WIRELESS SERVICES, INC.          AR            6606  PAGE EXPRESS, INC.                 GA
6010  AT&T WIRELESS SERVICES, INC.          AZ            6588  PAGE PROMPT USA, INC.              CA
6010  AT&T WIRELESS SERVICES, INC.          CA            6586  PAGECELL, INC. - CALIFORNIA        CA
6010  AT&T WIRELESS SERVICES, INC.          CO            6385  PAGEMART, INC.                     AZ
6010  AT&T WIRELESS SERVICES, INC.          CT            6385  PAGEMART, INC.                     CA
6010  AT&T WIRELESS SERVICES, INC.          DC            6385  PAGEMART, INC.                     CO
6010  AT&T WIRELESS SERVICES, INC.          DE            6385  PAGEMART, INC.                     FL
6010  AT&T WIRELESS SERVICES, INC.          FL            6385  PAGEMART, INC.                     GA
6010  AT&T WIRELESS SERVICES, INC.          GA            6385  PAGEMART, INC.                     IL
6010  AT&T WIRELESS SERVICES, INC.          ID            6385  PAGEMART, INC.                     IN
6010  AT&T WIRELESS SERVICES, INC.          IL            6385  PAGEMART, INC.                     KY
6010  AT&T WIRELESS SERVICES, INC.          KS            6385  PAGEMART, INC.                     MI
6010  AT&T WIRELESS SERVICES, INC.          LA            6385  PAGEMART, INC.                     MO
6010  AT&T WIRELESS SERVICES, INC.          MD            6385  PAGEMART, INC.                     NC
6010  AT&T WIRELESS SERVICES, INC.          MN            6385  PAGEMART, INC.                     NM
6010  AT&T WIRELESS SERVICES, INC.          MO            6385  PAGEMART, INC.                     NV
6010  AT&T WIRELESS SERVICES, INC.          NC            6385  PAGEMART, INC.                     OH
6010  AT&T WIRELESS SERVICES, INC.          NJ            6385  PAGEMART, INC.                     OK
6010  AT&T WIRELESS SERVICES, INC.          NV            6385  PAGEMART, INC.                     OR
6010  AT&T WIRELESS SERVICES, INC.          OH            6385  PAGEMART, INC.                     PA
6010  AT&T WIRELESS SERVICES, INC.          OK            6385  PAGEMART, INC.                     TN
6010  AT&T WIRELESS SERVICES, INC.          OR            6385  PAGEMART, INC.                     TX
6010  AT&T WIRELESS SERVICES, INC.          PA            6385  PAGEMART, INC.                     VA
6010  AT&T WIRELESS SERVICES, INC.          SC            6381  PAGENET                            AL
6010  AT&T WIRELESS SERVICES, INC.          TX            6381  PAGENET                            AZ
6010  AT&T WIRELESS SERVICES, INC.          UT            6381  PAGENET                            CA
6010  AT&T WIRELESS SERVICES, INC.          VA            6381  PAGENET                            CO
6010  AT&T WIRELESS SERVICES, INC.          WA            6381  PAGENET                            CT

                               MCI CONFIDENTIAL

--------------------------------------------------------------------------------
                                     OTHER
--------------------------------------------------------------------------------

 CODE                 NAME                      STATE      CODE                 NAME                     STATE
 ----                 ----                      -----      ----                 ----                     -----
 6010   AT&T WIRELESS SERVICES, INC.             WI        6381   PAGENET                                 DC
 6010   AT&T WIRELESS SERVICES, INC.             WV        6381   PAGENET                                 DE
 6214   ATLANTA - ATHENS MSA LIMITED             GA        6381   PAGENET                                 FL
        PARTNERSHIP
  468   ATLANTIC TEL MEMB CO                     NC        6381   PAGENET                                 GA
  671   AU GRES TEL CO                           MI        6381   PAGENET                                 ID
   72   AUSABLE VLY TEL CO                       NY        6381   PAGENET                                 IL
 6590   AWESOME PAGING, INC.                     TX        6381   PAGENET                                 IN
 1105   AYRSHIRE FMR MUT TEL                     IA        6381   PAGENET                                 KS
 6786   B&M COMMUNICATIONS                       MS        6381   PAGENET                                 KY
 6617   BAKER'S ELECTRONICS & COMMUNICATIONS,    FL        6381   PAGENET                                 LA
        INC.
  675   BARAGA TEL CO                            MI        6381   PAGENET                                 MD
 6382   BATON ROUGE CELLULAR TELEPHONE CO.       LA        6381   PAGENET                                 MI
 6216   BATON ROUGE MSA LIMITED PARTNERSHIP      LA        6381   PAGENET                                 MN
 6340   BAY AREA CELLULAR TELEPHONE              CA        6381   PAGENET                                 MO
  446   BAY SPRINGS TEL CO                       MS        6381   PAGENET                                 NC
 2359   BEAVER CK COOP TEL                       OR        6381   PAGENET                                 NJ
 6731   BECKER BEEPER, INC. - ILLINOIS           IL        6381   PAGENET                                 NM
 6732   BECKER BEEPER, INC. - WISCONSIN          WI        6381   PAGENET                                 NV
 2284   BEEHIVE TELEPHONE CO.                    NV        6381   PAGENET                                 NY
 2284   BEEHIVE TELEPHONE CO.                    UT        6381   PAGENET                                 OH
 6615   BEEPER EXPRESS, INC.                     FL        6381   PAGENET                                 OR
 6524   BEEPER SYSTEMS, INC.                     TX        6381   PAGENET                                 PA
 6789   BEEPERMART, INC.                         IL        6381   PAGENET                                 SC
 6714   BEEP-NET                                 FL        6381   PAGENET                                 OK
 6386   BELL ATLANTIC NYNEX MOBILE               GA        6381   PAGENET                                 TN
 6386   BELL ATLANTIC NYNEX MOBILE               VA        6381   PAGENET                                 TX
 6388   BELL ATLANTIC NYNEX MOBILE -             CT        6381   PAGENET                                 UT
        CONNECTICUT
 6395   BELL ATLANTIC NYNEX MOBILE - MARYLAND    MD        6381   PAGENET                                 WA
 6391   BELL ATLANTIC NYNEX MOBILE -             NJ        6381   PAGENET                                 WI
        NEW JERSEY
 6397   BELL ATLANTIC NYNEX MOBILE -             NC        6425   PAGER ONE OF FLORIDA, INC.              FL
        NORTH CAROLINA
 6392   BELL ATLANTIC NYNEX MOBILE -             PA        6426   PAGER ONE OF FLORIDA, INC. - FLORIDA    FL
        PENNSYLVANIA
 6398   BELL ATLANTIC NYNEX MOBILE -             SC        6353   PALMER CELLULAR PARTNERSHIP - ALABAMA   AL
        SOUTH CAROLINA
 6396   BELL ATLANTIC NYNEX MOBILE - VIRGINIA    VA        6351   PALMER CELLULAR PARTNERSHIP - FLORIDA   FL
 6699   BELLSOUTH PERSONAL COMMUNICATIONS,       IN        6352   PALMER CELLULAR PARTNERSHIP - GEORGIA   GA
        INC.
 6699   BELLSOUTH PERSONAL COMMUNICATIONS,       KY         196   PALMERTON TEL CO                        PA
        INC.
 6699   BELLSOUTH PERSONAL COMMUNICATIONS,       NC        2173   PAPAGO TRIBAL UT AUT                    AZ
        INC.
 6699   BELLSOUTH PERSONAL COMMUNICATIONS,       SC        6578   PARKWAY PAGING, INC.                    TX
        INC.
 6699   BELLSOUTH PERSONAL COMMUNICATIONS,       TN        6605   PASS WORD, INC.                         WA
        INC.
  980   BERGEN TEL CO - IL                       IL        6502   PCS PRIMECO - FLORIDA                   AL
 7466   BIG SKY TELECOM, INC.                    WY        6502   PCS PRIMECO - FLORIDA                   FL
 1643   BISON STATE TEL CO                       SD        6504   PCS PRIMECO - ILLINOIS                  IL
 1969   BIXBY TELEPHONE CO                       OK        6504   PCS PRIMECO - ILLINOIS                  IN
  742   BLOOMINGDALE HM TEL                      IN        6505   PCS PRIMECO - LOUISIANA                 LA
 1816   BLUESTEM TELEPHONE COMPANY               KS        6506   PCS PRIMECO - TEXAS                     TX
 1859   BOURBEUSE TEL CO                         MO        6507   PCS PRIMECO - VIRGINIA                  VA
  149   BREEZEWOOD TEL CO                        PA        6508   PCS PRIMECO - WISCONSIN                 WI
 7128   BROOKS FIBER COMMUNICATIONS              CA        7341   PENNS LIGHT COMMUNICATION               PA
 7376   BROOKS FIBER COMMUNICATIONS              NV         931   PEOPLES TEL CO                          WI

                               MCI CONFIDENTIAL

--------------------------------------------------------------------------------
                                     OTHER
--------------------------------------------------------------------------------

   CODE              NAME                       STATE
   ----              ----                       -----
   7277   BROOKS FIBER COMMUNICATIONS -           AR
          ARKANSAS
   7103   BROOKS FIBER COMMUNICATIONS -           MA
          MASSACHUSETTS
   7103   BROOKS  FIBER COMMUNICATIONS -          RI
          MASSACHUSETTS
   7463   BROOKS FIBER COMMUNICATIONS -           MS
          MISSISSIPPI
   7464   BROOKS  FIBER COMMUNICATIONS -          NM
          NEW MEXICO
   7278   BROOKS FIBER COMMUNICATIONS -           TN
          TENNESSEE
   7230   BROOKS FIBER COMMUNICATIONS OF          CT
          CONNECTICUT
   7157   BROOKS FIBER COMMUNICATIONS OF          MI
          MICHIGAN, INC.
   7158   BROOKS FIBER COMMUNICATIONS OF          OH
          OHIO
   7258   BROOKS FIBER COMMUNICATIONS OF          OK
          OKLAHOMA
   7231   BROOKS FIBER COMMUNICATIONS OF          RI
          RHODE ISLAND
   7465   BROOKS FIBER COMMUNICATIONS OF          AZ
          TUSCON, INC.
   6205   BSFLORIDA CELLULAR SERVICE, INC.        FL
    151   BUFFALO VLLY TEL CO                     PA
   6766   BUSINESS SERVICE CENTER, INC.           WI
   2043   BYERS-PETROLIA TEL                      TX
    682   C C & S TELCO INC                       MI
    682   C C & S TELCO INC                       OH
   7126   CABLEVISION LIGHTPATH, INC.             NY
    431   CADDOAN TEL CO                          AR
    431   CADDOAN TEL CO                          LA
    431   CADDOAN TEL CO                          TX
   6604   CAL - ONE CELLULAR L.P.                 CA
    152   CANTON TELEPHONE CO                     PA
    470   CAROLINA TEL & TEL                      NC
    470   CAROLINA TEL & TEL                      VA
    857   CASCO TEL CO                            WI
    672   CCM-MI                                  MI
   6581   CELLULAR HOLDING, INC.                  MS
   6825   CELLULAR MOBILE SYSTEMS OF ST. CLOUD    MN
          GEN PARTNERS
   6025   CELLULAR ONE - OHIO                     IN
   6025   CELLULAR ONE - OHIO                     KY
   6025   CELLULAR ONE - OHIO                     OH
   6204   CELLULAR ONE OF BAKERSFIELD             CA
   6022   CELLULAR ONE OF CENTRAL ILLINOIS        IL

   6022   CELLULAR ONE OF CENTRAL ILLINOIS        IN
   6698   CELLULAR PAGE                           GA
   6698   CELLULAR PAGE                           TN
   6815   CELLULAR XL, ASSOCIATES, L.P.           MS

   6308   CELPAGE, INC. - GEORGIA                 FL
    841   CENCOM OF WI INC                        WI
    985   CENTEL ILLINOIS                         IL
    747   CENTRAL IND TEL CO I                    IN

    423   CENTRAL LA TEL CO                       LA
   6743   CENTRAL OREGON CELLULAR, INC. DBA       OR
          CELLULAR ONE
    340   CENTRAL TEL FL                          FL
    471   CENTRAL TEL CO OF NC                    NC

   6481   PHOENIX / TUCSON PAGING                 AZ

   7375   PHOENIX FIBERLINK - UTAH                UT

   7612   PHOENIX FIBERLINK OF NEVADA, INC.       NV

    377   PINELAND TEL COOP                       GA

   6611   PLATEAU CELLULAR NETWORK, INC.          NM

    934   PLATTEVILLE TEL CO                      WI

   6750   POCKET COMMUNICATIONS, INC              NV

   6609   POINT TELESYSTEMS, INC.                 OR

   6706   POINT TO POINT COMMMUNICATIONS -        GA
          GA
    809   POSEYVILLE TEL CO                       IN

   1718   PRAIRIE GROVE TEL CO                    AR

   6539   PREFERRED NETWORKS, INC.                AL

   6539   PREFERRED NETWORKS, INC.                CT
   6539   PREFERRED NETWORKS, INC.                FL
   6539   PREFERRED NETWORKS, INC.                GA
   6539   PREFERRED NETWORKS, INC.                IL
   6539   PREFERRED NETWORKS, INC.                NC
   6539   PREFERRED NETWORKS, INC.                NJ
   6539   PREFERRED NETWORKS, INC.                PA
   6539   PREFERRED NETWORKS, INC.                SC
   6539   PREFERRED NETWORKS, INC.                TN
   1344   PRIAIRE TELEPHONE CO                    IA
    937   PRICE COUNTY TEL CO                     WI
   6548   PRIORITY COMMUNICATIONS, INC.           FL
   6518   PROGRESSIVE CONCEPTS, INC.              TX
   6612   PROTECOM ATLANTA, INC.                  GA
   6620   PUBLIC SERVICE CELLULAR, INC.           GA
    201   QUAKER STATE TEL CO                     PA
   6697   R. F. COMMUNICATIONS                    PA
   6751   RADIO-COMM                              MO

   6305   RADIOFONE, INC.                         FL
   6305   RADIOFONE, INC.                         LA
   6305   RADIOFONE, INC.                         MS
   6305   RADIOFONE, INC.                         TX
   6597   RAM TECHNOLOGIES INC. - WEST            WV
          VIRGINIA
   6595   RAM TECHNOLOGIES, INC. - KENTUCKY       KY
   6596   RAM TECHNOLOGIES, INC. - OHIO           OH
   6514   RAMCELL OF KENTUCKY                     KY
   6711   RCC OF PENNSYLVANIA DBA BEEPER          PA
          RENTAL SERVICE
   6810   REDI-CALL COMMUNICATIONS CO             DE
   6810   REDI-CALL COMMUNICATIONS CO             PA
   7229   MCI METRO                               MA
   7619   RESIDENTIAL COMMUNICATIONS              MA
          NETWORK OF MASS. - NY
    940   RHINELANDER TEL CO                      WI
   6202   RICHMOND CELLULAR TELEPHONE CO.         VA

    267   RITCHIE TEL CO                          WV
    815   ROCHESTER TEL CO INC                    IN

                               MCI CONFIDENTIAL

-------------------------------------------------------------------------------------------------------------
                                                 OTHER
-------------------------------------------------------------------------------------------------------------
CODE          NAME                         STATE          CODE           NAME                     STATE
----          ----                         -----          ----           ----                     -----
2348  CENTRAL TEL NV                        NV            1473   ROCK DEL TEL CO                   MN
 630  CENTRAL TEL OF OHIO                   OH             542   ROCK HILL TEL CO                  SC
 254  CENTRAL TEL OF VA                     NC            2232   ROCKLAND TEL CO                   ID
 254  CENTRAL TEL OF VA                     VA            6004   ROGERS RADIO CALL, INC.           IN
2052  CENTRAL TX TEL CO-OP                  TX            2252   RONAN TEL CO                      MT
6547  CENTURY CELLUNET, INC.                AR            2395   ROSEVALLEY TEL CO                 OR
6547  CENTURY CELLUNET, INC.                LA            2334   ROSEVILLE TEL CO                  CA
6547  CENTURY CELLUNET, INC.                MI            6674   RSA  1 LIMITED PARTNERSHIP DBA    IA
                                                                 CELLULAR 29 PLUS
6547  CENTURY CELLUNET, INC.                TX            6024   RURAL CELLULAR CORP.              MN
6509  CENTURY EL CENTRO CELLULAR CORP.      CA            6024   RURAL CELLULAR CORP.              WI
6526  CFW CELLULAR, INC.                    VA            6482   SAN DIEGO PAGING                  CA
6021  CHARITON VALLEY CELLULAR              MO             499   SANDHILL TEL CO                   NC
1864  CHARITON VALLEY TEL                   MO            6583   SANTA CRUZ CELLULAR TELEPHONE,    CA
                                                                 INC.
 427  CHATHAM TEL CO                        LA            6792   SATELLINK PAGING, INC.            GA
6221  CHATTANOOGA   MSA      LIMITED        TN             120   SAWTOOTH TELEPHONE                ID
      PARTNERSHIP
1126  CHESTER TELEPHONE CO                  IA            6739   SCHUYLKILL MOBILE FONE, INC.      PA
1126  CHESTER TELEPHONE CO                  MN            1591   SE NEBRASKA TEL CO                NE
 354  CHICKAMAUGA TEL CO                    GA            1292   SEARSBORO TEL CO INC              IA
 597  CHILLICOTHE TEL CO                    OH            6347   SEIKO COMMUNICATIONS OF AMERICA,  CA
                                                                 INC. - CA
6680  CIMARRON PAGING                       OK            6347   SEIKO COMMUNICATIONS OF AMERICA,  FL
                                                                 INC. - CA
  81  CIT TELCO HAMMOND NY                  NY            6471   SEIKO COMMUNICATIONS OF AMERICA,  FL
                                                                 INC. - FLORIDA
4426  CITIZENS - EAST ARIZONA               AZ             122   SENECA-GORHAM TEL                 NY
3401  CITIZENS TEL                          OR            1080   SHARON TEL CO - IL                IL
1865  CITIZENS TEL CO                       MO            1025   SHAWNEE TEL CO INC                IL
4427  CITIZENS TELECOM.-ID                  ID            6687   SHENANDOAH     PERSONAL           MD
                                                                 COMMUNICATIONS CO.
4322  CITIZENS TELECOM.-MT                  MT            6687   SHENANDOAH     PERSONAL           PA
                                                                 COMMUNICATIONS CO.
4336  CITIZENS TELECOM.-TN                  TN            6687   SHENANDOAH     PERSONAL           VA
                                                                 COMMUNICATIONS CO.
4429  CITIZENS TELECOM.-UT                  UT            6687   SHENANDOAH     PERSONAL           WV
                                                                 COMMUNICATIONS CO.
4338  CITIZENS TELECOM.-WV                  WV            6343   SHREVEPORT CELLULAR TELEPHONE     TX
                                                                 DBA CELLULAR ONE
2172  CITIZENS UTILITIES                    AZ            2338   SIERRA TEL CO INC                 CA
2172  CITIZENS UTILITIES                    CA            6593   SO. ALABAMA CELLULAR COMM. DBA    AL
                                                                 FRONTIER CELLULAR
 557  CLAIBORNE TEL CO                      TN            6209   SO. CAROLINA CELLULAR SERVICES,   SC
                                                                 INC
 226  CLIFTON FORGE-WAYNES                  VA             950   SOLON SPRINGS TEL CO              MN
6532  CMT PARTNERS DBA CELLULAR ONE         KS             950   SOLON SPRINGS TEL CO              WI
6532  CMT PARTNERS DBA CELLULAR ONE         MO            6589   SOURCE ONE WIRELESS               GA
 424  COSTAL TEL ELC CO                     LA            6618   SOURCE ONE WIRELESS, INC.         IL
 356  COASTAL UTILITIES IN                  GA            6618   SOURCE ONE WIRELESS, INC.         MI
6614  COEUR D' ALENE ANSWERING SERVICE, ID                6618   SOURCE ONE WIRELESS, INC.         WI
      INC.
2204  COLUMBINE TEL CO                      CO            1634   SOURIS RIVER TEL                  ND
6669  COMCAST                CELLULAR       DE             204   SOUTH CANAAN TEL                  PA
      COMMUNICATIONS-DELAWARE
6670  COMCAST                CELLULAR       MD            3306   SOUTH          CENTRAL            KS
      COMMUNICATIONS - MARYLAND                                  TELECOMMUNICATIONS OF KIOWA
6668  COMCAST                CELLULAR       NJ            8812   SOUTH DAKOTA NETWORK METRO -      SD
      COMMUNICATIONS - NEW JERSEY                                SOUTH DAKOTA
6667  COMCAST                CELLULAR       PA            1883   SOUTH KANSAS TEL CO               KS
      COMMUNICATIONS - PENNSYLVANIA
6790  COMM. SALES AND SERVICE DBA           LA            2195   SOUTH PARK TEL CO                 CO
      PAGERS UNLIMITED
6572  COMMNET CELLULAR, INC. - ARIZONA     AZ            6736   SOUTH TEXAS PAGING                 TX

CODE          NAME                           STATE     CODE          NAME                             STATE
----          ----                           -----     ----          ----                             -----
6567  COMMNET CELLULAR, INC.- COLORADO         CO         461   SOUTHEAST MISS TELCO                    MS
6565  COMMNET CELLULAR, INC.- IDAHO            ID         952   SOUTHEAST TEL CO WI                     WI
6570  COMMNET CELLULAR, INC.- IOWA             IA        6744   SOUTHERN COMMUNICATIONS SERVICES        AL
6564  COMMNET CELLULAR, INC.- MONTANA          CO        6744   SOUTHERN COMMUNICATIONS SERVICES        GA
6564  COMMNET CELLULAR, INC.- MONTANA          MT        6700   SOUTHERN OHIO COMMUNICATION             OH
                                                                SERVICES, INC.
6573  COMMNET CELLULAR, INC.- NEW MEXICO       NM         318   SOUTHLAND TEL CO                        AL
6568  COMMNET CELLULAR, INC.- NORTH DAKOTA     ND         318   SOUTHLAND TEL CO                        FL
6569  COMMNET CELLULAR, INC.- SOUTH DAKOTA     SD        6480   SOUTHWEST PAGING                        CA
6571  COMMNET CELLULAR, INC.- UTAH             UT        6399   SOUTHWESTCO WIRELESS, INC. - ARIZONA    AZ
6566  COMMNET CELLULAR, INC.- WYOMING          WY        6399   SOUTHWESTCO WIRELESS, INC. - ARIZONA    TX
7513  COMMONWEALTH COMMUNICATIONS, INC.        PA        6401   SOUTHWESTCO WIRELESS, INC. - NEW        NM
                                                                MEXICO
6758  COMMTRONIX                               AR        6671   SOUTHWESTERN BELL MOBILE SYSTEMS        IL
6522  COMMUNICATIONS SALES & SERVICES,         TX        6671   SOUTHWESTERN BELL MOBILE SYSTEMS        KS
      INC. DBA  CSSI
6735  COMMUNITRONICS, INC.                     MS        6671   SOUTHWESTERN BELL MOBILE SYSTEMS        MO
6803  COMSERV CO                               TN        6534   SOUTHWESTERN BELL MOBILE SYSTEMS DBA    IL
                                                                CELLULAR ONE
 474  CONCORD TEL CO                           GA        6534   SOUTHWESTERN BELL MOBILE SYSTEMS DBA    MD
                                                                CELLULAR ONE
 474  CONCORD TEL CO                           NC        6534   SOUTHWESTERN BELL MOBILE SYSTEMS DBA    OK
                                                                CELLULAR ONE
6542  CONE CELLULAR                            MS        6534   SOUTHWESTERN BELL MOBILE SYSTEMS DBA    TX
                                                                CELLULAR ONE
 162  CONESTOGA TEL & TEL                      PA        6534   SOUTHWESTERN BELL MOBILE SYSTEMS DBA    VA
                                                                CELLULAR ONE
7393  CONSOLIDATED COMMUNICATIONS TELCOM       IL        6681   SOUTHWESTERN BELL SERVICES              OK
      SVCS., INC.
6362  CONTACT COMMUNICATIONS, INC.             PA        6557   SPRINGWICH CELLULAR LIMITED             CT
                                                                PARTNERSHIP - CT
6364  CONTACT COMMUNICATIONS, INC. - ARIZONA   AZ        7391   SPRINT METROPOLITAN NETWORKS, INC.      FL
6372  CONTACT COMMUNICATIONS, INC. -           CA        6664   SPRINT SPECTRUM L.P.                    AL
      CALIFORNIA
6370  CONTACT COMMUNICATIONS, INC. -           IL        6664   SPRINT SPECTRUM L.P.                    AR
      ILLINOIS
6370  CONTACT COMMUNICATIONS, INC. -           IN        6664   SPRINT SPECTRUM L.P.                    AZ
      ILLINOIS
6684  CONTACT COMMUNICATIONS, INC. - NO.       NC        6664   SPRINT SPECTRUM L.P.                    CA
      CAROLINA
6685  CONTACT COMMUNICATIONS, INC. - SO.       NJ        6664   SPRINT SPECTRUM L.P.                    CO
      CAROLINA
6371  CONTACT COMMUNICATIONS, INC. - TEXAS     TX        6664   SPRINT SPECTRUM L.P.                    CT
6366  CONTACT COMMUNICATIONS, INC. -           WI        6664   SPRINT SPECTRUM L.P.                    DE
      WISCONSIN
6756  CONTACT NEW MEXICO, INC.                 NM        6664   SPRINT SPECTRUM L.P.                    FL
6613  CONTACT PAGING OF COLORADO, INC.         CO        6664   SPRINT SPECTRUM L.P.                    IA
6757  CONTACT PAGING OF TEXAS                  TX        6664   SPRINT SPECTRUM L.P.                    ID
7525  CONTINENTAL CABLEVISION                  CA        6664   SPRINT SPECTRUM L.P.                    IN
7566  CONTINENTAL FIBER TECH. DBA ALTERNET     FL        6664   SPRINT SPECTRUM L.P.                    KS
      (FLORIDA)
7562  CONTINENTAL FLORIDA                      FL        6664   SPRINT SPECTRUM L.P.                    KY
      TELECOMMUNICATIONS, INC.

--------------------------------------------------------------------------------
                                     OTHER
--------------------------------------------------------------------------------

CODE          NAME                         STATE          CODE           NAME                     STATE
----          ----                         -----          ----           ----                     -----
3320  CONTOOCOOK VALLEY TELEPHONE CO.       NH            6664  SPRINT SPECTRUM L.P.               LA
 103  COUNCIL TELEPHONE                     ID            6664  SPRINT SPECTRUM L.P.               MI
6691  COX CALIFORNIA PCS, INC.              CA            6664  SPRINT SPECTRUM L.P.               MN
3402  CP NATIONAL TEL SERVICE               CA            6664  SPRINT SPECTRUM L.P.               MO
2304  CP NTL TEL SVC CO                     CA            6664  SPRINT SPECTRUM L.P.               NE
2304  CP NTL TEL SVC CO                     NV            6664  SPRINT SPECTRUM L.P.               NJ
1009  C-R TEL CO                            IL            6539  PREFERRED NETWORKS, INC.           MI
6752  CRYSTAL COMMUNICATIONS DBA            KY            6664  SPRINT SPECTRUM L.P.               OH
      MULTIPAGE, INC.
6763  CRYSTYAN PAGING NETWORK               FL            6664  SPRINT SPECTRUM L.P.               OK
1650  CTY BRKNGS MUNICIPAL                  SD            6664  SPRINT SPECTRUM L.P.               OR
2308  CTZ UTL CO OF CA                      CA            6664  SPRINT SPECTRUM L.P.               PA
6738  CYBERTEL MINNEAPOLIS PAGING           MN            6664  SPRINT SPECTRUM L.P.               TN
      CORP., DBA MINNCOMM
1610  DAKOTA C RURAL TEL                    ND            6664  SPRINT SPECTRUM L.P.               TX
6538  DALLAS NEXTFONE SYSTEMS, INC.         TX            6664  SPRINT SPECTRUM L.P.               UT
6527  DAVE FANT COMPANY DBA OKLAHOMA        OK            6664  SPRINT SPECTRUM L.P.               WA
      RADIO SYSTEMS
1379  DEER RIVER TEL CO                     MN            6664  SPRINT SPECTRUM L.P.               WI
9999  DEFAULT                               CA            1810  SPRINT/UNITED TELEPHONE OF         KS
                                                                EASTERN KANSAS
 562  DEKALB TEL COOP                       TN            1812  SPRINT/UNITED TELEPHONE OF         KS
                                                                MISSOURI - KANSAS
6627  DELTA TELEPAGE, INC.                  MS             944  ST CROIX TEL CO                    WI
 998  DEPUE TEL CO                          IL             339  ST JOSEPH TEL&TEL CO               FL
6003  DETROIT CELLULAR                      MI             339  ST JOSEPH TEL&TEL CO               GA
6235  DIAL CALL SC INC                      SC             502  STAR TEL MEMB CORP                 NC
6233  DIAL CALL TN INC                      TN             387  STATESBORO TEL CO                  GA
6406  DIAL PAGE - FLORIDA                   FL            2399  STAYTON COOP TEL CO                OR
6407  DIAL PAGE - GEORGIA                   GA            2147  SUGAR LAND TEL CO                  TX
6408  DIAL PAGE - NORTH CAROLINA            NC            6703  SUPER COM, INC.                    MI
6409  DIAL PAGE - SOUTH CAROLINA            SC            6759  SUPERBEEPER ELECTRONIC II, INC.    FL
6410  DIAL PAGE - TENNESSEE                 TN            6830  SUPERIOR COMMUNICATIONS            NJ
                                                                TECHNOLOGY CORP.
6404  DIAL PAGE, INC.                       FL            2025  SW OKLAHOMA TEL CO                 OK
6619  DIGI-PAGE, LLP.                       KS            6029  SWB MOBILE SYSTEMS                 IL
6677  DOBSON CELLULAR SYSTEMS, INC.         KS            6029  SWB MOBILE SYSTEMS                 MO
6677  DOBSON CELLULAR SYSTEMS, INC.         OK            6029  SWB MOBILE SYSTEMS                 TX
6748  DON CLARK'S RADIO ELECTRONICS         ID            6813  SYGNET COMMUNICATIONS              PA
 609  DOYLESTOWN TEL CO                     OH             128  SYLVAN LAKE TEL CO                 NY
6708  DULUTH/SUPERIOR CELLULAR, INC.        MN            3334  TABLE TOP TELEPHONE CO., INC.      AZ
  91  DUNK & FRED TEL CO                    NY              84  TACONIC TEL CORP                   MA
6799  DURANGO CELL TEL CO                   CO              84  TACONIC TEL CORP                   NY
6754  DYNATEL, INC.                         FL            2150  TATUM TEL CO                       TX
 429  E ASCENSION TEL CO                    LA            7125  TCG                                AZ
1156  E BUCHANAN TEL COOP                   IA            7125  TCG                                CO
2262  E N M R TEL COOP INC                  NM            7125  TCG                                CT
2262  E N M R TEL COOP INC                  TX            7125  TCG                                DC
2185  EAGLE TELECOM INC                     CO            7125  TCG                                FL
3305  EAGLENET, INC.                        OK            7125  TCG                                IL
3305  EAGLENET, INC.                        TX            7125  TCG                                IN
6785  EARHART COMMUNICATIONS, INC.          TN            7125  TCG                                MA
1873  EASTERN MISSOURI TEL                  MO            7125  TCG                                MD
7308  EASTERN TELELOGIC CORP. -             DE            7125  TCG                                MI
      DELAWARE
7309  EASTERN TELELOGIC CORP. -             PA            7125  TCG                                NJ
      PENNSYLVANIA
6689  EASTERN WIRELESS CORP.                WV            7125  TCG                                NJ
6793  EASY COMM BEEPERS                     NV            7125  TCG                                NY
1003  EGYPTIAN TEL COOP                     IL            7125  TCG                                PA
6601  EL PASO CELLULAR TELEPHONE CO.        TX            7125  TCG                                RI
2187  EL PASO CO TEL CO                     CO            7125  TCG                                TX
1004  EL PASO TEL CO                        IL            7125  TCG                                WA
2069  ELECTRA TEL CO                        TX            7125  TCG                                WI

                               MCI CONFIDENTIAL

--------------------------------------------------------------------------------
                                     OTHER
--------------------------------------------------------------------------------

 CODE               NAME                        STATE      CODE               NAME                       STATE
 ----               ----                        -----      ----               ----                       -----
 7174   ELECTRIC LIGHTWAVE, INC. - CALIFORNIA    CA        7213   TCG AMERICA - MICHIGAN                  MI
 7172   ELECTRIC LIGHTWAVE, INC. - OREGON        OR        7325   TCG AMERICA, INC. - MARYLAND            MD
 7176   ELECTRIC LIGHTWAVE, INC. - UTAH          UT        7610   TCI TELEPHONY SERVICES OF               CA
                                                                  CALIFORNIA, INC.
 7173   ELECTRIC LIGHTWAVE, INC. - WASHINGTON    WA        7621   TCI TELEPHONY SERVICES OF               CT
                                                                  CONNECTICUT, INC.
 6753   ELECTRONIC ENGINEERING COMPANY           IA        7607   TCI TELEPHONY SERVICES OF ILLINOIS,     IL
                                                                  INC.
 1764   ELKHART TEL CO INC                       KS        3411   TCT WEST, INC.                          MT
 1764   ELKHART TEL CO INC                       OK        3411   TCT WEST, INC.                          WY
  168   ENTERPRISE TEL CO                        PA        2360   TEL UTIL OF E OREGON                    CA
 6709   ERIE CELLULAR TELEPHONE CO.              PA        2360   TEL UTIL OF E OREGON                    OR
 2070   ETEX TEL COOP INC                        TX        2408   TEL UTILITIES OF WA                     WA
  434   EVANGELINE TEL CO                        LA        2408   TEL UTILITIES OF WA                     WA
  362   FAIRMOUNT TEL CO INC                     GA        6749   TELEBEEPER OF NEW MEXICO                NM
  877   FAIRWTR-BRAN-ALT TEL                     WI        7137   TELEPORT COMMUNICATIONS GROUP -         IL
                                                                  ILLINOIS
 2188   FARMERS MUTUAL TEL                       CO        7139   TELEPORT COMMUNICATIONS GROUP -         CA
                                                                  LOUISIANA
  520   FARMERS TEL COOP INC                     SC        7140   TELEPORT COMMUNICATIONS GROUP - NEW     CT
                                                                  YORK
 1882   FIDELITY TEL CO                          MO        7147   TELEPORT COMMUNICATIONS GROUP - SAN     CA
                                                                  DIEGO
 6740   FIRST CELLULAR OF MARYLAND               WV        7145   TELEPORT COMMUNICATIONS GROUP - SAN     CA
                                                                  FRAN
 1012   FLAT ROCK MUT TEL CO                     IL        6591   TELETOUCH COMMUNICATIONS, INC.          AR
  291   FLORALA TELEPHONE CO                     FL        6545   TELETOUCH COMMUNICATIONS, INC. -        MS
                                                                  MISSISSIPPI
  294   FLORALA TELEPHONE CO. - ALABAMA          AL        6544   TELETOUCH COMMUNICATIONS, INC. -        TX
                                                                  TEXAS
 6473   FLORIDA CELLULAR RSA LIMITED             FL        6820   TEXAS COMMUNICATIONS, INC.              TX
        PARTNERSHIP
 6205   FLORIDA CELLULAR SERVICE, INC.           FL        6737   TEXAS INSTRUMENTS, INC.                 TX
  884   FORESTVILLE TEL CO                       WI        6730   THE BEEPER COMPANY                      TX
 6818   FROMM SERVICES, INC.                     WI        6616   THE GREAT AMERICAN ENTERPRISE DBA       AL
                                                                  MPW PAGING
 1127   FRONTIER COMMUNICATIONS OF IOWA, INC     IA        8874   THE OFFSHORE TELEPHONE CO.              LA
 1367   FRONTIER COMMUNICATIONS OF MINN, INC     IA        2332   THE PONDEROSA TEL CO                    CA
 1367   FRONTIER COMMUNICATIONS OF MINN, INC     MN        1079   THE SCHUYLER TEL CO                     IL
 7343   FRONTIER LOCAL SERVICES, INC.            NY        6498   THE TELEPHONE CONNECTION OF LOS         CA
                                                                  ANGELES, INC.
 1641   G.W.S., INC.                             NE        6584   THE WESTLINK COMPANY                    AZ
 1641   G.W.S., INC.                             SD        6584   THE WESTLINK COMPANY                    CO
 2223   GEM STATE UTILITIES                      ID        6584   THE WESTLINK COMPANY                    IA
 2223   GEM STATE UTILITIES                      NV        6584   THE WESTLINK COMPANY                    MN
  695   GEN TEL CO OF MICH                       MI        6584   THE WESTLINK COMPANY                    NE
  886   GEN TEL CO OF WI                         WI        6584   THE WESTLINK COMPANY                    NM
 6688   GENERAL PAGING & TELECOMMUNICATIONS      FL        6584   THE WESTLINK COMPANY                    OR
        CO. INC.
 6528   GEORGIA INDEPENDENT DBA CELLULAR PLUS    GA        6584   THE WESTLINK COMPANY                    WA
 7389   GEOTEK COMMUNICATIONS, INC.              CT        6834   THIRD KENTUCKY CELLULAR CORP. DBA       KY
                                                                  WIRELESS 2000
 7389   GEOTEK COMMUNICATIONS, INC.              DE         828   THORNTOWN TEL CO                        IN
 7389   GEOTEK COMMUNICATIONS, INC.              FL         959   THORP TEL CO                            WI
 7389   GEOTEK COMMUNICATIONS, INC.              IL        6718   THUMB CELLULAR LIMITED PARTNERSHIP      MI
 7389   GEOTEK COMMUNICATIONS, INC.              NJ        7178   TIME WARNER                             CA
 7389   GEOTEK COMMUNICATIONS, INC.              TX        7178   TIME WARNER                             CO
 6791   GILRO CELLULAR CORPORATION               MI        7430   TIME WARNER AXS NYC - MANHATTAN         NY

                               MCI CONFIDENTIAL

------------------------------------------------------------------------------------------------------------
                                                       OTHER
------------------------------------------------------------------------------------------------------------
CODE         NAME                          STATE          CODE           NAME                     STATE
----         ----                          -----          ----           ----                     -----
 457  GLEN ALLAN TEL CO                     MS            7259  TIME WARNER COMMUNICATIONS - NY -  NY
                                                                ROCHESTER
1189  GRAETTINGER COOP TEL                  IA            7437  TIME WARNER COMMUNICATIONS AXS     FL
                                                                FLORIDA - ORLANDO
1020  GRAFTON TEL CO                        IL            7516  TIME WARNER COMMUNICATIONS AXS OF  TX
                                                                AUSTIN, TEXAS
1577  GREAT PLAINS COMMUN                   CO            7517  TIME WARNER COMMUNICATIONS AXS OF  TN
                                                                MEMPHIS, TN
1577  GREAT PLAINS COMMUN                   KS            7436  TIME WARNER COMMUNICATIONS AXS OF  OH
                                                                OHIO, L.P.
1577  GREAT PLAINS COMMUN                   NE            7350  TOTAL TELECOMMUNICATI SERVICES,
                                                                INC.                               OK
1577  GREAT PLAINS COMMUN                   NE            2296  TRI-CO TEL ASSN INC                WY
1577  GREAT PLAINS COMMUN                   SD            6485  TRI STATE RADIO - NEW JERSEY       NJ
1577  GREAT PLAINS COMMUN                   SD            6484  TRI STATE RADIO - PENNSYLVANIA     PA
1660  GREAT PLAINS TEL CO                   SD            6777  TRIAD CELLULAR - UTAH, L.P.        AZ
1023  GRIDLEY TEL CO                        IL            6777  TRIAD CELLULAR - UTAH, L.P.        UT
7456  GST LIGHTWAVE, INC. - CALIFORNIA      CA            6779  TRIAD TEXAS, L. P.                 TX
7552  GST NET (AZ), INC.                    AZ            6826  TRILLIUM CELLULAR CORP.            MI
7457  GST NEW MEXICO LIGHTWAVE, INC.        NM            6800  TRINITY INTERNTL                   NJ
7241  GST PACIFIC LIGHTWAVE                 CA            6641  TSR PAGING - ILLINOIS              IL
6222  GULF COAST CELLULAR TELEPHONE CO.     AL            6641  TSR PAGING - ILLINOIS              IN
 329  GULF TEL CO                           FL            6635  TSR PAGING - MARYLAND              MD
 523  HARGRAY TEL CO INC                    SC            6640  TSR PAGING - NEVADA                NV
1026  HARRISONVILLE TEL CO                  IL            6631  TSR PAGING - VIRGINIA              VA
2190  HAXTUN TEL CO                         CO            2297  UNION TEL CO                       CO
6686  HEARTLAND COMMUNICATIONS, INC.        IL            2297  UNION TEL CO                       UT
6686  HEARTLAND COMMUNICATIONS, INC.        IN            2297  UNION TEL CO                       WY
6686  HEARTLAND COMMUNICATIONS, INC.        MN             567  UNITED INTER_MTN TEL               TN
 160  HEARTLAND COMMUNICATIONS, INC.        SD             567  UNITED INTER_MTN TEL               VA
6686  HEARTLAND COMMUNICATIONS, INC.        WI            6261  UNITED STATES CELLULAR CORP. -     CA
                                                                CALIFORNIA
6424  HIGHLAND CELLULAR, INC.               VA            6280  UNITED STATES CELLULAR   CORP. -   FL
                                                                FLORIDA
6424  HIGHLAND CELLULAR, INC.               WV            6264  UNITED STATES CELLULAR CORP. -     ID
                                                                IDAHO
 100  HIGHLAND TEL CO                       NY            6265  UNITED STATES CELLULAR CORP. -     IL
                                                                ILLINOIS
3321  HOLLIS TELEPHONE COMPANY, INC.        NH            6277  UNITED STATES CELLULAR CORP. -     IN
                                                                INDIANA
6580  HOLSUM BAKING CO. DBA CAPROCK         NM            6266  UNITED STATES CELLULAR CORP. -     IA
      COMMUNICATIONS                                            IOWA
1032  HOME TEL CO                           IL            6268  UNITED STATES CELLULAR CORP. -     KY
                                                                KENTUCKY
 458  HOME TEL CO                           MS            6275  UNITED STATES CELLULAR CORP. -     MO
                                                                MISSOURI
2377  HOME TEL CO                           OR            6282  UNITED STATES CELLULAR CORP. -     NC
                                                                NORTH CAROLINA
 778  HOME TEL CO INC                       IN            6285  UNITED STATES CELLULAR CORP. -     OH
                                                                OHIO
 527  HOME TEL CO INC                       SC            6272  UNITED STATES CELLULAR CORP.  -    OK
                                                                OKLAHOMA
1563  HOOPER TEL CO                         NE            6349  UNITED STATES CELLULAR CORP. -     OH
                                                                OREGON
6491  HORIZON CELLULAR TELEPHONE CO. OF     GA            6286  UNITED STATES CELLULAR CORP. -     PA
      DAWSON, L.P.                                              PENNSYLVANIA
6491  HORIZON CELLULAR TELEPHONE CO. OF     KY            6281  UNITED STATES CELLULAR CORP. -     CA
      DAWSON, L.P.                                              SOUTH CAROLINA
6491  HORIZON CELLULAR TELEPHONE CO. OF     PA            6281  UNITED STATES CELLULAR CORP. -     SC
      DAWSON, L.P.                                              SOUTH CAROLINA
 528  HORRY TEL COOP INC                    SC            6278  UNITED STATES CELLULAR CORP. -     GA
                                                                TENNESSEE
6227  HOUSTON CELLULAR TELEPHONE CO.        TX            6278  UNITED STATES CELLULAR CORP. -     TN
                                                                TENNESSEE

                               MCI CONFIDENTIAL

--------------------------------------------------------------------------------
                                     OTHER
--------------------------------------------------------------------------------

 CODE                 NAME                      STATE      CODE                 NAME                     STATE
 ----                 ----                      -----      ----                 ----                     -----
                                                                  TENNESSEE
   11   HRTLD & ST ALBNS TEL                     ME        6271   UNITED STATES CELLULAR CORP. - TEXAS    TX
 7129   HYPERION TELECOMMUNICATIONS, INC.        NY        6283   UNITED STATES CELLULAR CORP. -          VA
                                                                  VIRGINIA
 7245   ICG TELECOM GROUP - CALIFORNIA           CA        6283   UNITED STATES CELLULAR CORP. -          WV
                                                                  VIRGINIA
 7242   ICG TELECOM GROUP - TENNESSEE            TN        6270   UNITED STATES CELLULAR CORP. -          OR
                                                                  WASHINGTON
 7150   ICG TELECOM GROUP, INC.                  CO        6270   UNITED STATES CELLULAR CORP. -          WA
                                                                  WASHINGTON
 7163   ICG TELECOM GROUP, INC. - OH             OH        6274   UNITED STATES CELLULAR CORP. -          WI
                                                                  WISCONSIN
 1037   IL CONSOLIDATED TEL                      IL        7431   US LONG DISTANCE, INC.                  TX
 1037   IL CONSOLIDATED TEL                      IL        7461   US ONE COMMUNICATIONS CORP.             CT
 6416   INDEPENDENT CELLULAR NETWORK, INC. -     KY        7461   US ONE COMMUNICATIONS CORP.             NY
        KENTUCKY
 6417   INDEPENDENT CELLULAR NETWORK, INC. -     OH        6543   USA MOBILE COMMUNICATIONS, INC. II      AL
        OHIO
 6418   INDEPENDENT CELLULAR NETWORK, INC. -     PA        6543   USA MOBILE COMMUNICATIONS, INC. II      IL
        PENNSYLVANIA
 6678   INFO PAGE                                GA        6543   USA MOBILE COMMUNICATIONS, INC. II      IN
 1038   INLAND TEL CO                            IL        6543   USA MOBILE COMMUNICATIONS, INC. II      KY
 6579   INNOTECH CORPORATION                     IL        6543   USA MOBILE COMMUNICATIONS, INC. II      OH
 6724   INSTANT PAGE, INC.                       MI        6543   USA MOBILE COMMUNICATIONS, INC. II      PA
 7475   INTERCEL, INC. - ALABAMA                 AL         324   VALLEY TELEPHONE CO                     AL
 7472   INTERCEL, INC. - FLORIDA                 FL        6384   VANGUARD CELLULAR SYSTEMS OF SOUTH      SC
                                                                  CAROLINA, INC.
 7473   INTERCEL, INC. - GEORGIA                 GA        6383   VANGUARD CELLULAR SYSTEMS, INC.         FL
 7474   INTERCEL, INC. - MISSISSIPPI             MS        6383   VANGUARD CELLULAR SYSTEMS, INC.         KY
 7476   INTERCEL, INC. - TENNESSEE               TN        6383   VANGUARD CELLULAR SYSTEMS, INC.         NY
 1675   INTER-COMMUNITY TELEPHONE CO. II, INC.   ND        6543   USA MOBILE COMMUNICATIONS, INC. II      TN
 2422   INTER-ISLAND TEL CO                      WA        6603   VALLEY TELECOMMUNICATIONS COMPANY       AZ
 7149   INTERMEDIA COMMUNICATIONS OF FLORIDA,    FL        6383   VANGUARD CELLULAR SYSTEMS, INC.         PA
        INC.
 7149   INTERMEDIA COMMUNICATIONS OF FLORIDA,    NC        6383   VANGUARD CELLULAR SYSTEMS, INC.         SC
        INC.
 7485   INTERNATIONAL TELCOM, LTD.               WA        6383   VANGUARD CELLULAR SYSTEMS, INC.         WV
 8858   IOWA NETWORK SERVICES, INC.              IA        6499   VENTURES IN PAGING                      OK
  175   IRONTON TEL CO                           PA        6742   VIRGINIA CELLULAR, INC.                 VA
 6719   J&M PAGING COMPANY DBA BELL PAGING       CA         967   VIROQUA TEL CO                          WI
        COMPANY
 6535   JACKSON MOBILPHONE COMPANY, INC.         TN         330   VISTA-UNITED TELECOM                    FL
 6212   JACKSONVILLE MSA LIMITED PARTNERSHIP     FL        2344   W CST TEL CO OF CA                      CA
 1666   JEFFERSON TEL CO                         SD        1637   W RIVER MUTUAL AID                      ND
 7386   JONES INTERCABLE, INC. - MARYLAND        DC        1637   W RIVER MUTUAL AID                      SD
 7385   JONES INTERCABLE, INC. - VIRGINIA        VA        1729   WALNUT HILL TEL CO                      AR
 6837   JSM TELE-PAGE INC.                       WI         135   WARWICK VAL TEL CO                      NJ
 6794   KELLEY'S TELE-COMMUNICATIONS             WA         135   WARWICK VAL TEL CO                      NY
 6207   KENTUCKY CGSA, INC.                      KY         664   WASBASH MUTUAL TEL                      IN
 2324   KERMAN TEL CO                            CA         664   WASBASH MUTUAL TEL                      OH
  705   KINGSLEY TEL CO                          MI        1327   WEBB-DICKENS TEL COR                    IA
 6217   LAFAYETTE MSA LIMITED PARTNERSHIP        LA        6206   WESTEL - INDIANAPOLIS CO.               IN
  433   LAFOURCHE TEL CO                         LA        6210   WESTEL - MILWAUKEE COMPANY, INC..       IL
 1043   LAHARPE TEL CO INC                       IL        6210   WESTEL - MILWAUKEE COMPANY, INC..       WI
 6784   LAKE HURON CELLULAR CORP.                MI         117   WESTEL INC                              ID
 2104   LAKE LIVINGSTON TEL                      TX        6529   WESTERN PCS CORP.                       CO
  858   LAKESHORE TEL CO                         WI        6529   WESTERN PCS CORP.                       ID
  102   LAKESIDE TELEPHONE                       ID        6529   WESTERN PCS CORP.                       ND
  178   LAKEWOOD RURAL TEL                       PA        6529   WESTERN PCS CORP.                       NM

                               MCI CONFIDENTIAL


    301   LAMAR COUNTY TEL CO                      AL        6529   WESTERN PCS CORP.                       OK
    898   LARSEN-READFLD TELCO                     WI        6529   WESTERN PCS CORP.                       OR
   1045   LEAF RIV VLY TEL CO                      IL        6529   WESTERN PCS CORP.                       TX
   6607   LEWIS PAGING                             GA        6529   WESTERN PCS CORP.                       UT
    483   LEXINGTON TEL CO                         NC        6529   WESTERN PCS CORP.                       WA
   1706   LIBERTY TEL CO                           AR         666   WESTERN RESERVE TEL                     OH
   1568   LINCOLN TEL & TEL CO                     IA        7229   MCI METRO                               MD
   1568   LINCOLN TEL & TEL CO                     KS        7229   MCI METRO                               MI
   1568   LINCOLN TEL & TEL CO                     NE        7229   MCI METRO                               MN
   2244   LINCOLN TEL CO INC                       MT        7229   MCI METRO                               NC
   6676   LINCOLN  TELECOM.  CORP.  DBA NEBRASKA   NE        6515   WESTERN WIRELESS CORP.                  CA
          CELL. TEL. CO
   6682   LITCHFIELD    COUNTRY   CELLULAR   DBA   OR        6515   WESTERN WIRELESS CORP.                  CO
          RAMCELL OF OREGON
   6228   LOS ANGELES CELLULAR TELEPHONE CO.       CA        6515   WESTERN WIRELESS CORP.                  IA
   6208   LOUISIANA CGSA, INC.                     LA        6515   WESTERN WIRELESS CORP.                  ID
    442   LOUISIANA WEST TEL                       LA        6515   WESTERN WIRELESS CORP.                  KS
   2109   LUFKIN TEL EXC INC                       TX        6515   WESTERN WIRELESS CORP.                  MN
   6348   MAC LAND, INC.                           CA        6515   WESTERN WIRELESS CORP.                  MT
   6348   MAC LAND, INC.                           SC        6515   WESTERN WIRELESS CORP.                  ND
   2456   MALHEUR HOME TEL CO                      OR        6515   WESTERN WIRELESS CORP.                  NE
   1427   MANKATO CTZNS TEL CO                     MN        6515   WESTERN WIRELESS CORP.                  NM
   6525   MAP MOBILE COMMUNICATIONS, INC.          CA        6515   WESTERN WIRELESS CORP.                  NV
   6525   MAP MOBILE COMMUNICATIONS, INC.          IL        6515   WESTERN WIRELESS CORP.                  SD
   6525   MAP MOBILE COMMUNICATIONS, INC.          TX        6515   WESTERN WIRELESS CORP.                  TX
    598   MCCLURE TEL CO                           OH        6515   WESTERN WIRELESS CORP.                  WA
   7229   MCI METRO                                AZ        7229   MCI METRO                               NJ
   7229   MCI METRO                                CA        7229   MCI METRO                               NY
   7229   MCI METRO                                CO        7229   MCI METRO                               OH
   7229   MCI METRO                                CT        7229   MCI METRO                               OR
   7229   MCI METRO                                FL        7229   MCI METRO                               PA
   7229   MCI METRO                                GA        7229   MCI METRO                               TN
   7229   MCI METRO                                IL        7229   MCI METRO                               WA
   7229   MCI METRO                                IL        7229   MCI METRO                               WI
   7229   MCI METRO                                IN         121   ROCHESTER TEL CORP                      NY
   7272   MCLEOD NETWORK SERVICES, INC. - IOWA     IA        6515   WESTERN WIRELESS CORP.                  WY
   6821   MCMANUS COMMUNICATIONS                   AR        7546   WINSTAR TELECOMMUNICATIONS - IL         IL
   1048   MCNABB MUTAL TEL CO                      IL        7570   WINSTAR TELECOMMUNICATIONS - NY         NY
   6229   MCTA                                     MS        2323   WINTERHAVEN TEL CO                      CA
   8811   MEANS                                    MN        6814   WOOD COMMUNICAITONS DBA CELLPAGE        KY
    485   MEBANE HOME TEL CO                       NC         974   WOOD COUNTY TEL CO                      WI
   7170   MEDIAONE, INC.                           GA        1091   WOODHULL COMTY TELCO                    IL
   6673   MEMPHIS CELLULAR TELEPHONE CO.           TN        1341   WOODWARD MUTUAL TEL                     IA
   6219   MEMPHIS SMSA LIMITED PARTNERSHIP         MS        2299   WYOMING TEL CO INC                      WY
   6219   MEMPHIS SMSA LIMITED PARTNERSHIP         TN        1093   YATES CITY TEL CO                       IL
    788   MERCHNTS & FRMRS TEL                     IN        2453   YELM TEL CO                             WA